PAINEWEBBER PACE(SM)
Personalized Asset Consulting and Evaluation


    GOING THE

    DISTANCE

    TO MEET YOUR

    FINANCIAL NEEDS


    Annual Report
    July 31, 1996


This material is intended for use only by current PACE investors and must be preceded or accompanied by the current PACE prospectus.

Dear PaineWebber PACE-SM- Shareholder:

    PACE is an investment process in which you and your Investment Executive work together to define your financial objectives and build a portfolio designed in an effort to match your goals and risk tolerance. On an ongoing basis, your Quarterly Performance Monitor helps facilitate making any adjustments to ensure that your PACE investment continues to reflect your evolving needs.

    In addition to the consulting services of your Investment Executive, a significant part of the added value you receive as a PACE investor is PaineWebber's ongoing review of the PACE asset allocation recommendations and the performance of the investment managers. What follows is a summary of the results of our most recent review of the Program.

ASSET ALLOCATION

    The objective of asset allocation is to help you determine a blend of investments designed to meet your needs and match your risk tolerance. Therefore, although each of the PACE Portfolios' performance is important on its own, the performance of your entire portfolio is emphasized over the performance of any one individual Portfolio. In light of this, the ongoing review of the PACE asset allocation recommendations, and your asset allocation in particular, is especially significant.

    As you may be aware, we updated the Recommended Allocations during the first quarter of 1996. Because the PACE asset allocation model is strategic in nature, updates are made when we believe they may add significant long-term value to your PACE investment.

    Specifically, we recommended two noteworthy adjustments. First, due to the decreasing U.S. share of the global equity market, PaineWebber determined that increasing the recommended allocation to international equities would enhance the strategic allocations within PACE. The chart below illustrates that in 1973, stocks issued by U.S. companies represented nearly two-thirds of the outstanding stock in the world. Currently, stocks of U.S. companies represent closer to one-third of all outstanding stock. We believe that international stocks will likely continue to grow as a percentage of world market capitalization going forward.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  POTENTIAL INVESTMENT OPPORTUNITIES HAVE INCREASED STEADILY
                           OVERSEAS
1973
U.S.                                                                   64%
Foreign                                                                36%
1995
U.S.                                                                   38%
Foreign                                                                62%
Over the last two decades, the share of U.S. stocks has
diminished as a percentage of global worldwide stock
outstanding.
Source: Morgan Stanley Capital International; used with
permission.

    In conjunction with this increased allocation to international equities, the second adjustment was on the domestic side. We recommended reducing holdings in small company stocks and increasing the allocation to large company stocks, where we believe the long-term risk/reward tradeoff is more attractive.

    The amount to which your Recommended Allocation changed is dependent upon your risk tolerance and the degree to which your PACE investment includes domestic and international equities. If you have not done so, please review your most recent Quarterly Performance Monitor and consult your Investment Executive if you have questions.

PERFORMANCE OVERVIEW

    The primary goal of the PACE investment managers is to deliver above-average, long-term performance which is consistent with the segment of the market for which they are responsible. The long-term success of an asset allocation program is measured by how well the managers of each of the market segments perform TOGETHER when evaluated as a whole, rather than the performance of any one investment manager individually. It is not unusual for some investment managers to outperform and others to underperform their respective indexes, particularly in the short term.

    In the 11 months since the inception of the PACE Program, the PACE investment managers are already making inroads toward this long-term goal. Since August 31, 1995*, seven of the twelve investment managers either outperformed or were within 0.25% of their respective comparative market indexes.

    On the following pages you will find: a summary of the international and domestic market environments for the period ending July 31, 1996; detailed information regarding the performance of each PACE Portfolio since inception; and brief commentaries from each of the PACE investment managers. Please note that the opinions of the managers do not necessarily represent the opinions of PaineWebber Incorporated or Mitchell Hutchins Asset Management Inc.

    We appreciate the opportunity to help you achieve your financial goals. If you have any questions, please contact your Investment Executive.

Sincerely,

                [SIG]                                     [SIG]
Margo Alexander                                           Bruce A. Bursey
President                                                 Senior Vice President
Mitchell Hutchins Asset Management Inc.                   Managed Accounts Consulting Services
                                                          PaineWebber Incorporated

September 27, 1996

*The inception of the PACE Portfolios was on August 24, 1995.

INVESTMENT OVERVIEW--DOMESTIC

    The time period covered in this Annual Report--August 24, 1995 (commencement of operations) through July 31, 1996--can be characterized by dramatic highs and lows. The stock and bond markets, buoyed by low interest rates and low inflation, turned in exceptional performances during most of 1995. By the end of 1995, many investors were convinced that the Federal Reserve Board (the "Fed") had achieved a "soft landing" for the economy, which led to a general consensus that the Fed would act again to cut short-term interest rates. Sentiment changed quickly in early March, however, in response to government reports showing higher-than-expected economic growth. The result was a sharp drop in bond prices, which caused significant volatility in the stock market. Despite the volatility, the stock market, as measured by the Standard & Poor's 500 Index, was up 16.28% for this reporting period. Several factors helped move stocks higher, including an overall positive environment for corporate earnings and profit growth, as well as strong cash flows into equity mutual funds.

    Fixed income investments, however, proved to be another story. Accelerating economic growth, reflected in strong employment, investment spending, and retail sales economic data, as well as a surprisingly robust housing sector, combined to change market expectations that the Fed would ease to expectations that the Fed would tighten. This change in expectations caused the bond markets to experience periods of significant volatility throughout the reporting period. Generally, when bond yields increase, bond prices decrease and vice versa. Meanwhile, the Federal Open Market Committee's decision to keep monetary policy unchanged at the March, May and July 1996 meetings suggests that officials did not foresee a recession or accelerating inflation. Within this environment, the yield on the benchmark 30-year U.S. Treasury Bond ended the period relatively unchanged, yielding 6.98% on July 31, 1996 versus 6.84% on August 24, 1995.

INVESTMENT OVERVIEW--GLOBAL

    Throughout the latter part of 1995, there was a continuation of the general slowdown in worldwide economic growth. This provided a benevolent interest rate environment, which resulted in world bond market rallies. However, during the first half of 1996, world bond markets produced mixed returns. While yields of the "core" European bond markets generally declined, the stronger dollar eroded favorable returns in many markets. European governments continued to progress toward the goal of European Monetary Union ("EMU"). While it cannot be said with certainty that monetary union will be achieved by the target date of January 1, 1999, the probability of its occurrence continues to grow. Efforts toward EMU create a positive environment for European bonds because of the strict inflation and fiscal targets which its members must achieve.

    After taking a back-seat to the U.S. stock market during 1995, overseas stock markets rose in the first half of 1996, with many markets outperforming the U.S. market. Notable performers included France, Hong Kong, Mexico, and the Netherlands. While Europe performed well, Asian markets, with the exception of Hong Kong, reacted to fears of higher U.S. interest rates, and tended to be weak during the period.

 Note: Please note that, in the Portfolio commentaries on the following pages, the performance returns shown for each Portfolio are for the period since inception, August 24, 1995 through July 31, 1996. However, because performance information for most comparative indexes is available for month-end periods only, the performance period for the comparative indexes is August 31, 1995 through July 31, 1996. Performance is calculated after portfolio expenses, but does not include the PACE Program Fee.

PACE MONEY MARKET INVESTMENTS

    MANAGED BY MITCHELL HUTCHINS ASSET MANAGEMENT INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME CONSISTENT WITH THE PRESERVATION OF CAPITAL AND LIQUIDITY THROUGH INVESTMENTS IN HIGH-QUALITY, U.S. DOLLAR-DENOMINATED MONEY MARKET INSTRUMENTS WITH MATURITIES OF 13 MONTHS OR LESS. THE PORTFOLIO MAINTAINS A DOLLAR-WEIGHTED AVERAGE PORTFOLIO MATURITY OF 90 DAYS OR LESS.

INVESTMENT PROCESS

    MITCHELL HUTCHINS' FOCUS IS ON QUALITY, DIVERSITY AND LIQUIDITY. INVESTMENT CONSIDERATIONS INCLUDE A REVIEW OF INTEREST RATES VIS-A-VIS THE ECONOMIC ENVIRONMENT, CURRENT SUPPLY AND DEMAND OF MONEY MARKET PRODUCTS, AND A REVIEW OF CREDIT RISK. SECURITY SELECTION FOLLOWS AN APPROVED LIST OF TOP-TIER RATED SECURITIES REVIEWED BY THE MITCHELL HUTCHINS' CREDIT ANALYSTS.

COMMENTS FROM MITCHELL HUTCHINS ASSET MANAGEMENT INC.

    Since its inception on August 24, 1995 through July 31, 1996, the Portfolio provided investors with a return of 4.75% (exclusive of the PACE Program Fee), basically in line with the 4.77% return of 90-day U.S. Treasury Bills. Also, as of July 31, 1996, the Portfolio's 7-day yield was 4.94%, and net assets of the Portfolio totaled $10.2 million.

    Throughout the year, we kept the Portfolio's average maturity slightly longer than the money market fund average because we were confident that short-term interest rates would not rise too dramatically. The Portfolio's average maturity on July 31st (fiscal period-end) was 75 days. This benefited the Portfolio, as did the fact that, as always, it was well diversified within the issuer and industry areas.

    Looking ahead, we will closely monitor the Portfolio's average weighted maturity within a target range of 60 to 70 days. We believe that the Fed is unlikely to raise interest rates until after the November elections, if at all.

 * For the period August 31, 1995 through July 31, 1996, since intra-month money market data is not available.

PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY ("PIMCO"), THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME THROUGH INVESTMENTS PRIMARILY IN U.S. GOVERNMENT AND AGENCY SECURITIES OF VARYING MATURITIES, AS WELL AS MORTGAGE-BACKED SECURITIES, WITH A DOLLAR-WEIGHTED PORTFOLIO DURATION OF BETWEEN TWO AND SEVEN YEARS.

INVESTMENT PROCESS

    PIMCO'S INVESTMENT PROCESS BEGINS WITH A MACROECONOMIC ANALYSIS OF SECULAR AND CYCLICAL INTEREST RATE TRENDS. THE PORTFOLIO'S DURATION IS DETERMINED BASED ON PIMCO'S EXPECTATIONS FOR CHANGES IN INTEREST RATES. THEN, PIMCO EVALUATES THE YIELD CURVE'S POTENTIAL FOR STEEPENING OR FLATTENING. INDIVIDUAL ISSUES ARE CHOSEN FOR THEIR RELATIVE VALUE.

COMMENTS FROM PACIFIC INVESTMENT MANAGEMENT COMPANY

    Since its inception on August 24, 1995 through July 31, 1996, the Portfolio's return of 4.35% (exclusive of the PACE Program Fee) underperformed the Lehman Brothers Mortgage Backed Securities Index (the "Index") return of 4.97%. As of July 31, 1996, net assets of the Portfolio totaled $58.8 million.

    Throughout much of 1995 and 1996, the Portfolio's duration was longer than that of the Index, and it was invested in lower-coupon mortgages and longer-duration collateralized mortgage obligations (CMOs). Most of the performance shortfall occurred in the first quarter of 1996, when interest rates rose sharply. The Portfolio's longer duration strategy negatively impacted returns in this environment. However, into the second quarter of 1996, the Portfolio's holdings in mortgages helped performance, since mortgage securities outperformed Treasury securities as market volatility and prepayment speeds declined. The extra yield associated with mortgage bonds can be thought of as compensation for volatility and prepayment risk. This was especially true of current and high coupon mortgages, which benefited as prepayment expectations declined.

    In May, PIMCO reaffirmed its long-term forecast of 5% to 7% for 30-Year Treasury Bond rates. Given that long-term rates were 6.98% on July 31, 1996, we are optimistic about the prospects for rates to decline. While economic growth clearly accelerated during the first part of 1996, we remain confident that the U.S. economy will grow less quickly than market expectations. This, together with a benign inflation outlook, creates a backdrop for potentially attractive returns for the latter part of this year. As a result, we will continue to position the Portfolio with a longer average duration than the benchmark Index. Security selection will remain concentrated in the mortgage sector, with discount coupon pass-throughs the area where we see the most relative value. Finally, continued declines in market volatility should allow mortgages to significantly outperform Treasuries, given mortgage yield advantages.

              PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
  COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE PORTFOLIO AND THE
                LEHMAN BROTHERS MORTGAGE BACKED SECURITIES INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -           LEHMAN MORTGAGE
            Without Fee*   With Fee*  Backed Securities Index
8/24/95          $10,000     $10,000                  $10,000
8/31/95          $10,008     $10,005                  $10,000
9/95             $10,050     $10,034                  $10,088
10/95            $10,211     $10,182                  $10,178
11/95            $10,343     $10,301                  $10,294
12/95            $10,493     $10,437                  $10,423
1/96             $10,552     $10,482                  $10,501
2/96             $10,402     $10,321                  $10,413
3/96             $10,354     $10,260                  $10,376
4/96             $10,297     $10,191                  $10,347
5/96             $10,301     $10,182                  $10,316
6/96             $10,427     $10,294                  $10,458
7/96             $10,435     $10,294                  $10,497

    The graph depicts the performance of PACE Goverment Securities Fixed Income Investments versus the Lehman Brothers Mortgage Backed Securities Index. It is important to note that PACE Government Securities Fixed Income Investments is a professionally managed portfolio while the Lehman Brothers Mortgage Backed Securities Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                                TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................          4.35%             2.94%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE INTERMEDIATE FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INCOME ADVISORS, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CURRENT INCOME CONSISTENT WITH REASONABLE STABILITY OF PRINCIPAL THROUGH INVESTMENTS IN FIXED INCOME SECURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN TWO AND FOUR AND ONE-HALF YEARS.

INVESTMENT PROCESS

    PACIFIC INCOME ADVISORS FOCUSES ON YIELD CURVE ANALYSIS AND ACTIVE SECTOR ROTATION, OVERWEIGHTING OR UNDERWEIGHTING SECTORS BASED ON A RISK/REWARD ASSESSMENT AND ANTICIPATION OF CHANGING YIELD CURVE SHAPES. THE MANAGER UTILIZES A PROPRIETARY MODEL TO IDENTIFY SECURITIES THAT ARE UNDERVALUED ON A RISK-ADJUSTED BASIS.

COMMENTS FROM PACIFIC INCOME ADVISORS

    Since its inception on August 24, 1995 through July 31, 1996, the Portfolio provided investors with a total return of 3.59% (exclusive of the PACE Program
Fee), which underperformed the Lehman Brothers Intermediate-Term
Government/Corporate Index (the "Index") return of 4.35%. As of July 31, 1996, net assets of the Portfolio were $41.3 million.

    During the bond market rally in the latter half of 1995, the Portfolio maintained a longer duration than the Index which benefited performance as bond yields declined; however, the Portfolio's overweighting of the mortgage-backed sector caused it to lag the overall bond market during this timeframe. In the first and second quarters of 1996, the bond market was negatively impacted by stronger-than-expected economic data, which caused interest rates to rise and bond prices to decline. During this period, the Portfolio remained overweighted in the mortgage-backed securities and home equity loan sectors, which were among the best-performing sectors as the market traded off. During the second quarter of 1996, we shortened the Portfolio's duration to 0.25 years less than the Index's duration of 3.25 years, reducing maturities greater than five years from 65.0% of the Portfolio to 55.0%. Most of the proceeds were used to purchase securities under one year in maturity. As of July 31, 1996, the Portfolio's Treasury and corporate holdings remained underweighted versus the Index.

    Looking ahead, we do not anticipate increasing the Portfolio's weighted average duration unless there is a considerable steepening of the yield curve, since we believe the yield curve is not rewarding investors sufficiently for the risk of longer-term securities. Also, unless corporate spreads widen relative to Treasuries and mortgage-backed securities, we do not anticipate overweighting this sector.

                   PACE INTERMEDIATE FIXED INCOME INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
 PORTFOLIO AND THE LEHMAN BROTHERS INTERMEDIATE-TERM GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -       LEHMAN INTERMEDIATE
            Without Fee*   With Fee*     Gov't/Corp. Index
8/24/95          $10,000     $10,000               $10,000
8/31/95          $10,108     $10,105               $10,000
9/95             $10,175     $10,159               $10,072
10/95            $10,232     $10,203               $10,184
11/95            $10,281     $10,240               $10,318
12/95            $10,396     $10,340               $10,426
1/96             $10,413     $10,344               $10,516
2/96             $10,340     $10,259               $10,393
3/96             $10,279     $10,185               $10,339
4/96             $10,227     $10,122               $10,303
5/96             $10,226     $10,108               $10,295
6/96             $10,314     $10,182               $10,404
7/96             $10,359     $10,218               $10,435

    The graph depicts the performance of PACE Intermediate Fixed Income Investments versus the Lehman Brothers Intermediate-Term Government/Corporate Index. It is important to note that PACE Intermediate Fixed Income Investments is a professionally managed portfolio while the Lehman Brothers
Intermediate-Term Government/Corporate Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                                TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................          3.59%             2.18%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE STRATEGIC FIXED INCOME INVESTMENTS

    MANAGED BY PACIFIC INVESTMENT MANAGEMENT COMPANY ("PIMCO"), THE PORTFOLIO'S INVESTMENT OBJECTIVE IS TOTAL RETURN CONSISTING OF INCOME AND CAPITAL APPRECIATION THROUGH INVESTMENTS IN FIXED INCOME SECURITIES OF VARYING MATURITIES WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN THREE AND EIGHT YEARS. PORTFOLIO HOLDINGS WILL BE INVESTED IN AREAS OF THE BOND MARKET (BASED ON QUALITY, SECTOR, COUPON, OR MATURITY) WHICH PIMCO BELIEVES TO BE RELATIVELY UNDERVALUED.

INVESTMENT PROCESS

    PIMCO'S INVESTMENT PROCESS BEGINS WITH A MACROECONOMIC ANALYSIS OF SECULAR AND CYCLICAL INTEREST RATE TRENDS. THE PORTFOLIO'S DURATION IS DETERMINED BASED ON PIMCO'S EXPECTATIONS FOR CHANGES IN INTEREST RATES. THEN, PIMCO EVALUATES THE YIELD CURVE'S POTENTIAL FOR STEEPENING OR FLATTENING. INDIVIDUAL ISSUES ARE CHOSEN FOR THEIR RELATIVE VALUE.

COMMENTS FROM PACIFIC INVESTMENT MANAGEMENT COMPANY

    From its inception on August 24, 1995 through July 31, 1996, the Portfolio's 8.15% return (exclusive of the PACE Program Fee) far outperformed the Lehman Brothers Government/Corporate Bond Index (the "Index") return of 3.97%. This was achieved primarily by positioning the Portfolio's duration longer than that of the Index during 1995's market rally and, during the latter part of 1995 and into 1996, by underweighting the Portfolio's Treasury and corporate positions as well as overweighting mortgages. Also, the Portfolio's investment in stable duration collateralized mortgage obligations (CMOs) and Federal Housing Administration (FHA) project loans provided additional yield and consistent value. As of July 31, 1996, net assets of the Portfolio totaled $42.6 million.

    We are optimistic that interest rates will decline going forward, given that 30-year Treasury bond rates are nearly 7% as of this update, and that our long-term forecast range is 5% to 7%. While economic growth clearly accelerated during the first part of 1996, we remain confident that, going forward, the U.S. economy will grow less rapidly than market expectation. This, together with a benign inflation outlook, creates a backdrop for potentially attractive returns for 1996. As a result, we will continue to position the Portfolio with a longer average maturity than the benchmark Index. Security selection will remain concentrated in the mortgage sector, with discount coupon pass-throughs exhibiting the most relative value. Further declines in market volatility should allow significant outperformance of Treasuries given mortgage yield advantages. We will also continue to use hedged foreign and certain corporate instruments on an opportunistic basis.

                    PACE STRATEGIC FIXED INCOME INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
          PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -            LEHMAN
            Without Fee*   With Fee*  Gov't/Corp. Index
8/24/95          $10,000     $10,000            $10,000
8/31/95          $10,067     $10,063            $10,000
9/95             $10,425     $10,409            $10,101
10/95            $10,644     $10,614            $10,249
11/95            $10,859     $10,815            $10,418
12/95            $11,023     $10,964            $10,572
1/96             $11,099     $11,026            $10,637
2/96             $10,808     $10,724            $10,412
3/96             $10,779     $10,681            $10,324
4/96             $10,679     $10,569            $10,254
5/96             $10,665     $10,542            $10,236
6/96             $10,820     $10,681            $10,373
7/96             $10,815     $10,674            $10,397

    The graph depicts the performance of PACE Strategic Fixed Income Investments versus the Lehman Brothers Government/Corporate Index. It is important to note that PACE Strategic Fixed Income Investments is a professionally managed portfolio while the Lehman Brothers Government/Corporate Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                                TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................          8.15%             6.74%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE MUNICIPAL FIXED INCOME INVESTMENTS

    MANAGED BY MORGAN GRENFELL CAPITAL MANAGEMENT, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH CURRENT INCOME EXEMPT FROM FEDERAL INCOME TAX THROUGH INVESTMENT IN GENERAL OBLIGATION, REVENUE, AND PRIVATE ACTIVITY BONDS AND NOTES, THE INTEREST ON WHICH IS EXEMPT FROM FEDERAL INCOME TAX, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN THREE AND SEVEN YEARS.

INVESTMENT PROCESS

    MORGAN GRENFELL SEEKS TO PROVIDE CONSISTENT RETURNS WITH LOW VOLATILITY BY FOCUSING ON OPTIMAL ISSUE SELECTION AND NOT ATTEMPTING TO FORECAST INTEREST RATE MOVES. THE PORTFOLIO IS CONSTRUCTED OF HIGH-QUALITY SECURITIES ACROSS ALL MATURITIES SO THAT ITS AVERAGE DURATION IS CLOSE TO THAT OF ITS BENCHMARK INDEX. ISSUES WITH FEDERAL GOVERNMENT BACKING, MORTGAGE COLLATERAL, AND OTHER CREDIT ENHANCEMENTS ARE PREFERRED, WITH A LIMITED INVESTMENT IN REVENUE AND GENERAL OBLIGATION ISSUES. ISSUE SIZE IS NOT AS IMPORTANT AS THE ISSUER'S ABILITY TO PAY PRINCIPAL AND INTEREST.

COMMENTS FROM MORGAN GRENFELL CAPITAL MANAGEMENT, INC.

    From its inception on August 24, 1995 through July 31, 1996, the Portfolio had a total return of 6.38% (exclusive of the PACE Program Fee), which far outperformed the Lehman Brothers Municipal Five-Year Index (the "Index") return of 3.62%. At the beginning of the period, the Portfolio benefited from a slightly longer duration than that of the Index, as well as the absence of general obligation bonds which, as a group, underperformed the overall municipal market. During the latter half of the period, the Portfolio's duration remained longer than the Index, which negatively impacted performance in the first quarter of 1996, but enhanced return in the second quarter. As of July 31, 1996, net assets of the Portfolio totaled $17.8 million.

    Municipal bond yields generally declined during the latter half of 1995; however, the impending threat of a flat tax hindered overall market performance. In addition, investors' preference is for a municipal bond with a yield of at least 6%, so that when the municipal long bond's yield fell below this level in November, demand dropped sharply. Therefore, during this time frame, the municipal market underperformed the Treasury bond market. During the first quarter of 1996, bond markets generally traded down--causing the municipal long bond's yield to be restored to its preferred level. This caused municipal bond prices to appreciate disproportionately. Also, a continued low supply of new issues available caused an extra buoyancy to the municipal market. Therefore, during the first half of 1996, the municipal market outperformed the U.S. Treasury bond market.

    Going forward, we expect the municipal supply shortage to continue and, consequently, municipals should tend to continue to trade at richer levels relative to U.S. Treasury bonds. We continue to emphasize securities of the highest investment quality. Given the current market environment, we have purposely heavily overweighted the U.S. government-backed sectors of escrowed-to-maturity and FHA-, FNMA- and GNMA-collateralized securities.

                    PACE MUNICIPAL FIXED INCOME INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
          PORTFOLIO AND THE LEHMAN BROTHERS MUNICIPAL FIVE-YEAR INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -        LEHMAN MUNI
            Without Fee*   With Fee*    5-Year Index
8/24/95          $10,000     $10,000         $10,000
8/31/95          $10,042     $10,038         $10,000
9/95             $10,092     $10,076         $10,025
10/95            $10,183     $10,154         $10,087
11/95            $10,355     $10,313         $10,179
12/95            $10,505     $10,449         $10,231
1/96             $10,513     $10,444         $10,334
2/96             $10,519     $10,437         $10,305
3/96             $10,386     $10,292         $10,233
4/96             $10,381     $10,274         $10,232
5/96             $10,453     $10,332         $10,227
6/96             $10,552     $10,417         $10,287
7/96             $10,638     $10,497         $10,362

    The graph depicts the performance of PACE Municipal Fixed Income Investments versus the Lehman Brothers Municipal Five-Year Index. It is important to note that PACE Municipal Fixed Income Investments is a professionally managed portfolio while the Lehman Brothers Municipal Five-Year Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                                TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................          6.38%             4.97%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE GLOBAL FIXED INCOME INVESTMENTS

    MANAGED BY ROGGE GLOBAL PARTNERS PLC, THE PORTFOLIO'S INVESTMENT OBJECTIVE IS HIGH TOTAL RETURN THROUGH INVESTMENT IN HIGH-GRADE FIXED INCOME SECURITIES ISSUED BY DOMESTIC AND FOREIGN GOVERNMENTS AND SUPRANATIONAL ENTITIES AND PRIVATE ISSUERS LOCATED OVERSEAS, WITH A DOLLAR-WEIGHTED AVERAGE PORTFOLIO DURATION OF BETWEEN FOUR AND EIGHT YEARS.

INVESTMENT PROCESS

    ROGGE GLOBAL PARTNERS BELIEVES THAT, OVER TIME, FINANCIALLY HEALTHY COUNTRIES PRODUCE THE HIGHEST BOND AND CURRENCY RETURNS. THEY USE A TOP-DOWN FUNDAMENTAL APPROACH TO IDENTIFY RELATIVE VALUE ACROSS COUNTRIES. RATINGS BASED ON THIS ANALYSIS ALLOW THEM TO FORECAST EXPECTED CHANGES IN INTEREST AND EXCHANGE RATES OVER A 12-MONTH HORIZON. AN OPTIMIZATION MODEL IS THEN USED AS A TOOL TO HELP DETERMINE COUNTRY/CURRENCY AND DURATION POSITIONS.

COMMENTS FROM ROGGE GLOBAL PARTNERS PLC

    From its inception on August 24, 1995 through July 31, 1996, the Portfolio's total return of 6.68% (exclusive of the PACE Program Fee) outperformed the Salomon Brothers World Government Index (the "Index") 5.68% return. The Portfolio's net assets as of July 31, 1996 were $38.3 million.

    During the first half of this time period, the Portfolio benefited from its long duration position, and, relative to the Index, was overweighted in the relatively strong performing markets of Germany, Italy, and the Netherlands, while underweighted in the underperforming Japan. While we maintained our long duration position through the first quarter of 1996, a worldwide rise in interest rates resulted in underperformance of the Portfolio relative to the Index. During the second quarter of 1996, the strong economic recovery in Japan and the U.S. held back bond performance in the major markets. Underweighting Japanese bonds helped performance but was offset by the negative impact of a long duration position in Germany. Although global bonds only returned 0.4% during the second quarter, some markets, such as Italy (which we overweighted), fared considerably better.

    We have trimmed back the Portfolio's overall duration exposure, reflecting the cyclical risks to bonds. Instead, we are looking to our active country analysis to generate excess return. We expect European bonds to outperform both the U.S. and Japanese markets. In the U.S., the Fed's stance is pro-growth rather than anti-inflationary, while in Japan both monetary and fiscal policy is too loose. We also believe that the European and Canadian bond markets are poised to outperform both the U.S. and Japanese markets. Within Europe, we continue to favor Germany, as well as Sweden and Italy, where considerable progress is being made to rectify previous fiscal excesses.

    Note: Rogge Global Partners plc agreed to be acquired by, and became a wholly-owned subsidiary of, United Asset Management Corporation ("UAM") on August 28, 1996. Rogge will continue to operate in the same manner and will retain the name Rogge Global Partners plc. Olaf Rogge, John Graham and Richard Bell will continue to have day-to-day responsibility for management of the Portfolio, and no changes are anticipated in either the investment philosophy or process under which the Portfolio is managed.

                      PACE GLOBAL FIXED INCOME INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
         PORTFOLIO AND THE SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -       SB WORLD GOV'T
            Without Fee*   With Fee*       Bond Index
8/24/95          $10,000     $10,000          $10,000
8/31/95           $9,950      $9,947          $10,000
9/95             $10,242     $10,226          $10,223
10/95            $10,360     $10,331          $10,299
11/95            $10,460     $10,417          $10,416
12/95            $10,643     $10,586          $10,525
1/96             $10,583     $10,514          $10,395
2/96             $10,439     $10,358          $10,342
3/96             $10,346     $10,252          $10,327
4/96             $10,482     $10,374          $10,286
5/96             $10,421     $10,301          $10,288
6/96             $10,487     $10,353          $10,369
7/96             $10,668     $10,527          $10,568

    The graph depicts the performance of PACE Global Fixed Income Investments versus the Salomon Brothers World Government Bond Index. It is important to note that PACE Global Fixed Income Investments is a professionally managed portfolio while the Salomon Brothers World Government Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                                TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................          6.68%             5.27%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE LARGE COMPANY VALUE EQUITY INVESTMENTS

    MANAGED BY BRINSON PARTNERS, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION AND DIVIDEND INCOME THROUGH INVESTMENT IN EQUITY SECURITIES THAT, IN BRINSON'S OPINION, ARE UNDERVALUED. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF $2.5 BILLION OR GREATER.

INVESTMENT PROCESS

    BRINSON PARTNERS' PHILOSOPHY INCORPORATES BOTH TOP-DOWN AND BOTTOM-UP ELEMENTS. BRINSON PARTNERS LOOKS FOR UNDERVALUED ISSUES IN THE CONTEXT OF AN OVERALL MACROECONOMIC AND MARKET OUTLOOK. FUNDAMENTAL ANALYSIS IS CONDUCTED BY THE FIRM'S INDUSTRY ANALYSTS ON A UNIVERSE OF 700 STOCKS. THE RESULTS OF THEIR GROWTH AND CASH FLOW PROJECTIONS ARE INCORPORATED INTO A PROPRIETARY VALUATION MODEL. THIS MODEL AIDS IN THE CALCULATION AND RANKING OF SECURITIES. THESE QUANTITATIVE TOOLS, IN COMBINATION WITH THE JUDGMENT OF SENIOR INVESTMENT PROFESSIONALS, DETERMINE WHICH SECURITIES ARE INCLUDED IN THE PORTFOLIO.

COMMENTS FROM BRINSON PARTNERS, INC.

    From its inception on August 24, 1995 through July 31, 1996, the Portfolio returned 17.90% (exclusive of the PACE Program Fee), which outperformed the Wilshire Large Company Value Index (the "Index") return of 15.40%. During this time period, the Portfolio's net assets grew to $80.9 million. Its top five sector allocations as of July 31, 1996 were: financial banks/thrifts (11.8%), financial non-banks (9.9%), consumer non-durables (10.2%), capital goods (9.9%) and healthcare (11.8%).

    During the latter part of 1995, the Portfolio benefited from its holdings in pharmaceutical and other non-cyclical stocks, as well as restructuring stocks such as Lockheed Martin Corporation (5.1% of the Portfolio's net assets as of July 31, 1996), Dial Corporation (1.1%), and Kimberly Clark Corporation (3.0%). In addition, the Portfolio's underweighting, relative to the Index, in electric and telephone utilities contributed positively to its performance. In the first half of 1996, consumer non-cyclical stocks outperformed cyclical stocks, as measured by the Morgan Stanley Consumer and Cyclical Indexes. Small capitalization stocks were very strong in April and May, but gave up some ground in June as investors grew concerned with upcoming quarterly earnings announcements. Technology stocks were particularly volatile. The Portfolio benefited from specific holdings within the non-durable and retail sectors, such as Food Lion Incorporated (0.4%), Philip Morris Companies Incorporated (1.0%), and Tyson Foods Incorporated (1.0%).

    Currently, we believe there are a number of undervalued securities in the financial sector, including Chase Manhattan Corporation (4.4%), which should benefit over time as a result of the merger with Chemical Bank. We also see a number of attractive opportunities in the aerospace and defense industry, as well as the drug industry. Overall, we believe that inflation fears are overstated and that interest rates should decline. Corporate profit expectations are still relatively high, and we expect these estimates to decline as well.

                  PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              PORTFOLIO AND THE WILSHIRE LARGE COMPANY VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -        WILSHIRE LG.
            Without Fee*   With Fee*  Co. Value Index
8/24/95          $10,000     $10,000          $10,000
8/31/95          $10,117     $10,113          $10,000
9/95             $10,442     $10,425          $10,521
10/95            $10,425     $10,396          $10,510
11/95            $10,975     $10,930          $10,952
12/95            $11,169     $11,110          $11,282
1/96             $11,622     $11,545          $11,640
2/96             $11,798     $11,706          $11,716
3/96             $12,016     $11,907          $11,827
4/96             $12,242     $12,116          $11,839
5/96             $12,426     $12,283          $11,953
6/96             $12,384     $12,226          $11,891
7/96             $11,790     $11,649          $11,540

    The graph depicts the performance of PACE Large Company Value Equity Investments versus the Wilshire Large Company Value Index. It is important to note that PACE Large Company Value Equity Investments is a professionally managed portfolio while the Wilshire Large Company Value Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                               TOTAL RETURN
                                                                                     --------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*     PROGRAM FEE*
                                                                                     ---------------  ---------------
Commencement of operations (August 24, 1995) through July 31, 1996.................        17.90%           16.49%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS

    MANAGED BY CHANCELLOR CAPITAL MANAGEMENT, INC., THE PORTFOLIO'S OBJECTIVE IS CAPITAL APPRECIATION THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES THAT, IN CHANCELLOR'S OPINION, ARE CHARACTERIZED BY AN EARNINGS GROWTH RATE FASTER THAN THAT OF THE S&P 500 INDEX. UNDER NORMAL CONDITIONS, AT LEAST 65% OF TOTAL ASSETS WILL BE INVESTED IN COMMON STOCKS OF COMPANIES WITH TOTAL MARKET CAPITALIZATION OF $2.5 BILLION OR GREATER.

INVESTMENT PROCESS

    CHANCELLOR CAPITAL MANAGEMENT, INC. SEEKS TO INVEST IN LARGE CAPITALIZATION COMPANIES THAT HAVE SECURE, ABOVE-AVERAGE SECULAR GROWTH PROFILES AND POTENTIAL FOR IMPROVING NEAR-TERM EARNINGS MOMENTUM. STOCK SELECTION IS BASED ON A RANKING SYSTEM THAT WEIGHS FUNDAMENTAL RESEARCH, QUANTITATIVE AND VALUATION INPUTS IN 40/40/20 PROPORTIONS. CHANCELLOR PURCHASES STOCKS FOR THE PORTFOLIO RANKED IN THE TOP 30% OF THE COMBINED STOCK RANKING AND BUILDS THE PORTFOLIO REFLECTING THE ESTABLISHED INDUSTRY WEIGHTS.

COMMENTS FROM CHANCELLOR CAPITAL MANAGEMENT, INC.

    From its inception on August 24, 1995 through July 31, 1996, the Portfolio returned 10.76% (exclusive of the PACE Program Fee), underperforming the Wilshire Large Company Growth Index (the "Index") return of 19.19%. As of July 31, 1996, the Portfolio's net assets had increased to $69.2 million. Its top five sector allocations as of July 31, 1996 were: information processing (18.0% of the Portfolio's net assets), healthcare (16.0%), cyclical non-durables (9.0%), growth staples (9.0%) and commodities (8.0%).

    For the first four months of this reporting period, the Portfolio was negatively impacted by its exposure to the technology and retail sectors, although it was underweighted in the retail sector relative to the Index. Despite achieving sizable gains throughout most of 1995, technology stocks began a dramatic correction in September 1995. The catalyst for this was slowing demand for personal computers and cellular phones. In addition, increased capital spending by manufacturers and unsustainably high memory chip prices led to excess capacity and declining chip prices. The groups within the technology sector that were affected in the Portfolio included microprocessor companies, memory chip providers, semiconductor equipment manufacturers and telecommunications equipment. As a result, we substantially reduced the Portfolio's technology holdings; among those companies sold were: LSI Logic, Micron Technology, Teradyne, Applied Materials, KLA Instruments and ADC Telecommunications. Within the retail sector, a marked slowdown in the economy, combined with anxiety about the Christmas selling season and post-holiday price discounting, led investors to sell stocks ahead of potential earnings disappointments. During this time, however, the Portfolio's significant exposure to healthcare, information processing, and commodities helped to cushion the negative impact of the technology and retail sectors.

    As we moved into 1996, we saw a rise in interest rates due to a stronger-than-expected economy, record levels of net cash inflows into mutual funds, and the rotation in market leadership between growth and value stocks. All this resulted in a high level of market volatility through the end of the reporting period. Our general view of technology remained unchanged because of healthy fundamentals, although we reduced our exposure to the volatile electronics sector. As for the retail sector, while the Portfolio's underweighted position relative to the Index was beneficial in 1995, it detracted from returns early in 1996 when retail stocks were relatively strong performers. However, after increasing to a slightly overweighted position in late June and early July, retail added marginally to the Portfolio's performance. Our consumer staples position, although under market weight, was also beneficial.

    Exposure to other industry groups had a mixed impact on the Portfolio during 1996. Both entertainment/media and financial stocks responded adversely to the rising interest rate environment, despite showing improving fundamentals and excellent earnings gains. However, the Portfolio benefited from investments in information processing such as First Data (2.3%), HBO & Co. (1.6%) and Cascade Communications (1.8%), consumer services such as Nike (3.4%), CUC International (2.0%) and Hospitality Franchise Systems, Inc. (2.3%), and selected stable growth stocks such as Philip Morris (4.7%), Home Depot (1.5%) and Gillette (2.6%).

    We believe that the economy shows few immediate signs of slowing from the second quarter's accelerating pace. While most inflationary pressures remain well under control, evidence is growing that both employment and wage growth pressures are mounting. We are convinced that stocks with strengthening earnings fundamentals will continue to be the most rewarding. The Portfolio continues to reflect that theme, with sizable holdings in the networking (8.7%), medical device (8.1%), commercial aerospace (4.2%), and financial services (10.7%) sectors.

    Our outlook for equities remains constructive, reflecting our assumption that interest rates will stabilize as the economy's pace most likely begins to moderate by the fourth quarter, and that corporate earnings will continue to grow at a modest pace.

    Note: In July, 1996, Liechtenstein Global Trust, parent company of GT Global and LGT Asset Management, agreed to purchase Chancellor Capital Management, Inc. After completion of the acquisition in the fourth quarter of 1996, Chancellor Capital Management, Inc. will become part of LGT Asset Management, and the new company, Chancellor LGT Asset Management, will constitute the company's North American institutional investment management business. Patricia Chadwick and Catherine Dudley will continue to have day-to-day responsibility for management of the Portfolio. There are no anticipated changes forthcoming in either the investment philosophy or process under which the Portfolio is managed.

                  PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
             PORTFOLIO AND THE WILSHIRE LARGE COMPANY GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -         WILSHIRE LG.
            Without Fee*   With Fee*   Co. Growth Index
8/24/95          $10,000     $10,000            $10,000
8/31/95          $10,000      $9,997            $10,000
9/95             $10,367     $10,351            $10,554
10/95            $10,483     $10,454            $10,623
11/95            $10,675     $10,632            $11,033
12/95            $10,667     $10,610            $11,023
1/96             $10,967     $10,895            $11,445
2/96             $11,234     $11,147            $11,634
3/96             $11,284     $11,182            $11,672
4/96             $11,485     $11,367            $11,950
5/96             $11,810     $11,674            $12,483
6/96             $11,819     $11,667            $12,553
7/96             $11,076     $10,935            $11,919

    The graph depicts the performance of PACE Large Company Growth Equity Investments versus the Wilshire Large Company Growth Index. It is important to note that PACE Large Company Growth Equity Investments is a professionally managed portfolio while the Wilshire Large Company Growth Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                               TOTAL RETURN
                                                                                     ---------------------------------
                                                                                      WITHOUT PACE       WITH PACE
                                                                                      PROGRAM FEE*      PROGRAM FEE*
                                                                                     ---------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................        10.76%            9.35%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS

    MANAGED BY BRANDYWINE ASSET MANAGEMENT, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION THROUGH INVESTMENT PRIMARILY IN EQUITY SECURITIES THAT, IN BRANDYWINE'S OPINION, ARE UNDERVALUED OR OVERLOOKED IN THE MARKETPLACE AT THE TIME OF PURCHASE AND WHICH GENERALLY HAVE BELOW-MARKET AVERAGE PRICE-TO-EARNINGS RATIOS. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMPANIES WITH TOTAL MARKET CAPITALIZATION OF LESS THAN $2.5 BILLION.

INVESTMENT PROCESS

    BRANDYWINE FIRST NARROWS THE SMALL COMPANY UNIVERSE TO APPROXIMATELY 650 SMALL CAPITALIZATION VALUE STOCKS THROUGH THE USE OF THREE QUANTITATIVE SCREENING CRITERIA: POSITIVE TRAILING 12-MONTH OPERATING EARNINGS; THE LOWEST PRICE-TO-EARNINGS QUARTILE BASED ON THE TRAILING 12-MONTH OPERATING EARNINGS; AND MARKET CAPITALIZATION GREATER THAN $10 MILLION BUT LOWER THAN THE MEDIAN CAPITALIZATION OF THE NEW YORK STOCK EXCHANGE. A HANDS-ON FUNDAMENTAL REVIEW OF EACH STOCK FURTHER NARROWS THE LIST BY EXCLUDING STOCKS FOR THE FOLLOWING:
ADJUSTMENTS TO EARNINGS THAT ELIMINATE NON-OPERATING GAINS, THUS RAISING THE STOCK'S PRICE-TO-EARNINGS RATIO ABOVE THE LOWER QUARTILE; STRONG RECENT PRICE GAINS; OR SEVERE OR SUDDEN FUNDAMENTAL DETERIORATION.

COMMENTS FROM BRANDYWINE ASSET MANAGEMENT, INC.

    Since its inception on August 24, 1995 through July 31, 1996, the Portfolio's 2.76% return (exclusive of the PACE Program Fee) underperformed the Wilshire Small Company Value Index (the "Index") return of 7.81%. As of July 31, 1996, the Portfolio had net assets of $63.9 million. Also, as of July 31, 1996, the Portfolio's top five sector allocations were: financials (32.4% of the Portfolio's net assets), basic materials (11.9%), industrial cyclicals (10.7%), technology (8.2%), and utilities (6.0%). The Portfolio's underperformance relative to the Index can be attributed primarily to its rapid growth at inception; incoming cash flows were a high percentage of the Portfolio's value.

    Since the Portfolio's inception, the stock market's volatility has increased due to uncertainty about the economy's direction. In late 1995, concern grew over a slowing U.S. economy. Investors turned away from economically sensitive issues, and moved toward stocks that were seen as providing stable earnings growth. Large capitalization stocks, particularly the traditional growth sectors of drugs and foods, were the best performers, while smaller capitalization stocks lagged.

    The Portfolio's strategy is to consistently rotate out of stocks and sectors that have performed well, and rotate into lagging stocks with attractive valuations and low investor expectations. Therefore, in late 1995, we reduced our holdings among healthcare, technology and financials. At the same time, we bought the economically sensitive issues, such as basic industry, producer manufacturing and retail. Financial stocks were the strongest performers in the Portfolio.

    Early in 1996, the market consensus of sluggish economic growth and declining interest rates proved wrong as employment reports were strong and interest rates moved sharply higher. The Portfolio's cyclical exposure, particularly in the retail sector, performed well, while financials and utilities lagged the market. Therefore, we began to add to interest sensitive stocks, such as the banks and utilities, and to reduce cyclicals, particularly the retail stocks. In the second quarter of 1996, small cap investors focused on stocks supposedly offering unique growth opportunities, especially in the technology sector. Surging speculative interest in these companies drove small caps up early in the quarter, and the Portfolio lagged broad small cap benchmarks due to its emphasis on undervalued stocks. In June and July, investors grew skeptical about many of these "hot" stocks, and the Portfolio behaved defensively as the small cap market reversed much of its earlier gains.

    Looking ahead, the Porfolio's largest exposure is in the interest rate sensitive stocks, such as financials and utilities. Moderate economic growth and restrained inflation should be positive for these stocks. We have increased the Portfolio's exposure in technology, which has been hit hard with a slowdown both in earnings and in computer demand from 1995's very high levels. We have cautiously moved into those technology stocks that have returned to price levels prior to the explosive run-up that occurred in 1995.

               PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
              PORTFOLIO AND THE WILSHIRE SMALL COMPANY VALUE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -       WILSHIRE SMALL
            Without Fee*   With Fee*  Co. Value Index
8/24/95          $10,000     $10,000          $10,000
8/31/95          $10,017     $10,013          $10,000
9/95             $10,025     $10,009          $10,316
10/95             $9,625      $9,598          $10,257
11/95             $9,867      $9,827          $10,633
12/95             $9,992      $9,939          $10,800
1/96             $10,034      $9,967          $10,885
2/96             $10,142     $10,063          $10,974
3/96             $10,376     $10,282          $11,146
4/96             $10,711     $10,601          $11,112
5/96             $10,953     $10,827          $11,274
6/96             $10,786     $10,648          $11,305
7/96             $10,276     $10,135          $10,781

    The graph depicts the performance of PACE Small/Medium Company Value Equity Investments versus the Wilshire Small Company Value Index. It is important to note that PACE Small/Medium Company Value Equity Investments is a professionally managed portfolio while the Wilshire Small Company Value Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                                TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................          2.76%             1.35%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS

    MANAGED BY WESTFIELD CAPITAL MANAGEMENT COMPANY, INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION THROUGH INVESTMENT PRIMARILY IN THE COMMON STOCK OF "EMERGING GROWTH" COMPANIES, COMPANIES CHARACTERIZED BY ABOVE-AVERAGE GROWTH OF EARNINGS RATES. UNDER NORMAL CONDITIONS, AT LEAST 80% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN COMMON STOCK OF ISSUERS WITH A TOTAL MARKET CAPITALIZATION OF LESS THAN $2.5 BILLION.

INVESTMENT PROCESS

    USING AN IN-DEPTH FUNDAMENTAL APPROACH, WESTFIELD CAPITAL MANAGEMENT BUILDS PORTFOLIOS FROM THE BOTTOM UP. WE SEEK TO INVEST IN COMPANIES EXHIBITING ANNUAL EARNINGS GROWTH OF 20% OR MORE AND THAT ARE PRICED AT A DISCOUNT TO THEIR FORECASTED GROWTH RATES. THE PORTFOLIO'S PRICE/EARNINGS RATIO TYPICALLY WORKS OUT TO A MODEST PREMIUM OVER THE STANDARD & POOR'S 500 INDEX FOR EARNINGS GROWTH OF 2 TO 3 TIMES THE INDEX. STRONG COMPANY MANAGEMENT WITH SIGNIFICANT SHARE OWNERSHIP, A DIFFERENTIATED PRODUCT OR SERVICE NICHE, CASH FLOW SUFFICIENT TO FUND GROWTH INTERNALLY, AND SIGNS OF ACCELERATING EARNINGS MOMENTUM ARE DEFINING CHARACTERISTICS OF THE MANAGER'S HOLDINGS.

COMMENTS FROM WESTFIELD CAPITAL MANAGEMENT COMPANY, INC.

    From its inception on August 24, 1995 through July 31, 1996, the Portfolio's total return was -6.55% (exclusive of the PACE Program Fee), which underperformed the Wilshire Small Company Growth Index (the "Index") return of 2.92%. As of July 31, 1996, the Portfolio had net assets of $63.4 million.

    This has been a volatile timeframe for the smaller capitalization, high growth stocks in which the Portfolio invests. A slowing economic environment late last year negatively impacted reported earnings in several industries, especially during the months of September and January, while a reversal of heavy, aggressive mutual fund inflows caused investors concern this past July.

    Within this environment, several market trends have hindered the Portfolio's performance. First, the best performing stocks over this period have been the largest companies and the highest growth names. Our investment style, outlined above, limits the Portfolio's exposure to both areas. Valuations of very high growth stocks reached extreme levels and continued to rise as mutual fund inflows had to be put to work. Our valuation guidelines pre-empted participation here, which paid off relative to other style managers during the July correction. Going forward, a more muted but still positive fund flow outlook should benefit our "growth at a price" stock-picking philosophy.

    Another predominant trend during this period has been the poor performance of the technology sector, our largest sector exposure. This area turned downward last September, mostly due to revised demand in semiconductor and selected hardware products. The Portfolio typically carries significantly greater weighting in the users (versus producers) of technology because these technology and business service companies possess more predictable revenue streams. This gradual softening in capital spending intentions has further skewed our allocation away from product companies. Strong stock selection within the financial, energy service and industrial sectors helped cushion the impact.

    The Portfolio's top five sector allocations as of July 31, 1996 were in information and computer services (12.0% of the Portfolio's net assets), wireless telecommunications (11.0%), medical providers (10.7%), computer hardware (8.0%), and energy services (8.0%). These sector weightings reflect the results of a proprietary thematic study we have conducted on stock behavior during time periods that have followed a sharp bond market sell-off, similar to that experienced in the first quarter of 1996. According to our study, out of some 20 industries reviewed, only three sectors have universally outperformed in the subsequent period: telecommunications, energy service and portions of the consumer arena. The Portfolio is well-positioned in these areas, with our weighting in energy service standing out relative to other small-cap managers.

    Going forward, we interpret the confusion demonstrated over the past months by economists and market prognosticators as a positive for the market. Their interpretations of new economic data seem to have alternated between fears of very strong economic growth leading to inflation or, on the other hand, a decline in corporate earnings due to a looming recession. To us, this is just as it should be during an economic soft landing. Earnings are good and can remain strong as the pace of recovery begins to moderate. The greater fear of high inflation seems less likely. Financial assets should continue to provide superior rates of return in this environment, particularly the smaller capitalization stocks in which the Portfolio specializes.

              PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
             PORTFOLIO AND THE WILSHIRE SMALL COMPANY GROWTH INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -       WILSHIRE SMALL CO.
            Without Fee*   With Fee*        Growth Index
8/24/95          $10,000     $10,000             $10,000
8/31/95           $9,942      $9,938             $10,000
9/95              $9,967      $9,951             $10,246
10/95             $9,567      $9,540              $9,702
11/95             $9,758      $9,719             $10,164
12/95             $9,863      $9,810             $10,291
1/96              $9,470      $9,408             $10,121
2/96             $10,004      $9,927             $10,630
3/96             $10,013      $9,922             $10,893
4/96             $10,881     $10,769             $11,713
5/96             $11,348     $11,217             $12,231
6/96             $10,764     $10,626             $11,499
7/96              $9,345      $9,204             $10,292

    The graph depicts the performance of PACE Small/Medium Company Growth Equity Investments versus the Wilshire Small Company Growth Index. It is important to note that PACE Small/Medium Company Growth Equity Investments is a professionally managed portfolio while the Wilshire Small Company Growth Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                             TOTAL RETURN
                                                                                     -----------------------------
                                                                                      WITHOUT PACE     WITH PACE
                                                                                      PROGRAM FEE*   PROGRAM FEE*
                                                                                     --------------  -------------
Commencement of operations (August 24, 1995) through July 31, 1996.................      (6.55)%         (7.96)%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

PACE INTERNATIONAL EQUITY INVESTMENTS

    MANAGED BY MARTIN CURRIE INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS CAPITAL APPRECIATION THROUGH INVESTMENT IN EQUITY SECURITIES OF COMPANIES DOMICILED OUTSIDE THE UNITED STATES. UNDER NORMAL CONDITIONS, AT LEAST 65% OF THE PORTFOLIO'S TOTAL ASSETS WILL BE INVESTED IN EQUITY SECURITIES OF COMPANIES DOMICILED IN THREE OR MORE COUNTRIES OUTSIDE THE U.S. UP TO 10% OF THE PORTFOLIO'S TOTAL ASSETS MAY BE INVESTED IN EMERGING MARKETS.

INVESTMENT PROCESS

    MARTIN CURRIE LOOKS FOR COMPANIES THAT EXHIBIT STRONG FUNDAMENTALS AND ATTRACTIVE VALUATIONS BASED ON ESTIMATES OF FUTURE EARNINGS. COUNTRY ALLOCATION DECISIONS ARE BASED ON CRITERIA THAT INCLUDE ECONOMIC AND POLITICAL STABILITY, THE BREADTH AND LIQUIDITY OF THE MARKET, THE NATURE OF THE LOCAL INVESTOR, CURRENCY OUTLOOK, SETTLEMENT SYSTEM, AND VALUATION. UP TO 75% OF THE FOREIGN CURRENCY EXPOSURE MAY BE HEDGED BACK TO THE U.S. DOLLAR.

COMMENTS FROM MARTIN CURRIE INC.

    From its inception on August 24, 1995 through July 31, 1996, the Portfolio's return of 7.08% (exclusive of the PACE Program Fee) slightly underperformed the Morgan Stanley Capital International's Europe, Australia and Far East (MSCI
EAFE) Index (the "Index") return of 7.63%. The Portfolio's underweighted positions, relative to the Index, in Continental Europe and the United Kingdom had a negative impact on performance, but this was offset by good stock selection across most regions. Japan was a positive contributor all around, with both the underweighted position and stock selection adding value.

    As of July 31, 1996, the Portfolio had net assets of $45.3 million. The top five country allocations were Japan (35.4% of the Portfolio's net assets on July 31, 1996), United Kingdom (12.5%), Hong Kong (6.7%), Germany (4.7%), and France (4.6%). The top five sector allocations were in financial/insurance/real estate (26.2%), consumer goods and services (22.9%), capital goods (21.1%), basic industries (14.8%), and utilities (6.0%).

    Throughout the reporting period, the Portfolio maintained a heavy weighting towards investments in Asia. Towards the end of the period, the Japanese market had advanced modestly, with much stronger gains being recorded by smaller companies. Corporate profits forecasts have been surprisingly modest, and we believe they are in fact somewhat conservative.

    In Europe, rising bond yields and weakening exchange rates provided a difficult background. The best performing markets were Italy (after the election), Spain, and Sweden. The Swiss Franc was particularly weak. Most equity markets look fully valued, but a growing number of companies are rationalizing their cost base, which is providing interesting investing opportunities.

    Most Asian markets were dull after a buoyant first quarter 1996, hurt by the fall in U.S. equities. We are confident, however, that they will become stronger later in the year. Latin American markets were strong again and are expected to continue to do well over the remainder of the year.

    With U.S. equities recouping their losses from July's correction, most regional markets should enjoy a return of confidence looking out over the next few months. We believe the Pacific Basin region will be the strongest performer over the coming quarters and have aggressively weighted the Portfolio toward this region. We also believe that Latin America will outperform MSCI EAFE, and have recently allocated money to this region at the expense of Japan. The Portfolio's Japanese exposure has also been reduced to finance an increasing number of investment opportunities in Continental Europe.

                     PACE INTERNATIONAL EQUITY INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
                       PORTFOLIO AND THE MSCI EAFE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -           MSCI
            Without Fee*   With Fee*    EAFE Index
8/24/95          $10,000     $10,000       $10,000
8/31/95           $9,942      $9,938       $10,000
9/95             $10,008      $9,993       $10,195
10/95             $9,842      $9,814        $9,921
11/95             $9,967      $9,926       $10,197
12/95            $10,356     $10,301       $10,608
1/96             $10,691     $10,621       $10,651
2/96             $10,658     $10,575       $10,687
3/96             $10,901     $10,802       $10,914
4/96             $11,118     $11,004       $11,232
5/96             $11,009     $10,882       $11,025
6/96             $11,127     $10,984       $11,087
7/96             $10,708     $10,567       $10,763

    The graph depicts the performance of PACE International Equity Investments versus the Morgan Stanley Capital International's Europe, Australia and Far East Index (MSCI EAFE Index). It is important to note that PACE International Equity Investments is a professionally managed portfolio while the MSCI EAFE Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                                TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................          7.08%             5.67%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program fee is 1.50% of the value of PACE assets.

PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

    MANAGED BY SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC., THE PORTFOLIO'S INVESTMENT OBJECTIVE IS LONG-TERM CAPITAL APPRECIATION PRIMARILY THROUGH INVESTING, UNDER NORMAL CONDITIONS, AT LEAST 65% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF ISSUERS IN THREE OR MORE EMERGING MARKETS.

INVESTMENT PROCESS

    SCHRODER CAPITAL MANAGEMENT INTERNATIONAL UTILIZES AN EXTENSIVE NETWORK OF REGIONAL SPECIALISTS AND ANALYSTS IN 11 COUNTRIES. THIS LOCAL PRESENCE SUPPORTS AN INTENSIVE COMPANY RESEARCH PROGRAM THAT IS ESSENTIAL IN EMERGING MARKETS. THE PROPRIETARY RESEARCH COMPILED IS THEN USED TO IDENTIFY COMPANIES WHOSE CHARACTERISTICS FALL WITHIN SCHRODER'S CRITERIA, INCLUDING PROFESSIONAL MANAGEMENT, SUSTAINABLE EARNINGS GROWTH, A HIGH DOMESTIC MARKET SHARE, AND CREDIBLE ACCOUNTING STANDARDS.

COMMENTS FROM SCHRODER CAPITAL MANAGEMENT INTERNATIONAL INC.

    From its inception on August 24, 1995 through July 31, 1996, the Portfolio returned 4.23% (exclusive of the PACE Program Fee), which far outperformed the MSCI Emerging Markets Free Index (the "Index") return of -0.72%. As of July 31, 1996, the Portfolio had net assets of $25.5 million. The regional allocations as of the same date were: East Asia (49.9% of the Portfolio's net assets), Latin America (26.3%), and Europe/Africa (15.1%). Also, the top five sector allocations were: communications (10.0%), electric and gas (8.0%), banks (8.0%), telecommunications (7.0%), and industrials (6.0%).

    The Portfolio's strategy has been to emphasize the regional weighting of Asia, since we believe that Asian emerging markets provide long-term investment opportunities, particularly in the Philippines, Indonesia and Thailand. This allocation has proven to be beneficial for the Portfolio, as was the Portfolio's overweighting in Brazil, whose market was up over 15% by the end of the second quarter 1996. We believe that investors are responding positively to Latin America's improving prospects for economic reform. Other top performing securities were located in Argentina, where the market was up 15.3%; the Philippines, as investor expectations of strong economic growth after inflation peaked were a cause for a market rally in March; and Chile, where the anticipation of falling interest rates tempted investors back into the market.

    The impact of the Russian election, coupled with strong global liquidity conditions, contributed to the Polish market's significant recovery. The formation of a coalition government in Turkey boosted investor sentiment, while the market in Portugal was buoyed by a successful tranche (a bond series issued for sale in a foreign country) of the telecommunications utility. In South Africa, the market continued to stabilize following the recent currency crisis.

    Underperforming countries included Mexico, due to the weakness of the peso; Korea, as a result of its poor economic data; and Indonesia, where political tensions and poor corporate results kept investors out of the marketplace.

    Going forward, we have strategically over weighted regionally in Eastern Europe and Asia. In Eastern Europe, the Portfolio has invested in Poland, Hungary and Czechoslovakia where long-term growth rates should sustain GNP and proper regulatory policies are anticipated to be reflected in stock levels. In Asia, diverse markets and opportunities make the region attractive. The Portfolio did quite well in India over the past six months and has taken some profits in this region. We believe that the worst is over in Thailand, which was the worst performing market year-to-date, and that the recovery will be delayed until 1997. A recent addition to the Portfolio is Israel, where although the market has fallen slightly reflecting political concerns from the recent election, we anticipate that recovery will continue albeit at a slower pace. In Latin America, the markets have been nervous over U.S. interest rates; however, we believe that Mexico and Brazil are poised for a modest economic recovery (barring an upswing in U.S. interest rates). The Portfolio's position in Argentina has been reduced due to rising political tension.

             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
           COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN THE
               PORTFOLIO AND THE MSCI EMERGING MARKETS FREE INDEX

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                          PORTFOLIO
            PORTFOLIO -       -         MSCI EMERG.
            Without Fee*   With Fee*   Mkt. Free Index
8/24/95          $10,000     $10,000           $10,000
8/31/95          $10,017     $10,013           $10,000
9/95              $9,900      $9,885            $9,939
10/95             $9,500      $9,473            $9,549
11/95             $9,475      $9,437            $9,370
12/95             $9,814      $9,761            $9,768
1/96             $10,765     $10,694           $10,453
2/96             $10,481     $10,400           $10,270
3/96             $10,623     $10,527           $10,332
4/96             $10,965     $10,852           $10,708
5/96             $11,057     $10,929           $10,634
6/96             $11,074     $10,932           $10,677
7/96             $10,423     $10,282            $9,928

    The graph depicts the performance of PACE International Emerging Markets Equity Investments versus the MSCI Emerging Markets Free Index. It is important to note that PACE International Emerging Markets Equity Investments is a professionally managed portfolio while the MSCI Emerging Markets Free Index is unmanaged. The comparison is shown for illustrative purposes only.

                                                                                                TOTAL RETURN
                                                                                     -----------------------------------
                                                                                       WITHOUT PACE        WITH PACE
                                                                                       PROGRAM FEE*       PROGRAM FEE*
                                                                                     -----------------  ----------------
Commencement of operations (August 24, 1995) through July 31, 1996.................          4.23%             2.82%

    Past performance is not indicative of future results. A Portfolio's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

*   The maximum annual PACE Program Fee is 1.50% of the value of PACE assets.

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Portfolios of Investments

July 31, 1996
--------------------------------------------------------------------------------
PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                              MATURITY           INTEREST
AMOUNT (000)                                                             DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS--17.62%
        $100  U.S. Treasury Notes................................       02/28/97              6.875     % $  101,013
         500  Federal Farm Credit Bank*..........................       08/01/96              5.435          499,899
         400  Federal Home Loan Bank.............................     07/02/97 to       6.000 to 6.215       400,000
                                                                        07/23/97
         100  Federal Home Loan Bank*............................       09/20/96              6.000          100,000
         500  Student Loan Marketing Association*................       08/06/96              5.490          500,000
         200  Student Loan Marketing Association.................     07/03/97 to       6.070 to 6.100       200,000
                                                                        08/01/97
                                                                                                          ----------
Total U.S. Government and Agency Obligations
(cost--$1,800,912)...............................................                                          1,800,912
                                                                                                          ----------
BANK NOTES--7.34%
DOMESTIC--7.34%
         150  Huntington National Bank*..........................       08/01/96              5.450          149,996
         100  Morgan Guaranty Trust Company......................       01/15/97              5.250          100,041
         100  Old Kent Bank & Trust Company......................       12/04/96              5.530           99,987
         250  PNC Bank, N.A......................................       09/18/96              5.650          250,174
         150  PNC Bank, N.A.*....................................       08/02/96              5.440          149,925
                                                                                                          ----------
Total Bank Notes (cost--$750,123)................................                                            750,123
                                                                                                          ----------
CERTIFICATES OF DEPOSIT--9.49%
YANKEE--9.49%
         200  Bayerische Vereinsbank AG..........................       04/29/97              5.800          200,000
         400  Dai-Ichi Kangyo Bank Limited.......................       08/05/96              5.520          400,000
         370  Societe Generale...................................     03/31/97 to       5.580 to 6.090       370,134
                                                                        06/13/97
                                                                                                          ----------
Total Certificates of Deposit (cost--$970,134)...................                                            970,134
                                                                                                          ----------
COMMERCIAL PAPER--47.17%
ASSET-BACKED--16.04%
         393  Asset Securitization Cooperative Corporation.......       08/12/96              5.390          392,353
         250  Delaware Funding Corporation.......................       09/30/96              5.420          247,742
         274  New Center Asset Trust.............................       08/01/96              5.730          274,000
         477  Preferred Receivables Funding Corporation..........     08/16/96 to       5.330 to 5.370       475,691
                                                                        08/22/96
         250  Triple A One Funding...............................       08/20/96              5.370          249,291
                                                                                                          ----------
                                                                                                           1,639,077
                                                                                                          ----------
BANKING--3.91%
         200  Cariplo Finance Incorporated.......................       08/09/96              5.380          199,761
         200  Credito Italiano Delaware Incorporated.............       08/08/96              5.310          199,793
                                                                                                          ----------
                                                                                                             399,554
                                                                                                          ----------
BANKING-SUBSIDIARY--1.46%
         150  ABN Amro North America Finance Incorporated........       08/27/96              4.950          149,464
                                                                                                          ----------
BROKER-DEALER--4.86%
         400  Lehman Brothers Holdings Incorporated..............       08/06/96              5.400          399,700
         100  Merrill Lynch & Company Incorporated...............       01/15/97              5.500           97,449
                                                                                                          ----------
                                                                                                             497,149
                                                                                                          ----------
DRUGS, HEALTH CARE--3.41%
         350  Sandoz Corporation.................................       09/05/96              5.350          348,180
                                                                                                          ----------
ELECTRONICS--2.44%
         250  Sony Capital Corporation...........................       08/22/96              5.300          249,227
                                                                                                          ----------
FINANCE-DIVERSIFIED--0.97%
         100  Heller Financial Incorporated......................       08/23/96              5.370           99,672
                                                                                                          ----------
FOOD, BEVERAGE & TOBACCO--3.90%
         400  Coca-Cola Enterprises Incorporated.................       08/26/96              5.330          398,519
                                                                                                          ----------
GENERAL TRADE--4.63%
         475  Mitsubishi International Corporation...............     08/12/96 to       5.370 to 5.450       473,522
                                                                        09/27/96
                                                                                                          ----------
INSURANCE--3.11%
         318  ITT Hartford Group Incorporated....................       08/07/96              5.400          317,714
                                                                                                          ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MONEY MARKET INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                              MATURITY           INTEREST
AMOUNT (000)                                                             DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------

COMMERCIAL PAPER--(CONCLUDED)

TELECOMMUNICATIONS--2.44%
        $250  Southern New England Telecommunications............       08/23/96              5.300     % $  249,190
                                                                                                          ----------
Total Commercial Paper (cost--$4,821,268)........................                                          4,821,268
                                                                                                          ----------
SHORT-TERM CORPORATE OBLIGATIONS--17.79%
BANKING--2.44%
         200  Bankers Trust New York Corporation*................       08/01/96              5.540          200,000
          50  NationsBank Corporation, N.A.......................       08/15/96              4.750           49,981
                                                                                                          ----------
                                                                                                             249,981
                                                                                                          ----------
BROKER-DEALER--8.46%
         475  Bear Stearns Companies Incorporated................     01/09/97 to       5.330 to 6.010       475,203
                                                                        07/03/97
         240  Merrill Lynch & Company Incorporated*..............     08/01/96 to       5.480 to 5.770       240,000
                                                                        08/06/96
         150  Merrill Lynch & Company Incorporated...............       03/17/97              5.560          150,000
                                                                                                          ----------
                                                                                                             865,203
                                                                                                          ----------
BUSINESS SERVICES--2.45%
         250  PHH Corporation*...................................     08/01/96 to       5.330 to 5.790       249,978
                                                                        08/06/96
                                                                                                          ----------
FINANCE-DIVERSIFIED--4.44%
         150  Associates Corp. of North America..................       06/15/97              8.625          153,501
         300  CIT Group Holdings Incorporated*...................       08/01/96              5.350          299,797
                                                                                                          ----------
                                                                                                             453,298
                                                                                                          ----------
Total Short-Term Corporate Obligations (cost--$1,818,460)........                                          1,818,460
                                                                                                          ----------
Total Investments (cost--$10,160,897)--99.41%....................                                         10,160,897
Other assets in excess of liabilities--0.59%.....................                                             60,227
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $10,221,124
                                                                                                          ----------
                                                                                                          ----------

---------------
 * Variable rate securities--maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of July 31, 1996 and reset periodically.

                       Weighted average maturity--75 days

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MATURITY           INTEREST
AMOUNT (000)                                                            DATES               RATES           VALUE
------------                                                      ------------------  -----------------  -----------
LONG-TERM U.S. GOVERNMENT OBLIGATIONS--12.37%
     $ 7,250  U.S. Treasury Notes++ (cost--$7,226,368)..........     05/15/99 to       6.375 to 6.875%   $ 7,266,917
                                                                       05/15/06
                                                                                                         -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--30.38%
         994  GNMA II ARM.......................................       07/20/26              6.000           983,128
       1,382  GNMA II ARM.......................................       04/20/24              6.000         1,329,918
       1,185  GNMA II ARM.......................................       10/20/23              7.000         1,195,153
       1,606  GNMA II ARM.......................................       10/20/24              7.000         1,620,464
         459  GNMA II ARM.......................................       08/15/21              7.500           451,154
          27  GNMA II ARM.......................................       09/15/23              7.500            26,745
       6,000  GNMA TBA..........................................         TBA                 6.500         5,555,622
       1,000  GNMA TBA..........................................         TBA                 6.500           925,000
       5,000  GNMA TBA..........................................         TBA                 7.000         4,778,125
       1,000  GNMA TBA..........................................         TBA                 7.500           982,187
                                                                                                         -----------
Total Government National Mortgage Association Certificates
  (cost--$17,789,676)...........................................                                          17,847,496
                                                                                                         -----------
FEDERAL HOME LOAN MORTGAGE CERTIFICATES--13.89%
       7,000  FHLMC Gold 30 year TBA............................         TBA                 7.000         6,722,184
       1,500  FHLMC Gold 30 year TBA............................         TBA                 7.000         1,438,593
                                                                                                         -----------
Total Federal Home Loan Mortgage Certificates
  (cost--$8,083,437)............................................                                           8,160,777
                                                                                                         -----------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--2.90%
         743  FHA Project Notes.................................       08/01/20              7.430           742,546
         978  FHA Project Notes.................................       05/01/17              7.880           958,773
                                                                                                         -----------
Total Federal Housing Administration Certificates
(cost--$1,787,091)..............................................                                           1,701,319
                                                                                                         -----------
AGENCY BACKED OBLIGATIONS--0.85%
         500  Federal National Mortgage Association Discount
                Notes ++(cost--$499,558)........................       08/07/96              5.300           499,558
                                                                                                         -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--21.13%
       1,088  FHLMC Series 1360, Class PE.......................       12/15/17              3.500           933,972
         316  FHLMC Series 1347, Class HC.......................       12/15/21              4.250           236,406
         650  FHLMC Series 159, Class H.........................       09/15/21              4.500           509,989
         397  FHLMC Series 1534, Class Z........................       06/15/23              5.000           235,945
         837  FHLMC Series 1755, Class B-J......................       02/15/11              6.000           833,109
       1,398  FHLMC Series 1078, Class GZ.......................       05/15/21              6.500         1,213,113
          47  FHLMC Series 1628, Class LZ.......................       12/15/23              6.500            36,424
         166  FHLMC Series 1694, Class Z........................       03/15/24              6.500           122,163
         615  FHLMC Series 1808, Class ZK.......................       02/15/24              6.800           463,507
          99  FHLMC Series 1502, Class PX.......................       04/15/23              7.000            80,730
         113  FHLMC Series 1658, Class GZ.......................       01/15/24              7.000            92,252
          78  FHLMC Series 1775, Class Z........................       03/15/25              8.500            81,390
         469  FNMA REMIC Trust 1992 - 185, Class B..............       03/25/12              5.600           466,926
         486  FNMA REMIC Trust 1992 - 147, Class PD.............       12/25/13              6.000           483,418
         165  FNMA REMIC Trust 1992 - 129, Class L..............       07/25/22              6.000           138,298
       1,221  FNMA REMIC Trust 1994 - 81, Class PB..............       05/25/10              6.500         1,217,279
         946  FNMA REMIC Trust 1993 - 037, Class PX-Z...........       03/25/23              7.000           766,632
         243  FNMA REMIC Trust 1993 - 056, Class PZ.............       05/25/23              7.000           199,972
          54  FNMA REMIC Trust 1993 - 250, Class Z..............       12/25/23              7.000            44,637
       1,765  FNMA REMIC Trust 1992 - 48, Class E...............       04/25/03              7.300         1,767,014
         524  Prudential Home Mortgage 1993 - 54, Class A 19....       01/25/24              6.500           367,086
         463  Prudential Home Mortgage 1993 - 29, Class A 8.....       08/25/08              6.750           422,149

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GOVERNMENT SECURITIES FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                             MATURITY           INTEREST
AMOUNT (000)                                                            DATES               RATES           VALUE
------------                                                      ------------------  -----------------  -----------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

      $  812  Resolution Trust Corporation Series 1995, Class A
                3...............................................       02/25/27              5.950%       $  812,187
         898  Resolution Trust Corporation Series 1992-3,
                Class A 2--ARM..................................       09/25/19              6.971           892,056
                                                                                                         -----------
Total Collateralized Mortgage Obligations (cost--$12,663,524)...                                          12,416,654
                                                                                                         -----------
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--2.01%
       3,894  FHLMC Series 1583, Class IB***....................       11/15/13              7.000     (1)     225,416
         823  FHLMC Series 173-F**..............................       06/15/21              7.418     +     712,836
         325  FHLMC Series 1700, Class D**......................       02/15/24              9.495     +     240,414
                                                                                                         -----------
Total Stripped Collateralized Mortgage Obligations
  (cost--$1,186,063)............................................                                           1,178,666
                                                                                                         -----------
COMMERCIAL PAPER--20.17%
         200  American Telephone & Telegraph Company............       08/16/96              5.250           199,562
       1,300  Emerson Electric..................................       08/05/96              5.340         1,299,229
       1,700  Ford Motor Credit Company.........................     08/12/96 to         5.330 to 5.370    1,694,023
                                                                       09/05/96
       1,400  Pitney Bowes Credit Corporation...................       09/26/96              5.360         1,388,327
       3,000  Procter & Gamble Company..........................     08/05/96 to         5.250 to 5.330    2,995,081
                                                                       08/29/96
       2,200  Sara Lee Corporation..............................       09/26/96              5.355         2,181,674
       2,100  Southwestern Public Service Company...............       08/19/96              5.310         2,094,425
                                                                                                         -----------
Total Commercial Paper (cost--$11,852,321)......................                                          11,852,321
                                                                                                         -----------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--30.86%
      18,035  U.S. Treasury Bills & Notes++
                (cost--$18,123,769).............................     11/14/96 to         5.360 to 6.500   18,130,059
                                                                       05/15/97
                                                                                                         -----------
REPURCHASE AGREEMENT--1.43%
         841  Repurchase Agreement dated 07/31/96, with State
                Street Bank & Trust Company, collateralized by
                $862,196 U.S. Treasury Notes, 5.500%, due
                02/28/99; proceeds: $841,111 (cost--$841,000)...       08/01/96              4.750           841,000
                                                                                                         -----------
Total Investments (cost--$80,052,807)--135.99%..................                                          79,894,767
Liabilities in excess of other assets--(35.99)%.................                                         (21,142,490)
                                                                                                         -----------
Net Assets--100.00%.............................................                                         $58,752,277
                                                                                                         -----------
                                                                                                         -----------

---------------
** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.
*** Interest Only Security--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.
+       Estimated yield to maturity at July 31, 1996
++      Entire or partial amount pledged as collateral for futures transactions.
ARM Adjustable Rate Mortgage--The interest rate shown is the current rate as of July 31, 1996.
REMIC Real Estate Mortgage Investment Conduit
TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/-1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.
(1)     Annualized yield at date of purchase was 9.05%

FUTURES CONTRACTS

    NUMBER OF                                                                           IN        EXPIRATION    UNREALIZED
    CONTRACTS                           CONTRACTS TO RECEIVE                       EXCHANGE FOR      DATE      APPRECIATION
-----------------  --------------------------------------------------------------  -------------  ----------  ---------------
            6      10 year U.S. Treasury Notes...................................  $   642,375     Sept 96    $        375
                                                                                                                     -----
                                                                                                                     -----

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MATURITY            INTEREST
AMOUNT (000)                                                           DATES                RATES           VALUE
------------                                                     ------------------  -------------------  ----------
ASSET-BACKED SECURITIES--1.48%
       $ 600  UCFC Loan Trust (cost--$599,437).................       11/15/27               8.200      % $  611,625
                                                                                                          ----------
CORPORATE NOTES--14.54%
         500  Citicorp MTN.....................................       02/01/00               8.800           506,956
         347  Continental Bank NA Chicago......................     04/01/01 to       11.250 to 12.500       384,385
                                                                      07/01/01
         400  Ford Motor Credit Corporation....................       11/19/99               7.500           407,484
         250  Health Care Properties Investments
                Incorporated...................................       02/15/06               6.500           227,316
         200  ITT Corporation..................................       03/01/06               8.750           206,454
         625  K Mart Corporation MTN...........................     08/01/97 to        7.240 to 8.700        578,301
                                                                      07/06/99
         250  Kimko Realty Corporation.........................       10/01/03               6.500           235,298
         275  Korea Development Bank...........................       11/15/02               6.500           266,719
         305  Lucent Technologies Incorporated.................       07/15/06               7.250           304,244
         245  New Plan Realty Trust Corporation................       04/06/05               7.750           246,773
       1,015  New York State Electric & Gas Corporation........     02/01/20 to              9.875         1,066,115
                                                                      05/01/20
         697  Resolution Trust Corporation.....................       02/25/27               6.550           693,658
         894  Structured Assets Securities Corporation.........       02/25/28         5.711 to 5.751        879,192
                                                                                                          ----------
Total Corporate Notes (cost--$6,097,514).......................                                            6,002,895
                                                                                                          ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--9.89%
         940  GNMA.............................................     12/15/01 to              9.000           984,639
                                                                      01/15/02
       2,140  GNMA.............................................     10/20/25 to              6.500         2,142,962
                                                                      07/20/26
         972  GNMA.............................................     02/15/24 to              7.500           955,089
                                                                      12/15/25
                                                                                                          ----------
Total Government National Mortgage Association Certificates
  (cost--$4,134,736)...........................................                                            4,082,690
                                                                                                          ----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--14.07%
         423  FHLMC............................................       12/01/99               5.500           416,087
       5,356  FHLMC............................................     01/01/25 to              8.000         5,391,572
                                                                      11/01/25
                                                                                                          ----------
Total Federal Home Loan Mortgage Corporation Certificates
  (cost--$5,935,218)...........................................                                            5,807,659
                                                                                                          ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--2.98%
       1,227  FNMA (cost--$1,251,877)..........................     06/01/10 to              7.500         1,229,592
                                                                      09/01/10
                                                                                                          ----------
COLLATERALIZED MORTGAGE OBLIGATIONS--10.66%
         235  American Southwest Financial Company.............       03/01/18               9.000           240,823
         556  FDIC REMIC Trust Series 1994 Class A.............       09/25/25               7.850           561,894
         104  FHLMC Series 171, Class G........................       04/15/04               9.000           105,045
         500  FHLMC Series 1497 Class O........................       10/15/22               7.000           478,590
       1,275  FHLMC Series 1494 Class X........................       04/15/23               7.500         1,146,327
         194  FHLMC Series 1588 Class TB.......................       06/15/23               6.500           178,468
         223  FNMA REMIC Trust 1991-04, Class E................       09/25/05               8.250           227,132
         675  FNMA REMIC Trust 1993-70, Class C................       03/25/18               6.900           651,185
         332  FNMA REMIC Trust 1990-09, Class D................       08/25/18               8.500           337,563
         500  FNMA REMIC Trust 1993-241, Class PC***...........       08/25/19               6.300      +    472,990
                                                                                                          ----------
Total Collateralized Mortgage Obligations (cost--$4,527,100)...                                            4,400,017
                                                                                                          ----------
FOREIGN CURRENCY DENOMINATED ISSUES--2.40%
   DEM 1,500  Federal Republic of Germany (1)
                (cost--$1,026,170).............................       01/05/06               6.000           991,985
                                                                                                          ----------
U.S. GOVERNMENT OBLIGATIONS--41.23%
      17,130  U.S. Treasury Notes (cost--$17,284,911)..........     07/31/98 to        5.625 to 7.500     17,014,570
                                                                      02/15/05
                                                                                                          ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERMEDIATE FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL                                                            MATURITY            INTEREST
AMOUNT (000)                                                            DATE                RATE            VALUE
------------                                                     ------------------  -------------------  ----------
REPURCHASE AGREEMENT--0.76%
        $312  Repurchase Agreement dated 07/31/96 with State
                Street Bank & Trust Company, collateralized by
                $317,468 U.S. Treasury Notes, 5.500%, due
                02/28/99; proceeds: $312,041
                (cost--$312,000)...............................       08/01/96               4.750      % $  312,000
                                                                                                          ----------
Total Investments (cost--$41,168,963)--98.01%..................                                           40,453,033
Other assets in excess of liabilities--1.99%...................                                              819,590
                                                                                                          ----------
Net Assets--100.00%............................................                                           $41,272,623
                                                                                                          ----------
                                                                                                          ----------

---------------
*** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

+   Estimated yield to maturity at July 31, 1996

MTN Medium Term Note

(1)   Principal amount denoted in indicated currency: DEM--German Deutschemarks

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                              MATURITY          INTEREST
   (000)                                                                DATES              RATES          VALUE
------------                                                      ------------------  ---------------  -----------
U.S. GOVERNMENT OBLIGATIONS--0.71%
       $ 300  U. S. Treasury Notes (cost--$299,977).............       08/31/97             6.000    % $   300,093
                                                                                                       -----------
MORTGAGE-BACKED SECURITIES--57.08%
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--4.84%
       1,606  GNMA ARM..........................................       10/20/24             7.000        1,620,465
         434  GNMA ARM..........................................       11/20/23             7.000          437,434
                                                                                                       -----------
Total Government National Mortgage Association Certificates
  (cost--$2,074,900)............................................                                         2,057,899
                                                                                                       -----------
FEDERAL HOME LOAN MORTGAGE CORPORATION CERTIFICATES--2.26%
       1,000  FHLMC Gold 30 Year TBA (cost--$948,438)...........         TBA                7.000          959,062
                                                                                                       -----------
FEDERAL HOUSING ADMINISTRATION CERTIFICATES--3.94%
         999  FHA...............................................       12/01/21             7.430          990,159
         687  FHA...............................................       08/01/20             7.430          687,213
                                                                                                       -----------
Total Federal Housing Administration Certificates
  (cost--$1,738,752)............................................                                         1,677,372
                                                                                                       -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION CERTIFICATES--18.09%
       3,000  FNMA TBA..........................................         TBA                6.000        2,714,061
       2,156  FNMA..............................................       11/01/26             4.874        2,006,920
         521  FNMA ARM..........................................       08/01/28             6.124          514,990
          48  FNMA..............................................       12/01/17             7.375           49,097
         493  FNMA ARM..........................................       03/01/27             6.091          487,452
       1,000  FNMA ARM TBA......................................         TBA                6.124          992,500
       1,000  FNMA TBA..........................................         TBA                6.500          932,187
                                                                                                       -----------
Total Federal National Mortgage Association Certificates
  (cost--$7,735,526)............................................                                         7,697,207
                                                                                                       -----------
COLLATERALIZED MORTGAGE OBLIGATIONS--23.56%
         618  Bear Stearns Mortgage Securities Incorporated
                ARM.............................................       05/25/23             7.287          618,438
         496  California Federal Bank Series 1990 BNI, Class
                A-ARM...........................................       08/25/30             6.566          491,289
         500  Federal National Mortgage Association REMIC.......       05/25/22             5.000          405,514
         356  Federal National Mortgage Association REMIC.......       07/25/22             7.000          318,622
          42  FHLMC Series 1078 Class GZ........................       05/15/21             6.500           36,393
       1,000  FHLMC Series 1278 Class K.........................       05/15/22             7.000          925,879
         100  FHLMC Series 1366 Class H.........................       08/15/07             6.000           92,968
          29  FHLMC Series 1367 Class KA........................       09/15/22             6.500           25,357
         128  FHLMC Series 1502 Class PX-Z......................       04/15/23             7.000          104,233
         662  FHLMC Series 1503 Class PZ........................       05/15/23             7.000          556,487
         397  FHLMC Series 1534 Class Z.........................       06/15/23             5.000          235,945
         593  FHLMC Series 1548 Class Z.........................       07/15/23             7.000          484,067
         864  FHLMC Series 1562 Class Z.........................       07/15/23             7.000          699,116
          64  FHLMC Series 1614 Class QZ........................       11/15/23             6.500           47,031
         136  FHLMC Series 1611 Class I.........................       02/15/23             6.000          124,743
         618  FHLMC Series 1628 Class KZ........................       12/15/23             6.250          469,030
         455  FHLMC Series 1628 Class LZ........................       12/15/23             6.500          350,579
         235  FHLMC Series 1694 Class Z.........................       03/15/24             6.500          172,566
         238  FHLMC Series G015 Class PZ........................       07/25/23             7.000          186,254
         107  FHLMC Series G023 Class KZ........................       11/25/23             6.500           85,269
         577  FNMA REMIC Series 1993 65 Class ZZ................       06/25/13             7.000          496,102
         158  FNMA REMIC Trust 1991 65 Class Z..................       06/25/21             6.500          134,868
          75  FNMA REMIC Trust 1992 118 Class K.................       09/25/08             7.500           75,586
         160  FNMA REMIC Trust 1992 129 Class L.................       07/25/22             6.000          134,107
          78  FNMA REMIC Trust 1992 G36 Class Z.................       07/25/22             7.000           71,746

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                              MATURITY          INTEREST
   (000)                                                                DATES              RATES          VALUE
------------                                                      ------------------  ---------------  -----------

COLLATERALIZED MORTGAGE OBLIGATIONS--(CONCLUDED)

       $  66  FNMA REMIC Trust 1993 037 Class PX................       03/25/23             7.000%     $    53,153
         143  FNMA REMIC Trust 1993 056 Class PZ................       05/25/23             7.000          117,932
          64  FNMA REMIC Trust 1993 060 Class Z.................       05/25/23             7.000           52,263
         106  FNMA REMIC Trust 1993 070 Class Z.................       05/25/23             6.900           82,721
         304  FNMA REMIC Trust 1993 096 Class PZ................       06/25/23             7.000          251,622
         279  FNMA REMIC Trust 1993 122 Class L.................       01/25/23             6.500          244,644
          76  FNMA REMIC Trust 1993 149 Class L.................       08/25/23             6.000           67,375
         117  FNMA REMIC Trust 1993 160 Class ZB................       09/25/23             6.500           94,324
         111  FNMA REMIC Trust 1993 163 Class ZA................       09/25/23             7.000           89,849
          79  FNMA REMIC Trust 1993 199 Class Z.................       10/25/23             7.000           63,688
         118  FNMA REMIC Trust 1993 G40 Class Z.................       12/25/23             6.500           85,484
         116  FNMA REMIC Trust 1994 23 Class PX.................       08/25/23             6.000           85,299
         150  Residential Funding Mortgage Series 1993-530,
                Class A9........................................       08/25/23             7.500          138,655
       1,000  Resolution Trust Corporation Mortgage Series 92-C1
                Class B ARM.....................................       08/25/23             7.500        1,016,290
         300  U.S. Department of Veteran Affairs Vendee Mortgage
                Trust Series 1993-3, Class 2ZA..................       06/15/20             6.500          240,510
                                                                                                       -----------
Total Collateralized Mortgage Obligations (cost--$10,271,092)...                                        10,025,998
                                                                                                       -----------
STRIPPED COLLATERALIZED MORTGAGE OBLIGATIONS--4.39%
       1,646  FHLMC Series 173-F**..............................       06/15/21             7.418    +   1,425,673
       1,166  FHLMC Series 1625 Class GA***.....................       01/15/08             6.000    (1)     102,340
           5  FNMA REMIC Trust 1993 134 Class EA***.............       11/25/05          1159.700    (2)     120,805
       1,408  FNMA REMIC Trust 1993 201 Class JA***.............       09/25/21             6.500    (3)     220,754
                                                                                                       -----------
Total Stripped Collateralized Mortgage Obligations
(cost--$1,882,098)..............................................                                         1,869,572
                                                                                                       -----------
Total Mortgage-Backed Securities (cost--$24,650,806)............                                        24,287,110
                                                                                                       -----------
CORPORATE BONDS--16.05%
         250  AMR Corporation...................................       01/27/97             7.600          251,988
         500  AMR Corporation...................................       02/01/01            10.000          551,447
         450  Continental Cablevision Incorporated..............       06/01/07            11.000          507,541
       1,000  G I Holdings Incorporated.........................       10/01/98             9.891    #     811,250
         200  Gulf States Utilities Company.....................       07/01/98             9.720          208,048
         500  Niagara Mohawk Power Company......................       04/01/24             7.875          407,884
       1,300  RJR Nabisco Incorporated..........................       12/01/02             8.625        1,314,877
       1,000  Time Warner Incorporated..........................       06/15/05             7.750          971,213
       1,500  United Air Lines Incorporated.....................     11/27/12 to            10.360 to    1,806,130
                                                                       02/19/15                10.850
                                                                                                       -----------
Total Corporate Bonds (cost--$6,973,088)........................                                         6,830,378
                                                                                                       -----------
COMMERCIAL PAPER--18.04%
         200  Ameritech Capital Funding Corporation.............       09/26/96             5.360          198,332
         200  Bellsouth Telecommunications Incorporated.........       08/20/96             5.320          199,438
       1,100  Caisse D' Amortissement...........................       08/19/96             5.320        1,097,074
         800  Dupont (E.I.) de Nemours & Co.....................       08/07/96             5.320          799,291
       1,900  Ford Motor Credit Company.........................       08/12/96             5.340        1,896,900
         500  KFW International Finance Incorporated............       09/19/96             5.350          496,359
         200  Pitney Bowes Credit Corporation...................       08/28/96             5.260          199,211
       1,300  Procter & Gamble Company..........................     08/16/96 to      5.230 to 5.380     1,295,162
                                                                       08/29/96
       1,500  The Coca Cola Company.............................       08/20/96             5.250        1,495,844
                                                                                                       -----------
Total Commercial Paper (cost--$7,677,611).......................                                         7,677,611
                                                                                                       -----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE STRATEGIC FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT
   (000)
------------                                                                                              VALUE
                                                                                                       -----------
OPTIONS--0.29%
      10,000  Put-Eurodollar Future; due 12/31/96 par value
                $10,000,000; price $91.50; expiring 12/16/96
                (cost--$429).........................................................................  $         0
   DEM 2,000  Call-Bundesrepublic (4); 6.875%; due 06/11/03 par value
                DEM 2,000,000; price DEM 93.57; expiring 08/26/96
                (cost--$123,203).....................................................................      123,203
                                                                                                       -----------
Total Options (cost--$123,632).......................................................................      123,203
                                                                                                       -----------
                                                                       MATURITY          INTEREST
                                                                        DATES              RATES
                                                                  ------------------  ---------------
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS--21.75%
       $ 260  U.S. Treasury Bills++.............................     08/29/96 to      4.900 to 5.240%      256,679
                                                                  11/14/96..........
       8,000  U.S. Treasury Notes...............................       07/31/97             5.875        7,997,488
         800  Federal Home Loan Bank Consolidated Discount
                Notes...........................................       08/05/96             5.320          799,527
         200  Federal National Mortgage Association Discount
                Notes...........................................       08/12/96             5.200          199,682
                                                                                                       -----------
Total Short-Term U.S. Government Obligations
(cost--$9,247,767)..............................................                                         9,253,376
                                                                                                       -----------
REPURCHASE AGREEMENT--2.15%
         915  Repurchase Agreement dated 07/31/96 with State
                Street Bank & Trust Company, collateralized by
                $937,388 U.S. Treasury Notes, 5.500%, due
                02/28/99; proceeds: $915,121 (cost--$915,000)...       08/01/96             4.750          915,000
                                                                                                       -----------
Total Investments (cost--$49,887,881)--116.07%..................                                        49,386,771
Liabilities in excess of other assets--(16.07)%.................                                        (6,836,956)
                                                                                                       -----------
Net Assets--100.00%.............................................                                       $42,549,815
                                                                                                       -----------
                                                                                                       -----------

WRITTEN OPTIONS OPEN
                    PRINCIPAL
                     AMOUNT                           EXPIRATION  EXERCISE    UNREALIZED
                   OF OPTIONS   UNDERLYING CONTRACT     DATE        PRICE     APPRECIATION
                   -----------  --------------------  ---------  -----------  -----------
Put..............               U.S. Treasury Bond
                    1,800,000   Futures               Sept 96     $  110.00    $  17,622
Put..............      10,000   Eurodollar            June 97     $   93.50          946
                                                                              -----------
                                                                               $  18,568
                                                                              -----------
                                                                              -----------


---------------
#     Zero coupon bond--Yield to maturity at July 31, 1996.

** Principal Only Security--This security entitles the holder to receive principal payments from an underlying pool of mortgages. High prepayments return principal faster than expected and cause the yield to increase. Low prepayments return principal more slowly than expected and cause the yield to decrease.

*** Interest Only--This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being paid and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

+       Estimated yield to maturity at July 31, 1996

++      Entire or partial amount pledged as collateral for futures transactions.

ARM Adjustable Rate Mortgage--The interest rate shown is the current rate as of July 31, 1996.

REMIC Real Estate Mortgage Investment Conduit

TBA To Be Assigned--Securities are purchased on a forward commitment with an approximate (generally +/- 1.0%) principal amount and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

(1)     Annualized yield at date of purchase was 8.33%

(2)     Annualized yield at date of purchase was 10.48%

(3)     Annualized yield at date of purchase was 8.31%

(4)     Principal amount denoted in indicated currency: DEM--German
Deutschemarks
FUTURES CONTRACTS

   NUMBER OF                                                                          IN       EXPIRATION   UNREALIZED
   CONTRACTS                          CONTRACTS TO RECEIVE                       EXCHANGE FOR     DATE     APPRECIATION
---------------  --------------------------------------------------------------  ------------  ----------  -------------
          63     10 year U.S. Treasury Notes...................................   $6,748,875    Sept 96      $  84,656
                                                                                                           -------------
                                                                                                           -------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                 DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------
MUNICIPAL BONDS AND NOTES--95.03%
ALABAMA--0.87%
       $ 155  Pell City Alabama Industrial Development Board
                Revenue Shelby Steel Fabricators (Letter of
                Credit-- SouthTrust Bank)*.......................       09/01/01              7.700     % $  155,422
                                                                                                          ----------
ARKANSAS--1.63%
         262  Springdale Residential Mortgage Series A (FNMA
                Collateralized)..................................       09/01/11              7.650          289,459
                                                                                                          ----------
CALIFORNIA--16.88%
         205  California Statewide Community Housing Senior Lien
                (FHA Insured)....................................       09/01/00              5.000          205,892
         100  Inglewood California Residential Rehabilitation
                (Escrow to Maturity).............................       08/01/10              7.500          110,759
         500  Lancaster California Redevelopment Agency
                Multifamily High Valley Apartments (FHA
                Insured).........................................       12/01/05              5.250          492,720
         700  Los Angeles California Community Redevelopment.....       12/01/22              8.650          774,088
          40  Palmdale California Residential (Escrow to
                Maturity)........................................       11/01/12              9.250           51,511
         135  Sacramento California Utility District Electricity
                (Escrow to Maturity).............................       03/01/10              6.750          141,665
         150  Sacramento California Utility District Electricity
                White Rock Project (Escrow to Maturity)..........       05/01/10              6.800          159,789
       1,050  Vista California Multifamily Housing Pepperwood
                Apartments (Mandatory put 06/01/05 @ 100)
                (FNMA Collateralized)............................       06/01/25              5.700        1,062,978
                                                                                                          ----------
                                                                                                           2,999,402
                                                                                                          ----------
COLORADO--0.76%
         125  Colorado Health Facilities Authority Rose Medical
                Center (Escrow to Maturity)......................       09/01/08              7.125          134,369
                                                                                                          ----------
DELAWARE--1.28%
         240  Seaford Delaware Economic Development Seaford
                Association Project..............................       01/01/04              6.375          228,134
                                                                                                          ----------
FLORIDA--0.87%
         130  Altamonte Springs Florida Health Facilities
                Authority Revenue (Escrow to Maturity)...........       10/01/09              8.750          154,279
                                                                                                          ----------
GEORGIA--3.42%
         600  Marietta Georgia Housing Authority Multifamily
                Ridge Point Apartments (Mandatory put 06/01/05 @
                par) (FNMA Collateralized).......................       06/01/25              5.700          608,256
                                                                                                          ----------
ILLINOIS--3.93%
          55  Granite City Illinois Hospital Facilities Revenue
                (Escrow to Maturity).............................       01/01/08              7.000           59,448
         260  Illinois Health Facilities Authority Revenue
                Methodist Medical Center (Escrow to Maturity)....       10/01/10              9.000          307,850
         305  Illinois Health Facilities Authority Revenue
                Ravenswood Hospital (Escrow to Maturity).........       08/01/06              7.250          330,901
                                                                                                          ----------
                                                                                                             698,199
                                                                                                          ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                 DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

INDIANA--3.99%
       $ 235  Fort Wayne Indiana Hospital Authority Revenue
                Parkview Memorial Hospital Incorporated
                (Escrow to Maturity).............................       01/01/05              6.500     % $  249,934
         440  Indianapolis Indiana Economic Development Revenue
                Knob in the Woods Project (Mandatory put 12/01/04
                @ 100) (FNMA Collateralized).....................       12/01/24              6.375          458,260
                                                                                                          ----------
                                                                                                             708,194
                                                                                                          ----------
LOUISIANA--2.33%
         275  Jefferson Parish Louisiana Hospital Service
                District No. 001 Hospital Revenue (Escrow to
                Maturity)........................................       01/01/09              7.250          310,656
          90  Louisiana State Health Education Authority Alton
                Ochsner Medical Foundation (Escrow to
                Maturity)........................................       05/01/05              8.750          103,079
                                                                                                          ----------
                                                                                                             413,735
                                                                                                          ----------
MICHIGAN--7.89%
         685  Detroit Michigan Water Supply System
                (Escrow to Maturity).............................       01/01/05              8.875          793,757
          40  Michigan State Hospital Finance Authority Revenue
                Harper Grace Hospitals (Escrow to Maturity)......       05/01/09              7.125           45,084
         135  Michigan State Hospital Finance Authority Revenue
                Mount Carmel Mercy Hospital (Escrow to
                Maturity)........................................       08/01/05              7.500          147,103
         300  Michigan State Housing Development Authority*......       12/01/12              7.650          315,552
          95  Petoskey Michigan Hospital Finance Authority
                (Escrow to Maturity).............................       03/01/07              6.700          100,140
                                                                                                          ----------
                                                                                                           1,401,636
                                                                                                          ----------
MINNESOTA--2.26%
         190  Coon Rapids Minnesota Hospital Revenue Health
                Central Incorporated (Escrow to Maturity)........       08/01/08              7.625          208,521
         192  Eden Prairie Minnesota Multi Family Housing
                (GNMA Collateralized)............................       01/20/06              5.500          193,703
                                                                                                          ----------
                                                                                                             402,224
                                                                                                          ----------
MISSISSIPPI--1.26%
         900  Mississippi Home Corporation Residential Revenue...       09/15/16              7.375     #    223,065
                                                                                                          ----------
MISSOURI--1.99%
         340  St. Louis Missouri Single Family Housing (AMBAC
                Insured).........................................       10/01/16              9.250          353,920
                                                                                                          ----------
NEBRASKA--5.82%
       1,000  Nebraska Higher Education Learning Program*........       12/01/02              6.700        1,033,670
                                                                                                          ----------
NEW JERSEY--2.80%
          65  New Jersey Health Care Facilities St. Barnabas
                Medical Center (Escrow to Maturity)..............       07/01/11              7.000           68,875
         290  New Jersey State Highway Garden State Parkway
                (Escrow to Maturity).............................       01/01/11              6.500          309,955
          65  New Jersey State Highway Garden State Parkway
                (Escrow to Maturity).............................       01/01/11              6.600           68,204
          45  South Jersey Port Corporation (Escrow to
                Maturity)........................................       01/01/11              6.625           50,182
                                                                                                          ----------
                                                                                                             497,216
                                                                                                          ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                 DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------

MUNICIPAL BONDS AND NOTES--(CONTINUED)

NEW MEXICO--1.39%
       $ 250  Taos City New Mexico Hospital (Asset Guaranty
                Insurance).......................................       05/15/02              5.000     % $  246,282
                                                                                                          ----------
NORTH CAROLINA--1.04%
          30  North Carolina Medical Care Facility Stanley County
                Hospital (Escrow to Maturity)....................       10/01/09              7.600           34,782
         150  Vance County North Carolina Industrial Facilities
                (Letter of Credit--Centura Bank) (Optional put
                09/01/96 @ par)*.................................       09/01/00              5.000          149,925
                                                                                                          ----------
                                                                                                             184,707
                                                                                                          ----------
OHIO--0.68%
         115  Ohio Housing Finance Agency Single Family (GNMA
                Collateralized)*.................................       09/01/21              7.850          121,151
                                                                                                          ----------
OKLAHOMA--2.85%
         425  McAlester Oklahoma Public Works Authority (FSA
                Insured).........................................       12/01/04              8.250          505,690
                                                                                                          ----------
PENNSYLVANIA--2.94%
         150  Allegenheny County Pennsylvania Industrial
                Development Commercial Development MPB
                Association......................................       12/01/04              6.750          148,368
          35  Caln Township Pennsylvania Municipal Sewer Revenue
                (Escrow to Maturity).............................       01/01/09              5.700           35,402
           5  Chester County Pennsylvania Hospital Authority
                (Escrow to Maturity).............................       07/01/09              7.500            5,581
          90  Conneaut Pennsylvania School District
                (Escrow to Maturity) (AMBAC Insured).............       05/01/02              9.250          110,210
         200  Montgomery County Pennsylvania Higher Education
                Beaver College (Escrow to Maturity)..............       10/01/00              6.750          205,650
          15  Unity Township Pennsylvania Municipal Authority GTD
                (Escrow to Maturity).............................       05/01/08              6.600           16,335
                                                                                                          ----------
                                                                                                             521,546
                                                                                                          ----------
SOUTH CAROLINA--1.19%
         195  Charleston County South Carolina Hospital Facility
                Roper Hospital (Escrow to Maturity)..............       10/01/11              7.000          211,374
                                                                                                          ----------
TENNESSEE--2.70%
         190  Knox City Tennessee Health Education & Hospital
                Facility St. Mary's Medical Center (Escrow to
                Maturity)........................................       08/01/03              7.250          203,291
         275  La Follette Tennessee Housing Development
                Corporation (FHA/MBIA Insured)...................       01/01/05              5.400          277,205
                                                                                                          ----------
                                                                                                             480,496
                                                                                                          ----------
TEXAS--11.60%
         150  Brownsville Texas Utility System Revenue (Escrow to
                Maturity)........................................       01/01/10              7.375          168,236
         455  Galveston County Texas Housing Finance Corporation
                Single Family Mortgage Revenue...................       04/01/15              9.750          488,493
         235  Houston Texas Airport System Revenue (Escrow to
                Maturity)........................................       07/01/10              7.600          256,319

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE MUNICIPAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                 DATES               RATES          VALUE
------------                                                       ------------------  -----------------  ----------

MUNICIPAL BONDS AND NOTES--(CONCLUDED)

TEXAS--(CONCLUDED)
      $1,500  Southeast Texas Housing Finance Corporation........       12/01/16              7.625     # $  346,185
         800  Texas State Department Housing and Community
                Housing Senior Dallas\Fort Worth.................       07/01/06              6.000     %    801,136
                                                                                                          ----------
                                                                                                           2,060,369
                                                                                                          ----------
UTAH--10.98%
         160  Salt Lake City Utah Hospital Revenue (Escrow to
                Maturity)........................................       06/01/09              7.350          175,669
         700  Salt Lake County Utah Multifamily James Pointe
                Apartments (Mandatory put 10/01/05 @ par) (Asset
                Guaranty Insurance)..............................       10/01/25              5.500          701,442
         200  Salt Lake County Utah Water Conservation
                (Escrow to Maturity) (MBIA Insured)..............       10/01/02             10.875          236,974
         560  Utah State Housing Finance Agency (AMBAC
                Insured).........................................       07/01/08              5.900          559,541
         150  Utah State Housing Finance Agency (AMBAC
                Insured).........................................       07/01/07              5.650          125,094
         125  Utah State Housing Finance Agency (AMBAC
                Insured).........................................       07/01/07              5.650          151,207
                                                                                                          ----------
                                                                                                           1,949,927
                                                                                                          ----------
VIRGINIA--1.40%
         250  King George County Virginia Industrial Development
                Elementary School Project........................       08/01/98              4.875          249,075
                                                                                                          ----------
WEST VIRGINIA--0.28%
          45  Kanawha County West Virginia Building Commission
                Revenue St. Francis Hospital (Escrow to
                Maturity)........................................       12/01/07              7.500           49,796
                                                                                                          ----------
Total Municipal Bonds and Notes (cost--$16,807,251)..............                                         16,881,593
                                                                                                          ----------
TAX EXEMPT COLLATERALIZED MORTGAGE OBLIGATIONS--2.46%
         441  FHA Insurance Trust 1996-01, Class A1
                (FHA Insured) (cost--$440,782)...................       11/01/06              6.100          436,375
                                                                                                          ----------
 NUMBER OF
   SHARES
------------
MONEY MARKET FUNDS--4.85%
     862,719  Seven Seas Money Market Fund* (cost--$862,719).....                                            862,719
                                                                                                          ----------
Total Investments (cost--$18,110,752)--102.34%...................                                         18,180,687
Liabilities in excess of other assets--(2.34)%...................                                           (415,636)
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $17,765,051
                                                                                                          ----------
                                                                                                          ----------

---------------
#       Zero coupon bond--Annualized yield at date of purchase
*       Security subject to Alternative Minimum Tax
AMBAC American Municipal Bond Assurance Corporation
FHA    Federal Housing Authority
FNMA  Federal National Mortgage Association
FSA    Financial Security Assurance
GNMA  Government National Mortgage Association
MBIA   Municipal Bond Investors Assurance

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                              MATURITY           INTEREST
   (000)*                                                               DATES               RATES          VALUE
------------                                                      ------------------  -----------------  ----------
LONG-TERM DEBT SECURITIES--82.60%
CANADA--6.86%
       3,530  Government of Canada..............................       03/01/01              7.500     % $2,628,754
                                                                                                         ----------
DENMARK--6.15%
      13,117  Kingdom of Denmark................................     12/15/04 to       7.000 to 8.000     2,355,944
                                                                       03/15/06
                                                                                                         ----------
GERMANY--24.67%
       9,305  Federal Republic of Germany.......................     05/15/00 to       5.750 to 6.500     6,487,875
                                                                       07/15/03
       4,040  Treuhandanstalt...................................     10/01/02 to       7.125 to 7.750     2,959,025
                                                                       01/29/03
                                                                                                         ----------
                                                                                                          9,446,900
                                                                                                         ----------
ITALY--7.60%
   4,280,000  Republic of Italy.................................     02/01/99 to       9.500 to 10.500    2,911,234
                                                                       02/01/06
                                                                                                         ----------
NETHERLANDS--4.14%
       2,330  Government of Netherlands.........................       03/15/01              8.500        1,586,521
                                                                                                         ----------
SPAIN--1.83%
      81,630  Kingdom of Spain..................................       01/31/06             10.150          698,931
                                                                                                         ----------
SWEDEN--3.91%
      11,500  Kingdom of Sweden.................................       02/09/05              6.000        1,496,927
                                                                                                         ----------
UNITED KINGDOM--4.59%
       1,125  United Kingdom Gilt...............................     12/07/05 to       7.500 to 8.500     1,755,837
                                                                       12/07/06
                                                                                                         ----------
UNITED STATES--22.85%
       8,706  U.S. Treasury Notes...............................     05/31/01 to       6.375 to 7.500     8,751,263
                                                                       07/15/06
                                                                                                         ----------
Total Long-Term Debt Securities (cost--$31,276,861).............                                         31,632,311
                                                                                                         ----------
TIME DEPOSITS--9.20%
       1,533  German Time Deposit...............................       08/02/96              3.125        1,033,599
     269,594  Japanese Yen Euro Time Deposit....................       08/05/96              0.375        2,491,048
                                                                                                         ----------
Total Time Deposits (cost--$3,524,647)..........................                                          3,524,647
                                                                                                         ----------
REPURCHASE AGREEMENT--5.51%
       2,111  Repurchase Agreement dated 07/31/96 with State
                Street Bank & Trust Company, collateralized by
                $2,147,999 U.S. Treasury Notes, 5.500% due
                02/28/99; proceeds: $2,111,279
                (cost--$2,111,000)..............................       08/01/96              4.750        2,111,000
                                                                                                         ----------
Total Investments (cost--$36,912,508)--97.31%...................                                         37,267,958
Other assets in excess of liabilities--2.69%....................                                          1,027,725
                                                                                                         ----------
Net Assets--100.00%.............................................                                         $38,295,683
                                                                                                         ----------
                                                                                                         ----------

---------------
Note: The Portfolio of Investments is listed by the security issuer's country of origin.
* In local currency unless otherwise indicated

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE GLOBAL FIXED INCOME INVESTMENTS
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY CONTRACTS

                                                                                                       UNREALIZED
                                                          CONTRACT TO    IN EXCHANGE      MATURITY    APPRECIATION
                                                            DELIVER          FOR            DATES     (DEPRECIATION)
                                                          -----------  ----------------  -----------  -------------
Australian Dollars......................................     419,042   U.S.$    334,348    08/19/96     $  10,528
Danish Kronas...........................................   4,323,771   U.S.$    737,342    08/19/96       (22,807)
German Deutschemarks....................................   2,310,058   U.S.$  1,550,000    08/19/96       (20,961)
German Deutschemarks....................................   2,800,000   U.S.$  1,898,534    08/19/96        (5,614)
Netherland Guilders.....................................   4,307,877   U.S.$  2,525,133    08/19/96       (85,713)
U.S. Dollars............................................     332,007     AUD    419,042    08/19/96        (8,188)
U.S. Dollars............................................     925,261     DEM  1,406,397    08/19/96        31,163
U.S. Dollars............................................   1,550,000     DEM  2,333,060    08/19/96        36,604
U.S. Dollars............................................   1,250,000     DEM  1,844,688    08/19/96         4,485
U.S. Dollars............................................   1,200,000     DEM  1,776,732    08/19/96         8,271
U.S. Dollars............................................   1,623,786   JPY  178,616,409    08/19/96        54,116
U.S. Dollars............................................   1,900,000   JPY  201,774,300    08/19/96        (4,556)
U.S. Dollars............................................   1,898,534   JPY  202,678,000    08/19/96         5,399
U.S. Dollars............................................     435,054     NLG    716,969    08/19/96          (525)
                                                                                                      -------------
                                                                                                        $   2,202
                                                                                                      -------------
                                                                                                      -------------

CURRENCY TYPE ABBREVIATIONS:

AUD -  Australian Dollars
DEM -  German Deutschemarks
JPY  -  Japanese Yen
NLG -  Netherland Guilders

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------
COMMON STOCKS--96.64%
AGRICULTURE, FOOD & BEVERAGE--4.48%
      33,700  Coca-Cola Enterprises Incorporated......................................................  $1,187,925
      15,600  Nabisco Holdings Corporation............................................................     526,500
       7,500  Philip Morris Companies Incorporated....................................................     784,687
      32,200  Tyson Foods Incorporated................................................................     792,925
      14,800  Whitman Corporation.....................................................................     331,150
                                                                                                        ----------
                                                                                                         3,623,187
                                                                                                        ----------
BANKS--11.53%
      50,700  Chase Manhattan Corporation.............................................................   3,523,650
      52,000  Citicorp................................................................................   4,257,500
       9,700  Comerica Incorporated...................................................................     425,587
       4,200  Magna Group Incorporated................................................................      94,500
       4,100  State Street Boston Corporation.........................................................     206,025
      23,900  U.S. Bancorp............................................................................     818,575
                                                                                                        ----------
                                                                                                         9,325,837
                                                                                                        ----------
CHEMICALS--1.08%
         700  Geon Company............................................................................      16,888
      38,400  Lyondell Petrochemical Company..........................................................     859,200
                                                                                                        ----------
                                                                                                           876,088
                                                                                                        ----------
COMPUTER HARDWARE--3.54%
      12,200  360 Communications Company..............................................................     282,125
      61,600  EMC Corporation*........................................................................   1,193,500
      15,100  Seagate Technology Incorporated*........................................................     730,462
      13,100  Xerox Corporation.......................................................................     659,913
                                                                                                        ----------
                                                                                                         2,866,000
                                                                                                        ----------
COMPUTER SOFTWARE--5.24%
       5,400  Filenet Corporation.....................................................................     120,150
      49,700  Lockheed Martin Corporation.............................................................   4,118,887
                                                                                                        ----------
                                                                                                         4,239,037
                                                                                                        ----------
DEFENSE/AEROSPACE--1.02%
       9,300  Boeing Company..........................................................................     823,050
                                                                                                        ----------
DIVERSIFIED RETAIL--1.01%
      27,000  Federated Department Stores Incorporated*...............................................     816,750
                                                                                                        ----------
DRUGS & MEDICINE--7.90%
      36,000  Allergan Incorporated...................................................................   1,467,000
      35,100  Alza Corporation*.......................................................................     868,725
       3,300  Biogen Incorporated*....................................................................     201,713
      23,800  Forest Labs Incorporated*...............................................................     812,175
       9,200  Genzyme Corporation*....................................................................     228,850
      18,900  Pharmacia & Upjohn Incorporated.........................................................     779,625
      36,900  Schering Plough Corporation.............................................................   2,034,112
                                                                                                        ----------
                                                                                                         6,392,200
                                                                                                        ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

ELECTRIC UTILITIES--1.71%
      38,400  CMS Energy Corporation..................................................................  $1,166,400
      29,500  Centerior Energy Corporation............................................................     217,563
                                                                                                        ----------
                                                                                                         1,383,963
                                                                                                        ----------
ENVIRONMENTAL SERVICES--1.63%
      44,600  WMX Technologies Incorporated...........................................................   1,321,275
                                                                                                        ----------
FINANCIAL SERVICES--2.63%
      43,800  Aon Corporation.........................................................................   2,129,775
                                                                                                        ----------
FOREST PRODUCTS, PAPER--3.94%
      20,200  James River Corporation.................................................................     510,050
      32,100  Kimberly Clark Corporation..............................................................   2,439,600
       8,350  Westvaco Corporation....................................................................     236,931
                                                                                                        ----------
                                                                                                         3,186,581
                                                                                                        ----------
FOOD RETAIL--1.08%
      35,500  Food Lion Incorporated..................................................................     319,500
      14,800  Kroger Company*.........................................................................     558,700
                                                                                                        ----------
                                                                                                           878,200
                                                                                                        ----------
FREIGHT: AIR, SEA, LAND--1.08%
      11,200  Federal Express Corporation*............................................................     870,800
                                                                                                        ----------
HEAVY MACHINERY--0.28%
       7,200  Harnischfeger Industries Incorporated...................................................     223,200
                                                                                                        ----------
HOUSEHOLD PRODUCTS--4.33%
      59,000  Avon Products Incorporated..............................................................   2,596,000
      30,900  Dial Corporation........................................................................     903,825
                                                                                                        ----------
                                                                                                         3,499,825
                                                                                                        ----------
INFORMATION & COMPUTER SERVICES--3.97%
      41,200  Automatic Data Processing Incorporated..................................................   1,632,550
      10,460  First Data Corporation..................................................................     811,958
      17,500  Interpublic Group Companies Incorporated................................................     772,187
                                                                                                        ----------
                                                                                                         3,216,695
                                                                                                        ----------
LEISURE--2.57%
      83,925  Mattel Incorporated.....................................................................   2,077,144
                                                                                                        ----------
LIFE INSURANCE--3.13%
      17,400  CIGNA Corporation.......................................................................   1,853,100
       9,800  Transamerica Corporation................................................................     677,425
                                                                                                        ----------
                                                                                                         2,530,525
                                                                                                        ----------
LONG DISTANCE & PHONE COMPANIES--0.86%
      19,100  Sprint Corporation......................................................................     699,538
                                                                                                        ----------
MANUFACTURING--GENERAL--1.63%
      16,500  Pentair Incorporated....................................................................     445,500
      14,800  Timken Company..........................................................................     542,050
       7,000  York International Corporation..........................................................     328,125
                                                                                                        ----------
                                                                                                         1,315,675
                                                                                                        ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

MANUFACTURING--HIGH TECHNOLOGY--1.94%
      14,000  Boston Technology Incorporated*.........................................................  $  192,500
      10,700  Comverse Technology Incorporated*.......................................................     330,363
      19,700  Honeywell Incorporated..................................................................   1,044,100
                                                                                                        ----------
                                                                                                         1,566,963
                                                                                                        ----------
MEDIA--2.20%
       2,600  American Mobile Satellite Corporation*..................................................      31,850
      69,700  General Instrument Corporation*.........................................................   1,751,213
                                                                                                        ----------
                                                                                                         1,783,063
                                                                                                        ----------
MEDICAL PRODUCTS--1.45%
      21,700  Bard C R Incorporated...................................................................     661,850
      14,100  Beckman Instruments Incorporated New....................................................     507,600
                                                                                                        ----------
                                                                                                         1,169,450
                                                                                                        ----------
MEDICAL PROVIDERS--4.03%
      54,800  Corning Incorporated....................................................................   2,020,750
      20,400  Healthcare & Retirement Corporation*....................................................     484,500
      22,900  Manor Care Incorporated.................................................................     755,700
                                                                                                        ----------
                                                                                                         3,260,950
                                                                                                        ----------
MINING & METALS--0.83%
      14,100  Birmingham Steel Corporation............................................................     229,125
       3,900  Inland Steel Industries Incorporated....................................................      67,763
      23,900  Owens Illinois Incorporated*............................................................     373,437
                                                                                                        ----------
                                                                                                           670,325
                                                                                                        ----------
MOTOR VEHICLES--3.72%
      35,400  Ford Motor Company......................................................................   1,150,500
      42,100  Goodyear Tire & Rubber Company..........................................................   1,862,925
                                                                                                        ----------
                                                                                                         3,013,425
                                                                                                        ----------
OIL REFINING--4.27%
      77,400  Enron Corporation.......................................................................   3,047,625
      15,300  Ultramar Corporation....................................................................     403,537
                                                                                                        ----------
                                                                                                         3,451,162
                                                                                                        ----------
OTHER INSURANCE--3.91%
      21,600  Aetna Incorporated......................................................................   1,255,500
      21,700  Allstate Corporation....................................................................     971,075
      20,400  Old Republic International Corporation..................................................     428,400
      31,800  USF&G Corporation.......................................................................     504,825
                                                                                                        ----------
                                                                                                         3,159,800
                                                                                                        ----------
PUBLISHING--1.90%
      23,400  Gannett Incorporated....................................................................   1,535,625
                                                                                                        ----------
RAILROADS--3.91%
      40,100  Burlington Northern Santa Fe Incorporated...............................................   3,162,887
                                                                                                        ----------
RESTAURANTS--0.16%
      10,200  Brinker International Incorporated*.....................................................     133,875
                                                                                                        ----------
SEMICONDUCTOR--0.71%
      40,900  National Semiconductor Corporation*.....................................................     577,713
                                                                                                        ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONCLUDED)

SPECIALTY RETAIL--2.31%
      47,700  Melville Corporation....................................................................  $1,866,262
                                                                                                        ----------
WIRELESS TELECOMMUNICATIONS--0.66%
      35,400  Nextel Communications Incorporated*.....................................................     535,425
                                                                                                        ----------
Total Common Stocks (cost--$76,982,357)...............................................................  78,182,270
                                                                                                        ----------
PREFERRED STOCK--0.87%
TOBACCO--0.87%
     114,200  RJR Nabisco Holdings Corporation (cost--$728,274).......................................     699,475
                                                                                                        ----------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                 DATES               RATES
------------                                                       ------------------  -----------------
U.S. GOVERNMENT OBLIGATIONS--0.16%
       $ 130  U.S. Treasury Bills+ (cost--$128,051)..............       11/14/96              5.140%         128,051
                                                                                                          ----------
REPURCHASE AGREEMENT--1.96%
       1,586  Repurchase Agreement dated 07/31/96 with State
                Street Bank & Trust Company, collateralized by
                $1,613,797
                U.S. Treasury Notes, 5.500%, due 02/28/99;
                proceeds: $1,586,209 (cost--$1,586,000)..........       08/01/96              4.750        1,586,000
                                                                                                          ----------
Total Investments (cost--$79,424,682)--99.63%....................                                         80,595,796
Other assets in excess of liabilities--0.37%.....................                                            300,978
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $80,896,774
                                                                                                          ----------
                                                                                                          ----------

---------------
*     Non-income producing security
+     Entire or partial amount pledged as collateral for futures transactions.

FUTURES CONTRACTS

NUMBER OF                                                                               IN       EXPIRATION     UNREALIZED
CONTRACTS                           CONTRACTS TO RECEIVE                           EXCHANGE FOR     DATE       DEPRECIATION
----------  ---------------------------------------------------------------------  ------------  -----------  ---------------
    5       September 96 S&P 500 Futures Contracts...............................   $1,606,000      Sept 96      ($    650)
                                                                                                                     -----
                                                                                                                     -----

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------
COMMON STOCKS--96.64%
AGRICULTURE, FOOD & BEVERAGE--7.46%
      60,700  PepsiCo, Incorporated...................................................................  $1,919,637
      31,000  Philip Morris Company...................................................................   3,243,375
                                                                                                        ----------
                                                                                                         5,163,012
                                                                                                        ----------
APPAREL, TEXTILES--4.55%
      23,100  Nike, Incorporated......................................................................   2,376,412
      24,200  Sara Lee Corporation....................................................................     774,400
                                                                                                        ----------
                                                                                                         3,150,812
                                                                                                        ----------
BANKS--4.23%
      19,200  BankAmerica Corporation.................................................................   1,531,200
      16,300  Nationsbank Corporation.................................................................   1,399,762
                                                                                                        ----------
                                                                                                         2,930,962
                                                                                                        ----------
BUSINESS MACHINES--4.41%
      21,000  Ascend Communications, Incorporated*....................................................   1,018,500
      19,900  Cascade Communications Corporation*.....................................................   1,223,850
      29,700  Fore Systems*...........................................................................     813,038
                                                                                                        ----------
                                                                                                         3,055,388
                                                                                                        ----------
CHEMICALS--8.14%
      21,700  Allied-Signal, Incorporated.............................................................   1,274,875
      21,600  Grace W R & Company.....................................................................   1,377,000
      69,200  Monsanto Company........................................................................   2,162,500
      21,400  Praxair, Incorporated...................................................................     821,225
                                                                                                        ----------
                                                                                                         5,635,600
                                                                                                        ----------
COMPUTER HARDWARE--4.04%
      47,200  3 Com Corporation*......................................................................   1,858,500
      18,100  Cisco Systems Incorporated*.............................................................     936,675
                                                                                                        ----------
                                                                                                         2,795,175
                                                                                                        ----------
COMPUTER SOFTWARE--4.96%
      27,750  Computer Associates International, Incorporated.........................................   1,411,781
       9,900  Lockheed Martin Corporation.............................................................     820,463
      17,800  Peoplesoft, Incorporated*...............................................................   1,202,613
                                                                                                        ----------
                                                                                                         3,434,857
                                                                                                        ----------
DEFENSE/AEROSPACE--5.39%
      16,100  Boeing Company..........................................................................   1,424,850
      21,100  Hercules, Incorporated..................................................................   1,057,638
      11,100  United Technologies Corporation.........................................................   1,250,137
                                                                                                        ----------
                                                                                                         3,732,625
                                                                                                        ----------
DIVERSIFIED RETAIL--4.58%
      38,700  Dayton Hudson Corporation...............................................................   1,170,675
      21,600  Federated Department Stores, Incorporated*..............................................     653,400
      24,500  Kohls Corporation*......................................................................     768,688
      24,000  Wal Mart Stores, Incorporated...........................................................     576,000
                                                                                                        ----------
                                                                                                         3,168,763
                                                                                                        ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

DRUGS & MEDICINE--4.30%
      15,500  Lilly Eli & Company.....................................................................  $  868,000
      21,500  Merck & Company, Incorporated...........................................................   1,381,375
      10,400  Pfizer Incorporated.....................................................................     726,700
                                                                                                        ----------
                                                                                                         2,976,075
                                                                                                        ----------
ENTERTAINMENT--0.66%
      13,200  Time Warner, Incorporated...............................................................     460,350
                                                                                                        ----------
ENVIRONMENTAL SERVICES--0.82%
      19,100  WMX Technologies, Incorporated..........................................................     565,837
                                                                                                        ----------
FINANCIAL SERVICES--4.85%
      34,100  Federal National Mortgage Association...................................................   1,082,675
      21,900  Student Loan Marketing Association......................................................   1,598,700
       8,500  Textron Incorporated....................................................................     680,000
                                                                                                        ----------
                                                                                                         3,361,375
                                                                                                        ----------
HOUSEHOLD PRODUCTS--3.31%
      12,000  Avon Products, Incorporated.............................................................     528,000
      27,700  Gillette Company........................................................................   1,762,412
                                                                                                        ----------
                                                                                                         2,290,412
                                                                                                        ----------
HOTELS--3.38%
       7,100  Hilton Hotels Corporation...............................................................     724,200
      26,900  Hospitality Franchise Systems, Incorporated*............................................   1,614,000
                                                                                                        ----------
                                                                                                         2,338,200
                                                                                                        ----------
INDUSTRIAL SERVICES & SUPPLIES--1.96%
      39,100  CUC International, Incorporated*........................................................   1,358,725
                                                                                                        ----------
INFORMATION & COMPUTER SERVICES--5.05%
      27,500  America Online, Incorporated*...........................................................     838,750
      20,340  First Data Corporation..................................................................   1,578,892
      17,600  HBO & Company...........................................................................   1,078,000
                                                                                                        ----------
                                                                                                         3,495,642
                                                                                                        ----------
MANUFACTURING--HIGH TECHNOLOGY--2.40%
      19,900  Honeywell, Incorporated.................................................................   1,054,700
      16,250  Thermo Electron Corporation*............................................................     607,344
                                                                                                        ----------
                                                                                                         1,662,044
                                                                                                        ----------
MEDIA--1.34%
      26,000  Comcast Corporation, Class A Special....................................................     367,250
      39,200  Tele Communications, Incorporated New Common Series A*..................................     558,600
                                                                                                        ----------
                                                                                                           925,850
                                                                                                        ----------
MEDICAL PRODUCTS--6.47%
      25,200  Boston Scientific Corporation*..........................................................   1,203,300
      15,500  Guidant Corporation.....................................................................     786,625
      33,500  Johnson & Johnson.......................................................................   1,599,625
      18,800  Medtronic, Incorporated.................................................................     890,650
                                                                                                        ----------
                                                                                                         4,480,200
                                                                                                        ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE LARGE COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONCLUDED)

MEDICAL PROVIDERS--2.81%
      23,600  Oxford Health Plans, Incorporated*......................................................  $  814,200
      20,500  Service Corporation, International......................................................   1,130,063
                                                                                                        ----------
                                                                                                         1,944,263
                                                                                                        ----------
OTHER INSURANCE--3.86%
      19,400  Aetna Life & Casualty Company...........................................................   1,127,625
      36,600  Travelers Group Incorporated............................................................   1,546,350
                                                                                                        ----------
                                                                                                         2,673,975
                                                                                                        ----------
RESTAURANTS--1.26%
      33,000  Boston Chicken, Incorporated*...........................................................     874,500
                                                                                                        ----------
SEMICONDUCTOR--2.16%
      18,600  Atmel Corporation.......................................................................     513,825
      13,100  Intel Corporation.......................................................................     984,138
                                                                                                        ----------
                                                                                                         1,497,963
                                                                                                        ----------
SPECIALTY RETAIL--4.11%
      12,400  Autozone, Incorporated*.................................................................     358,050
      16,200  Corporate Express Incorporated*.........................................................     605,475
      20,500  Home Depot Incorporated.................................................................   1,035,250
      50,850  Staples, Incorporated*..................................................................     845,381
                                                                                                        ----------
                                                                                                         2,844,156
                                                                                                        ----------
TELECOMMUNICATION SERVICES--0.14%
       7,600  Orange plc ADR*.........................................................................     102,600
                                                                                                        ----------
Total Common Stocks (cost--$64,901,915)...............................................................  66,919,361
                                                                                                        ----------
 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                  DATE               RATE
------------                                                       ------------------  -----------------
REPURCHASE AGREEMENT--3.61%
      $2,503  Repurchase Agreement dated 07/31/96 with State
                Street Bank & Trust Company, collateralized by
                $2,546,870
                U.S. Treasury Notes, 5.500%, due 02/28/99;
                proceeds:
                $2,503,330 (cost--$2,503,000)....................       08/01/96              4.750%       2,503,000
                                                                                                          ----------
Total Investments (cost--$67,404,915)--100.25%...................                                         69,422,361
Liabilities in excess of other assets--(0.25%)...................                                           (174,124)
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $69,248,237
                                                                                                          ----------
                                                                                                          ----------

---------------
*    Non-income producing security
ADR American Depositary Receipt

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------
COMMON STOCKS--91.13%
AGRICULTURE, FOOD & BEVERAGE--1.53%
       2,100  Alpine Lace Brands Incorporated*.........................................................  $  11,419
       3,500  Cagle's Incorporated.....................................................................     50,750
       5,600  Chock Full of Nuts Corporation*..........................................................     25,900
       1,575  ERLY Industries Incorporated*............................................................     14,372
       3,900  Grist ML Company.........................................................................     21,450
       1,700  Hain Food Group Incorporated*............................................................      5,366
      14,700  Hudson Foods Incorporated................................................................    207,637
      12,900  International Multifoods Incorporated....................................................    214,462
      12,600  Michaels Foods, Incorporated.............................................................    144,900
       7,700  Morningstar Group Incorporated*..........................................................     81,813
       5,300  Nash Finch Company.......................................................................     85,462
       3,800  Orange Company, Incorporated New.........................................................     30,875
       3,600  Sanfilippo John B & Son Incorporated*....................................................     19,800
       2,800  Sylvan, Incorporated*....................................................................     30,100
       3,000  Tasty Baking Corporation.................................................................     35,250
                                                                                                         ---------
                                                                                                           979,556
                                                                                                         ---------
APPAREL, RETAIL--0.28%
       6,000  Designs, Incorporated*...................................................................     34,500
       9,800  Syms Corporation*........................................................................     79,625
       6,900  The Dress Barn*..........................................................................     62,100
                                                                                                         ---------
                                                                                                           176,225
                                                                                                         ---------
APPAREL, TEXTILES--1.36%
       6,400  Chic By HIS Incorporated*................................................................     30,400
         750  Conso Products Company*..................................................................     11,438
       7,600  Culp, Incorporated.......................................................................     93,100
       1,333  Decorator Industries, Incorporated.......................................................     12,164
       7,900  Dyersburg Corporation....................................................................     41,475
       5,100  Galey & Lord Incorporated*...............................................................     58,012
       7,200  Guilford Mills, Incorporated.............................................................    165,600
       1,700  Hampshire Group, Limited*................................................................     19,550
      21,400  Hartmarx Corporation*....................................................................    104,325
      13,700  Justin Industries Incorporated...........................................................    152,412
         700  LAT Sportswear Incorporated*.............................................................      1,313
       2,300  Maxwell Shoe Incorporated*...............................................................     12,075
       3,400  Norton McNaughton Incorporated*..........................................................     22,950
       5,500  Pillowtex Corporation....................................................................     65,312
       2,300  Sirena Apparel Group Incorporated*.......................................................      5,463
       2,300  Supreme International Corporation*.......................................................     35,362
       6,800  Worldtex, Incorporated*..................................................................     39,950
                                                                                                         ---------
                                                                                                           870,901
                                                                                                         ---------
BANKS--10.79%
       1,500  American Bank Incorporated...............................................................     38,250
      10,300  Bancorpsouth Incorporated................................................................    225,312
         615  Bank of Boston Corporation...............................................................     32,595
       4,600  Banknorth Group Incorporated.............................................................    150,650
       1,100  CCB Financial Corporation*...............................................................     56,925
       3,300  CFX Corporation*.........................................................................     44,550
       3,460  CVB Financial Corporation................................................................     55,360

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
 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

BANKS--(CONCLUDED)
       3,400  Center Financial Corporation.............................................................  $  82,875
       5,300  Citizens Bancorp.........................................................................    156,350
       7,700  Citizens Banking Corporation.............................................................    211,750
       7,100  Colonial Bancgroup Incorporated..........................................................    231,637
       7,300  Commerce Bancorp, Incorporated...........................................................    175,200
       4,300  Community First Bankshares Incorporated..................................................     97,825
       3,500  Corus Bank Shares Incorporated...........................................................    102,375
      12,000  Cullen Frost Bankers Incorporated........................................................    327,000
       1,650  Eastern Bancorp Incorporated.............................................................     28,256
       1,100  Evergreen Bancorp Incorporated...........................................................     27,363
       8,600  F & M National Corporation...............................................................    149,425
       4,100  First Citizens Bancshares, Incorporated..................................................    260,350
       3,500  First Western Bancorp Incorporated.......................................................     76,125
       4,700  Firstbank Illinois Company...............................................................    138,650
       8,600  HUBCO, Incorporated......................................................................    175,225
       5,100  Hancock Holding Company..................................................................    187,425
       1,725  Interchange Financial Services Incorporated..............................................     32,775
       2,400  Irwin Financial Corporation..............................................................     91,800
      18,300  Magna Group Incorporated.................................................................    411,750
       3,500  Mark Twain Banc Shares Incorporated......................................................    129,500
       5,100  Mid America Bancorp......................................................................     85,425
       3,700  National Bancorp Alaska Incorporated.....................................................    225,700
       1,300  National Penn Banc Shares Incorporated...................................................     35,100
         700  Newmill Bancorp Incorporated.............................................................      4,900
      15,400  North Fork Bank Corporation Incorporated.................................................    435,050
       6,700  Onbancorp Incorporated...................................................................    219,425
      10,800  One Valley Bancorp West Virginia Incorporated............................................    373,950
       9,200  Peoples Heritage Financial Group.........................................................    181,700
       5,100  Provident Bancorp, Incorporated..........................................................    181,050
         700  Redwood Empire Bancorp*..................................................................      6,913
      18,300  Riggs National Corporation...............................................................    241,331
       3,500  Sterling Bancorp.........................................................................     37,188
       6,900  Susquehanna Bank Shares Incorporated.....................................................    190,612
       7,400  Transport Financial Incorporated.........................................................    132,275
      19,000  Trustmark Corporation....................................................................    394,250
       3,300  United Bank Shares Incorporated..........................................................     92,400
      12,000  United Carolina Bank Shares..............................................................    271,500
       1,800  Westamerica Bank Corporation.............................................................     89,550
                                                                                                         ---------
                                                                                                         6,895,617
                                                                                                         ---------
CHEMICALS--3.97%
       2,310  Aceto Corporation........................................................................     32,918
       5,200  Applied Extrusion Technologies, Incorporated*............................................     52,000
       6,800  Bairnco Corporation......................................................................     44,200
       1,200  Engineered Support Systems Incorporated..................................................      8,850
      13,500  First Mississippi Corporation............................................................    286,875
      21,000  Gencorp Incorporated.....................................................................    270,375
      16,000  Griffon Corporation*.....................................................................    132,000
       1,600  Holopak Technologies Incorporated*.......................................................      5,800
      14,500  Mississippi Chemical Corporation.........................................................    291,812
      23,200  NL Industries Incorporated...............................................................    234,900
       5,600  Park Ohio Industries Incorporated*.......................................................     93,800

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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

CHEMICALS--(CONCLUDED)
       1,100  Raven Industies Incorporated.............................................................  $  20,900
      10,400  Rexene Corporation.......................................................................    124,800
      11,800  Spartech Corporation.....................................................................    112,100
       5,600  Stepan Chemical Company..................................................................     98,000
      23,500  Sterling Chemicals, Incorporated*........................................................    273,187
       3,800  Synalloy Corporation.....................................................................     50,350
       1,000  Total Containment Incorporated*..........................................................      2,750
       2,500  Triple S Plastics, Incorporated*.........................................................     12,813
      16,700  Wellman Incorporated.....................................................................    325,650
       2,700  Wynn's International Incorporated........................................................     65,137
                                                                                                         ---------
                                                                                                         2,539,217
                                                                                                         ---------
COMPUTER HARDWARE--0.58%
       3,200  Amplicon Incorporated....................................................................     51,200
       5,500  Banctec, Incorporated*...................................................................    115,500
       6,100  Genicom Corporation*.....................................................................     25,163
       2,600  Gradco Systems Incorporated*.............................................................     10,075
       1,500  McRae Industries Incorporated............................................................     11,250
       2,800  Proxima Corporation*.....................................................................     30,800
       7,100  Sequent Computer Systems Incorporated*...................................................     78,987
       7,500  Sequoia Systems, Incorporated*...........................................................     15,938
       4,800  Southern Electronics Corporation*........................................................     28,500
                                                                                                         ---------
                                                                                                           367,413
                                                                                                         ---------
COMPUTER SOFTWARE--0.17%
       3,200  Alpha Technologies Group Incorporated*...................................................     17,200
       7,100  MacNeal Schwendler Corporation...........................................................     46,150
       2,100  Software Spectrum, Incorporated*.........................................................     47,250
                                                                                                         ---------
                                                                                                           110,600
                                                                                                         ---------
CONSTRUCTION--1.08%
       3,600  American Buildings Company New*..........................................................     77,400
      10,000  D.R. Horton Incorporated*................................................................     96,250
       6,500  Giant Cement Holding, Incorporated*......................................................     83,687
       7,350  Granite Construction Incorporated........................................................    155,269
       1,800  International Aluminum Corporation.......................................................     44,100
       1,333  MYR Group, Incorporated..................................................................     14,830
       1,100  Monroc Incorporated*.....................................................................      5,500
       5,800  Schottenstein Homes Incorporated.........................................................     51,475
       7,400  United States Home Corporation New*......................................................    161,875
                                                                                                         ---------
                                                                                                           690,386
                                                                                                         ---------
CONSUMER DURABLES--1.28%
       2,400  Chromcraft Revington Incorporated*.......................................................     56,100
      45,200  Collins & Aikman Corporation*............................................................    299,450
         500  Craftmade International Incorporated.....................................................      3,188
       2,900  HMI Industries Incorporated..............................................................     18,125
       2,000  Image Industries Incorporated*...........................................................     23,500
      12,300  Mikasa Incorporated*.....................................................................    113,775
       3,100  Movado Group Incorporated................................................................     58,125
       2,600  Stanley Furniture Company, Incorporated*.................................................     33,475
       6,200  Toro Company.............................................................................    188,325
       2,200  Virco Manufacturing Corporation..........................................................     20,350
                                                                                                         ---------
                                                                                                           814,413
                                                                                                         ---------

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
 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

DEFENSE/AEROSPACE--0.93%
       5,900  Alliant Techsystems Incorporated*........................................................  $ 280,250
       5,000  ECC International Corporation*...........................................................     40,625
       7,700  Thiokol Corporation......................................................................    271,425
                                                                                                         ---------
                                                                                                           592,300
                                                                                                         ---------
DIVERSIFIED RETAIL--0.75%
       5,300  Ames Department Stores Incorporated*.....................................................     11,925
       6,800  Carson Pirie Scott & Company*............................................................    151,300
       6,500  Hills Store Company*.....................................................................     47,125
      18,200  Shopko Stores Incorporated...............................................................    268,450
                                                                                                         ---------
                                                                                                           478,800
                                                                                                         ---------
DRUGS & MEDICINE--0.29%
       5,700  Bindley Western Industries, Incorporated.................................................     88,350
       4,500  ICN Pharmaceuticals Incorporated.........................................................     94,500
                                                                                                         ---------
                                                                                                           182,850
                                                                                                         ---------
ELECTRIC UTILITIES--3.53%
       3,800  Bangor Hydro Electric Company............................................................     38,950
      11,500  Central Hudson Gas & Electric Corporation................................................    342,125
      18,500  Central Maine Power Company..............................................................    222,000
       7,900  Central Vermont Public Service Corporation...............................................     96,775
      14,000  Commonwealth Energy Systems*.............................................................    322,000
      13,400  Eastern Utilities Associates.............................................................    212,725
       2,600  Green Mountain Power Corporation.........................................................     62,400
         500  Maine Public Service Company.............................................................      8,938
       5,800  Northwestern Public Service Company......................................................    158,775
       2,000  Public Service Company of New Mexico.....................................................     39,750
       3,200  Saint Joseph Light & Power Company.......................................................     50,000
       5,100  TNP Enterprises Incorporated.............................................................    133,237
      11,200  Tucson Electric Power Company*...........................................................    159,600
       9,200  United Illuminating Company..............................................................    327,750
       2,300  Unitil Corporation.......................................................................     48,012
       1,900  Upper Peninsula Energy Corporation.......................................................     33,725
                                                                                                         ---------
                                                                                                         2,256,762
                                                                                                         ---------
ELECTRICAL POWER--0.21%
       3,200  AFC Cable Systems Incorporated*..........................................................     51,200
       2,300  Aztec Manufacturing Company..............................................................     14,375
       4,300  Exide Electronics Group Incorporated*....................................................     41,925
       2,300  ILC Technology Incorporated*.............................................................     25,875
                                                                                                         ---------
                                                                                                           133,375
                                                                                                         ---------
ELECTRONIC COMPONENTS--0.32%
       4,700  Adflex Solutions Incorporated*...........................................................     45,825
       1,100  Fusion Systems Corporation...............................................................     22,275
       2,100  Merix Corporation........................................................................     34,125
      11,900  Oak Technology...........................................................................     77,350
       2,700  Videonics, Incorporated*.................................................................     21,938
                                                                                                         ---------
                                                                                                           201,513
                                                                                                         ---------

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
 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

ENERGY RESERVES & PRODUCTION--0.12%
       1,900  Maynard Oil Company*.....................................................................  $  15,913
       2,400  McFarland Energy Incorporated*...........................................................     24,150
       1,800  Prima Energy Corporation*................................................................     27,900
       1,600  Wilshire Oil Company.....................................................................      9,400
                                                                                                         ---------
                                                                                                            77,363
                                                                                                         ---------
ENTERTAINMENT--0.34%
       7,400  All American Communications Incorporated*................................................     68,450
       2,700  Celebrity Incorporated*..................................................................     10,125
       6,300  Marcus Corporation.......................................................................    137,025
                                                                                                         ---------
                                                                                                           215,600
                                                                                                         ---------
ENVIRONMENTAL SERVICES--0.30%
       1,900  Harding Lawson Associates Group*.........................................................      9,738
       5,200  Schnitzer Steel Industries Incorporated..................................................    130,000
       2,500  Sevenson Environmental Services..........................................................     38,125
       3,300  TRC Companies Incorporated*..............................................................     11,962
                                                                                                         ---------
                                                                                                           189,825
                                                                                                         ---------
FINANCIAL SERVICES--1.97%
       3,800  BHC Financial Incorporated...............................................................     55,100
      14,700  Cash America International Incorporated..................................................    102,900
      20,500  Commerce Group Incorporated..............................................................    422,812
       6,800  Consumer Portfolio Services Incorporated.................................................     57,800
         866  Investors Financial Services Corporation*................................................     18,511
       9,900  North American Mortgage Company..........................................................    165,825
      10,000  Resource Bank Shares Mortgage Group Incorporated.........................................    120,000
       7,000  Student Loan Corporation.................................................................    237,125
       2,100  Transport Leasing International Incorporated.............................................      6,956
       3,200  Winthrop Resources Corporation...........................................................     68,800
                                                                                                         ---------
                                                                                                         1,255,829
                                                                                                         ---------
FOOD RETAIL--0.39%
           9  Carr-Gottstein Foods Company*............................................................         37
      10,100  Ingles Markets Incorporated..............................................................    117,413
       5,500  Marsh Supermarkets Incorporated*.........................................................     61,875
       2,000  Schultz Sav O Stores Incorporated........................................................     25,750
       1,100  Seaway Food Town Incorporated............................................................     19,525
       3,000  Western Beef, Incorporated*..............................................................     27,375
                                                                                                         ---------
                                                                                                           251,975
                                                                                                         ---------
FOREST PRODUCTS, PAPER--2.26%
      15,600  Chesapeake Corporation...................................................................    366,600
       4,100  Fibreboard Corporation New*..............................................................    108,138
      26,400  Gaylord Container Corporation*...........................................................    176,550
      22,500  Glatfelter PH Company....................................................................    407,812
       2,600  National Picture & Frame Company*........................................................     26,975
       7,500  Rock-Tennessee Company...................................................................    142,500
       1,700  Specialty Paperboard Incorporated*.......................................................     23,800
       1,800  Tranzonic Companies*.....................................................................     22,275
       7,900  Triangle Pacific Corporation*............................................................    166,887
                                                                                                         ---------
                                                                                                         1,441,537
                                                                                                         ---------

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
 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

FREIGHT: AIR, SEA, LAND--0.24%
       3,675  International Shipholding Corporation....................................................  $  67,987
         800  Marten Transport Limited*................................................................     10,400
       2,700  Matlack Systems Incorporated*............................................................     20,250
         500  Morgan Group Incorporated................................................................      3,813
       1,700  Old Dominion Freight Lines Incorporated*.................................................     16,150
       3,300  PAM Transportation Services Incorporated*................................................     20,213
       2,900  Trism Incorporated*......................................................................     15,950
                                                                                                         ---------
                                                                                                           154,763
                                                                                                         ---------
GAS UTILITY--2.24%
       5,000  Bay State Gas Company....................................................................    133,125
         800  Berkshire Gas Company....................................................................     13,000
       1,800  Chesapeake Utilities Corporation.........................................................     27,450
       4,300  Colonial Gas Company.....................................................................     92,450
       2,000  Connecticut Energy Corporation...........................................................     39,000
       4,800  Connecticut Natural Gas Corporation......................................................    108,600
       1,700  Connecticut Water Service Incorporated...................................................     42,075
       1,900  Consumers Water Company..................................................................     32,300
       2,200  Energen Corporation......................................................................     49,775
       1,100  Energynorth Incorporated.................................................................     21,175
      10,300  Indiana Energy Incorporated..............................................................    260,075
       9,700  Laclede Gas Company......................................................................    218,250
       1,600  Mobile Gas Service Corporation...........................................................     35,600
       4,000  NUI Corporation..........................................................................     73,000
       2,500  Providence Energy Corporation............................................................     41,562
       1,300  SJW Corporation..........................................................................     47,450
       2,300  South Jersey Industries Incorporated.....................................................     46,575
       6,800  Yankee Energy Systems Incorporated.......................................................    151,300
                                                                                                         ---------
                                                                                                         1,432,762
                                                                                                         ---------
HEAVY MACHINERY--1.93%
       3,100  Alamo Group Incorporated.................................................................     43,400
       4,900  Allied Products Corporation..............................................................    119,438
       5,200  Astec Industries Incorporated*...........................................................     43,550
       7,800  Cascade Corporation......................................................................    100,913
       7,800  CMI Corporation*.........................................................................     36,075
       3,400  Gehl Company*............................................................................     25,925
      12,800  Global Industrial Technologies Incorporated*.............................................    217,600
       5,900  NACCO Industries Incorporated............................................................    303,112
       4,830  Raymond Corporation......................................................................     82,110
       1,300  Richton International Corporation*.......................................................      4,956
       1,800  Tennant Company..........................................................................     46,800
      14,700  Titan Wheel International Incorporated...................................................    205,800
                                                                                                         ---------
                                                                                                         1,229,679
                                                                                                         ---------
HOTELS--0.39%
       1,800  Black Hawk Gaming & Development Incorporated*............................................     12,600
       7,700  Casino America Incorporated*.............................................................     52,938
      19,200  Players International, Incorporated*.....................................................    156,000
       2,200  Sholodge, Incorporated*..................................................................     28,600
                                                                                                         ---------
                                                                                                           250,138
                                                                                                         ---------

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
 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

HOUSEHOLD PRODUCTS--0.54%
       3,800  Allou Health & Beauty Care, Incorporated*................................................  $  22,800
       6,200  American Safety Razor Company*...........................................................     70,525
       1,700  Dixon Ticonderoga Company*...............................................................     12,856
       5,000  Jean Phillippe Fragrances Incorporated*..................................................     35,000
       7,300  Libbey Incorporated......................................................................    192,538
       6,600  Scotts Liquid Gold Incorporated..........................................................     11,550
                                                                                                         ---------
                                                                                                           345,269
                                                                                                         ---------
INDUSTRIAL SERVICES & SUPPLIES--1.42%
       1,700  Foilmark Incorporated*...................................................................      5,738
       1,600  Heist CH Corporation*....................................................................     10,800
      11,300  Interpool, Incorporated..................................................................    223,175
       9,500  Kinder Care Learning Centers, Incorporated*..............................................    144,281
       5,400  McGrath Rentcorp.........................................................................    124,200
       5,600  PLM International, Incorporated*.........................................................     18,550
      23,300  Rollins Truck Leasing Corporation........................................................    250,475
       7,300  Supercuts Incorporated*..................................................................     63,875
       5,300  Superior Surgical Manufacturing Incorporated.............................................     55,650
       2,200  Travel Ports America Incorporated*.......................................................      7,219
                                                                                                         ---------
                                                                                                           903,963
                                                                                                         ---------
INFORMATION & COMPUTER SERVICES--0.99%
      11,300  Advo Incorporated........................................................................    105,937
       1,000  Analysis & Technology Incorporated.......................................................     14,250
       2,400  Computer Data Systems Incorporated.......................................................     54,900
      10,300  Dames & Moore Incorporated...............................................................    126,175
       4,000  Devon Group Incorporated New*............................................................    110,000
       2,300  Ea Engineering Science & Technology*.....................................................      6,900
       2,500  Innodata Corporation*....................................................................      7,500
       2,000  Isomedix Incorporated*...................................................................     28,250
       1,500  Pomeroy Computer Resources*..............................................................     24,375
       1,300  Smith Environmental Technologies*........................................................      1,463
       8,800  Triad Systems Corporation*...............................................................     45,100
       4,700  URS Corporation New*.....................................................................     33,488
       2,300  Value Line Incorporated..................................................................     76,475
                                                                                                         ---------
                                                                                                           634,813
                                                                                                         ---------
LEISURE--0.97%
       8,000  Aldila, Incorporated*....................................................................     31,500
       1,000  Baldwin Piano & Organ Company*...........................................................     15,500
       1,800  Boston Acoustics Incorporated............................................................     35,550
      14,100  Department 56 Incorporated*..............................................................    308,437
       5,400  ERO Incorporated*........................................................................     27,675
       2,700  Ellett Brothers Incorporated.............................................................     16,875
       3,700  First Team Sports Incorporated*..........................................................     40,237
       1,700  Johnson Worldwide Associates, Incorporated*..............................................     24,650
       1,500  Koss Corporation*........................................................................     10,875
       5,400  Oneida Limited...........................................................................     83,700
       3,884  Swing 'n Slide Corporation*..............................................................     12,138
         750  Valley Forge Corporation.................................................................      9,188
                                                                                                         ---------
                                                                                                           616,325
                                                                                                         ---------

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--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY VALUE EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

LIFE INSURANCE--4.28%
       3,100  Allied Life Financial Corporation........................................................  $  48,438
      28,900  American Annuity Group Incorporated......................................................    364,862
       9,300  American Heritage Life Investment Corporation............................................    182,512
       5,600  Amvestors Financial Corporation..........................................................     78,400
      11,400  Capitol American Financial Corporation...................................................    273,600
       1,600  Central Reserve Life Corporation.........................................................     12,400
       1,500  Cotton States Life Insurance Company.....................................................     16,875
       5,700  Delphi Financial Group, Incorporated*....................................................    154,612
      10,900  Home Beneficial Corporation..............................................................    277,950
       3,400  Independence Holding Company New.........................................................     31,450
      13,100  Liberty Corporation......................................................................    404,462
       5,500  Life Re Corporation......................................................................    151,938
      13,300  Life USA Holdings Incorporated*..........................................................    104,738
         500  National Western Life Insurance Company*.................................................     33,938
       5,600  Pioneer Financial Services Incorporated..................................................     87,500
      11,000  Presidential Life Corporation............................................................    105,875
       5,800  Security-Connecticut Company.............................................................    152,975
       8,000  Washington National Corporation..........................................................    221,000
       3,900  Westbridge Capital Corporation*..........................................................     32,175
                                                                                                         ---------
                                                                                                         2,735,700
                                                                                                         ---------
MACHINERY--0.01%
       4,800  Stevens International Incorporated*......................................................      8,700
                                                                                                         ---------
MANUFACTURING-GENERAL--3.88%
       5,800  Amcast Industrial Corporation............................................................    100,050
         800  Amistar Corporation*.....................................................................      2,800
       4,400  Ampco Pittsburgh Corporation.............................................................     46,750
       2,800  Amtrol Incorporated......................................................................     67,900
       9,700  Baldwin Technology Incorporated*.........................................................     29,706
       2,800  Barnes Group Incorporated................................................................    134,400
      11,200  Blount International Incorporated........................................................    331,800
       4,100  CPAC Incorporated*.......................................................................     42,025
      10,700  Detroit Diesel Corporation*..............................................................    193,937
       2,700  Esterline Technologies Corporation*......................................................     54,338
       2,400  Farr Company*............................................................................     33,000
       1,400  Farrel Corporation.......................................................................      5,250
      19,600  Fedders USA Incorporated.................................................................    112,700
       8,400  Gasonics International Corporation*......................................................     60,900
       6,900  Genlyte Group Incorporated*..............................................................     47,438
       2,300  Knape & Vogt Manufacturing Company.......................................................     31,050
       3,700  Kysor Industrial Corporation.............................................................     86,025
       5,500  Mestek, Incorporated*....................................................................     79,063
       4,200  Nortek, Incorporated*....................................................................     53,550
       2,900  Owosso Corporation.......................................................................     21,025
       2,000  Panatech Research & SWV Corporation......................................................      8,250
       2,400  Portec, Incorporated*....................................................................     23,400
       8,800  Quanex Corporation.......................................................................    172,700
       6,100  Regal Beloit Corporation.................................................................     97,600
       4,600  Scotsman Industries, Incorporated........................................................     91,425
       2,500  Secom General Corporation................................................................      5,625

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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

MANUFACTURING-GENERAL--(CONCLUDED)
       2,875  Shelter Components Corporation...........................................................  $  33,781
       9,100  Standex International Corporation........................................................    255,937
       3,400  Starrett LS Company......................................................................     78,625
       2,000  Transtechnology Corporation..............................................................     35,750
       1,800  Twin Discount, Incorporated..............................................................     40,050
       6,500  Watts Industries Incorporated............................................................    104,812
                                                                                                         ---------
                                                                                                         2,481,662
                                                                                                         ---------
MANUFACTURING-HIGH TECHNOLOGY--1.96%
       1,900  Active Voice Corporation*................................................................     19,712
       3,300  Aeroflex, Incorporated*..................................................................     18,563
       1,500  Aseco Corporation*.......................................................................     14,625
       2,800  Bel Fuse Incorporated....................................................................     26,950
       1,000  Buffton Corporation*.....................................................................      1,625
       5,500  Cherry Corporation*......................................................................     59,125
       2,900  Circuit Systems, Incorporated*...........................................................     14,863
       3,800  Core Industries Incorporated.............................................................     47,975
      12,100  Credence Systems Corporation*............................................................    160,325
       2,500  CTS Corporation..........................................................................    107,500
       1,000  DSP Technology Incorporated*.............................................................      5,250
       4,200  First Alert, Incorporated*...............................................................     19,425
       2,200  Hutchinson Technology Incorporated*......................................................     85,525
       3,900  IEC Electronics Corporation New*.........................................................     26,325
       1,800  Innovex Incorporated.....................................................................     27,000
       7,000  Jabil Circuit Incorporated*..............................................................     83,125
       1,000  M-Wave Incorporated*.....................................................................      3,750
       4,900  Numerex Corporation......................................................................     19,600
       5,300  Park Electrochemical Corporation.........................................................     94,737
       6,600  Pioneer Standard Electronics, Incorporated...............................................     85,800
       4,700  Sterling Electronics Corporation*........................................................     59,337
       1,200  Technology Research Corporation..........................................................      5,700
      16,700  Tencor Industries*.......................................................................    267,200
                                                                                                         ---------
                                                                                                         1,254,037
                                                                                                         ---------
MARINE TRANSPORT--0.52%
      14,300  APL Limited..............................................................................    334,263
                                                                                                         ---------
MEDICAL PRODUCTS--0.19%
       9,100  Advanced Medical Incorporated*...........................................................     21,044
       3,500  Allied Healthcare Products, Incorporated.................................................     24,500
         500  Lakeland Industries, Incorporated*.......................................................      2,000
       1,600  Safetytek Corporation*...................................................................     15,600
         800  Sullivan Dental Products Incorporated....................................................      8,500
       3,700  Sybron Chemicals Incorporated*...........................................................     52,262
                                                                                                         ---------
                                                                                                           123,906
                                                                                                         ---------
MEDICAL PROVIDERS--1.51%
       3,600  Advocat Services, Incorporated*..........................................................     28,800
       8,300  Geriatric & Medical Companies, Incorporated*.............................................     44,353
      14,000  Integrated Health Services, Incorporated.................................................    311,500
       2,300  Morrison Health Care Incorporated........................................................     27,888
      19,500  Novacare Incorporated*...................................................................    153,562
      31,200  Sun Healthcare Group Incorporated*.......................................................    397,800
                                                                                                         ---------
                                                                                                           963,903
                                                                                                         ---------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

MINING & METALS--5.67%
       7,700  Acme Metals Incorporated*................................................................  $ 115,500
       7,100  Ashland Coal Incorporated................................................................    170,400
       8,700  Bayou Steel Corporation*.................................................................     26,100
      10,900  Carpenter Technology Corporation.........................................................    362,425
       8,400  Castech Aluminum Group, Incorporated*....................................................    111,300
       9,000  Chaparral Steel Company..................................................................    104,625
       4,100  Chase Brass Industries Incorporated*.....................................................     67,650
       9,800  Citation Corporation*....................................................................    113,925
       8,000  Cleveland Cliffs Incorporated............................................................    294,000
       3,700  Cold Metal Products Incorporated*........................................................     20,350
       7,900  Commercial Metals Company................................................................    239,962
       6,000  Commonwealth Aluminum Corporation........................................................     84,000
      13,100  Falcon Building Products Incorporated*...................................................    147,375
       6,500  Foster LB Company*.......................................................................     25,188
       4,010  Friedman Industries, Incorporated........................................................     18,045
       2,700  Green AP Industries Incorporated.........................................................     55,013
      21,800  J & L Specialty Steel Incorporated.......................................................    294,300
       2,000  Lindberg Corporation.....................................................................     18,000
       4,700  Maxxam Incorporated*.....................................................................    188,000
       3,400  National Standard Company*...............................................................     23,375
      23,900  National Steel Corporation*..............................................................    236,012
      16,300  Northwestern Steel & Wire Company*.......................................................     83,537
       1,300  Oglebay Norton Company...................................................................     55,575
         800  Pitt Desmoines Incorporated..............................................................     34,800
       4,400  Pittston Minerals Group..................................................................     53,900
       5,800  Roanoke Electric Steel Corporation.......................................................     73,950
      14,300  Rouge Steel Company......................................................................    293,150
       4,600  Steel West Virginia Incorporated*........................................................     33,925
       6,900  Sudbury Incorporated*....................................................................     58,650
       1,700  Texas Industries Incorporated............................................................    113,900
         700  United States Lime & Minerals, Incorporated..............................................      7,263
      21,300  Weirton Steel Corporation*...............................................................     63,900
       4,630  Zemex Corporation*.......................................................................     36,461
                                                                                                         ---------
                                                                                                         3,624,556
                                                                                                         ---------
MOTOR VEHICLES & PARTS--3.92%
       3,610  Autocam Corporation*.....................................................................     34,295
      17,500  Breed Technologies, Incorporated.........................................................    347,812
       3,300  Coachmen Industries, Incorporated........................................................    119,625
       2,600  Coast Distribution Systems*..............................................................     14,625
       2,800  Defiance, Incorporated...................................................................     15,750
       7,000  Excel Industries, Incorporated...........................................................    107,625
       1,200  Hilite Industries Incorporated*..........................................................     11,700
       1,700  JPE Incorporated*........................................................................     14,875
       2,300  Lund International Holdings, Incorporated*...............................................     31,625
       1,100  McClain Industries Incorporated*.........................................................      5,638
      10,900  Modine Manufacturing Company.............................................................    286,125
       1,100  Monaco Coach Corporation*................................................................     12,650
       1,800  National R.V. Holdings Incorporated*.....................................................     22,050
      28,600  Navistar International Corporation Incorporated*.........................................    286,000
       5,100  Oshkosh Truck Corporation................................................................     70,125
       3,400  R & B Incorporated*......................................................................     23,800
       1,700  Republic Automotive Parts Incorporated*..................................................     28,687

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

MOTOR VEHICLES & PARTS--(CONCLUDED)
       1,420  Rexhall Industries, Incorporated*........................................................  $   8,698
       1,200  Safety Components International Incorporated.............................................     13,200
       6,300  Shiloh Industries Incorporated*..........................................................     82,687
      11,800  Simpson Industries, Incorporated.........................................................    110,625
      14,200  Smith AO Corporation.....................................................................    315,950
       5,500  Standard Motor Products Incorporated.....................................................     82,500
      11,000  Stant Corporation........................................................................    118,250
       3,820  Supreme Industries, Incorporated*........................................................     25,308
      12,000  TBC Corporation*.........................................................................     82,500
       4,000  Thor Industries, Incorporated............................................................     75,500
         400  Treadco Incorporated.....................................................................      3,450
       2,860  Varlen Corporation.......................................................................     59,702
       3,400  Walbro Corporation.......................................................................     67,097
       9,400  Williams Controls Incorporated*..........................................................     23,500
                                                                                                         ---------
                                                                                                         2,501,974
                                                                                                         ---------
OFFICE/PLANT AUTOMATION--0.01%
         500  Autologic Information International Incorporated.........................................      4,000
                                                                                                         ---------
OIL REFINING--0.34%
       2,400  Adams Resources & Energy Incorporated....................................................     17,100
       1,500  Castle Energy Corporation*...............................................................     15,375
       3,910  Mercury Air Group, Incorporated..........................................................     28,836
      13,700  Tesoro Petroleum Corporation*............................................................    157,550
                                                                                                         ---------
                                                                                                           218,861
                                                                                                         ---------
OIL SERVICES--0.16%
       1,400  Atrion Corporation.......................................................................     31,850
       2,800  ICO Incorporated.........................................................................     16,800
       2,100  RPC Energy Services, Incorporated*.......................................................     23,888
       1,900  World Fuel Services Corporation..........................................................     31,587
                                                                                                         ---------
                                                                                                           104,125
                                                                                                         ---------
OTHER INSURANCE--8.88%
       2,300  ACMAT Corporation*.......................................................................     27,313
       7,500  Allied Group Incorporated................................................................    270,000
       4,600  American Eagle Group Incorporated........................................................     19,550
       1,800  Amwest Insurance Group, Incorporated.....................................................     22,275
       7,200  Capital Re Corporation...................................................................    243,000
       3,500  Capitol Transamerica Corporation.........................................................     70,000
      19,400  Citizens Corporation.....................................................................    361,325
       1,600  Donegal Group Incorporated...............................................................     26,000
       5,800  EMC Insurance Group Incorporated.........................................................     71,050
      11,300  Enhance Financial Services Group Incorporated............................................    329,112
       5,600  Fidelity National Financial Incorporated.................................................     83,300
       3,200  First American Financial Corporation.....................................................     95,600
       1,800  First Central Financial Corporation......................................................      9,450
       3,000  Foremost Corporation of America..........................................................    163,500
       3,600  Fremont General Corporation..............................................................     90,000
       3,045  Gainsco Incorporated.....................................................................     30,450
       2,900  Gryphon Holdings Incorporated*...........................................................     41,325
       3,081  Guaranty National Corporation New........................................................     44,289
       8,600  Harleysville Group Incorporated..........................................................    223,600
       3,100  Home State Holdings Incorporated*........................................................     22,475

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
 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

OTHER INSURANCE--(CONCLUDED)
      10,600  Horace Mann Educators Corporation New....................................................  $ 331,250
       8,100  Integon Corporation......................................................................    158,962
       4,400  Intercargo Corporation...................................................................     36,300
       1,100  Investors Title Insurance Company........................................................     13,200
       3,000  Kaye Group Incorporated..................................................................     13,875
       5,000  Lawyers Title Corporation................................................................    100,000
       6,226  MAIC Holdings, Incorporated*.............................................................    193,006
       3,700  Meridian Insurance Group, Incorporated...................................................     49,950
       8,400  Nac Re-Insurance Corporation.............................................................    289,800
      11,000  National Re Corporation..................................................................    565,125
       3,700  Navigators Group Incorporated*...........................................................     63,825
       6,100  Nymagic Incorporated.....................................................................    112,850
       8,700  Orion Capital Corporation................................................................    426,300
       5,900  PXRE Corporation.........................................................................    134,225
       3,800  RLI Corporation..........................................................................     90,250
       9,400  Selective Insurance Group Incorporated...................................................    304,325
       6,000  State Auto Financial Corporation.........................................................     82,500
       2,800  Stewart Information Services Corporation.................................................     57,050
       4,245  Titan Holdings Incorporated..............................................................     59,430
       3,100  Transnational Re Corporation.............................................................     70,525
       4,300  Trenwick Group Incorporated..............................................................    209,625
       3,900  UNICO American Healthcare Company........................................................     28,275
       2,300  US Facilities Corporation................................................................     37,663
                                                                                                         ---------
                                                                                                         5,671,925
                                                                                                         ---------
PUBLISHING--0.99%
      11,800  Bowne & Company Incorporated.............................................................    241,900
       1,000  Courier Corporation......................................................................     14,500
      12,300  Franklin Quest Company...................................................................    242,925
       7,300  Graphic Industries, Incorporated.........................................................     67,525
       2,000  Plenum Publishing Corporation............................................................     67,250
                                                                                                         ---------
                                                                                                           634,100
                                                                                                         ---------
RAILROADS--0.19%
       9,300  Greenbrier Companies Incorporated........................................................    110,438
       3,600  Johnstown America Industries Incorporated*...............................................     11,025
                                                                                                         ---------
                                                                                                           121,463
                                                                                                         ---------
REAL PROPERTY--3.61%
       5,200  American Woodmark Corporation............................................................     27,300
       1,700  Ameron International, Incorporated.......................................................     59,500
       4,900  Amrep Corporation*.......................................................................     22,663
       4,300  Beazer Homes USA Incorporated*...........................................................     68,263
       3,900  Butler Manufacturing Company.............................................................    110,662
       6,100  Cameron Ashley Building Products, Incorporated*..........................................     61,000
      12,700  Centex Construction Products Incorporated................................................    173,037
       1,300  Continental Homes Holding Corporation....................................................     24,863
         900  Drew Industries Incorporated New*........................................................     16,538
       1,700  Eljer Industries Incorporated*...........................................................     16,150
       3,700  Engle Homes Incorporated.................................................................     25,206
       6,200  Florida Rock Industries, Incorporated....................................................    144,150
      14,400  Hovnanian Enterprises Incorporated*......................................................     81,000
       2,900  Insituform East Incorporated.............................................................      9,063

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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

REAL PROPERTY--(CONCLUDED)
       2,400  Liberty Homes, Incorporated..............................................................  $  31,500
         600  Lindal Cedar Homes, Incorporated*........................................................      2,250
       6,200  Lone Star Industries, Incorporated.......................................................    189,875
      10,200  M.D.C. Holdings, Incorporated............................................................     67,575
       9,100  Medusa Corporation.......................................................................    266,175
       1,400  NCI Building Systems Incorporated*.......................................................     35,000
       6,500  NVR Incorporated*........................................................................     70,687
       3,000  Patrick Industries Incorporated..........................................................     37,500
       7,100  Polyphase Corporation*...................................................................     15,975
         625  Somerset Group, Incorporated.............................................................      9,531
      11,300  Southdown, Incorporated..................................................................    227,412
       2,600  Starrett Housing Corporation.............................................................     26,650
      18,700  Toll Brothers Incorporated*..............................................................    306,212
       5,200  Washington Homes Incorporated New*.......................................................     20,150
       9,200  Webb Delaware Corporation................................................................    161,000
                                                                                                         ---------
                                                                                                         2,306,887
                                                                                                         ---------
RECREATIONAL PRODUCTS/TOYS--0.03%
       1,500  EXX Incorporated*........................................................................      4,406
       2,600  Variflex Incorporated*...................................................................     15,600
                                                                                                         ---------
                                                                                                            20,006
                                                                                                         ---------
RESTAURANTS--0.49%
       4,300  Davco Restaurants Incorporated*..........................................................     38,700
       2,700  El Chico Restaurants, Incorporated*......................................................     20,587
       3,100  ELXSI Corporation*.......................................................................     16,663
       3,600  Mainstreet Bankgroup Incorporated........................................................     59,400
       1,725  Morrison Restaurants Incorporated........................................................      8,194
      22,600  Ryan's Family Steak Houses, Incorporated*................................................    172,325
                                                                                                         ---------
                                                                                                           315,869
                                                                                                         ---------
RETAIL (ALL OTHER)--0.03%
       5,800  Sportmart Incorporated*..................................................................     15,588
                                                                                                         ---------
SECURITIES & ASSET MANAGEMENT--2.47%
       2,700  Advest Group Incorporated................................................................     26,663
       2,900  Alex Brown, Incorporated.................................................................    135,575
       4,600  Eaton Vance Corporation..................................................................    165,600
       7,650  Intermediate Regional Financial Group Incorporated.......................................    168,300
       4,000  Interstate Johnson Lane, Incorporated....................................................     44,000
       2,000  Jefferies Group, Incorporated............................................................     55,500
       5,200  Legg Mason Incorporated..................................................................    148,200
       5,000  McDonald & Company Investments Incorporated..............................................     89,375
      11,500  Morgan Keegan, Incorporated..............................................................    140,875
      11,500  Piper Jaffray Companies, Incorporated....................................................    136,562
       4,500  Quick & Reilly Group Incorporated........................................................    127,687
      10,700  Raymond James Financial, Incorporated....................................................    223,362
         945  Ryan Beck & Company......................................................................      5,788
         116  Scott & Stringfellow Financial, Incorporated.............................................      1,994
       7,500  Sherwood Group Incorporated*.............................................................     83,438
         900  Southwest Securities Group Incorporated..................................................      9,900
       1,000  Ziegler Companies Incorporated...........................................................     17,500
                                                                                                         ---------
                                                                                                         1,580,319
                                                                                                         ---------

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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

SEMICONDUCTOR--4.15%
      21,700  Alliance Semiconductor Corporation*......................................................  $ 141,050
       3,570  Bell Industries, Incorporated*...........................................................     59,798
       5,600  Bell Microproducts Incorporated*.........................................................     38,500
       8,200  Brooktree Corporation*...................................................................    119,284
       4,900  BTU International Incorporated*..........................................................     15,925
       2,400  Diodes Incorporated*.....................................................................     14,400
      11,800  Electroglas Incorporated*................................................................    148,975
       3,300  Exar Corporation*........................................................................     43,725
      13,400  FSI International Incorporated*..........................................................    145,725
       6,300  Integrated Circuit Systems Incorporated*.................................................     51,975
      13,500  Lam Research Corporation*................................................................    300,375
       7,000  Lattice Semiconductor Corporation........................................................    181,125
      11,300  Marshall Industries*.....................................................................    303,687
       6,000  Micro Linear Corporation*................................................................     42,000
       8,500  Novellus Systems Incorporated*...........................................................    306,000
       2,600  Quality Semiconductor Incorporated*......................................................     12,675
       2,500  Semtech Corporation*.....................................................................     18,125
       9,300  Silicon Valley Group Incorporated........................................................    152,869
       6,700  Trident Microsystems Incorporated*.......................................................     85,425
      15,200  VLSI Technology Incorporated*............................................................    186,200
       2,300  Veeco Industries Incorporated*...........................................................     29,325
       5,300  Watkins Johnson Company..................................................................    114,613
       6,200  Zilog Incorporated.......................................................................    142,600
                                                                                                         ---------
                                                                                                         2,654,376
                                                                                                         ---------
SPECIALTY RETAIL--2.29%
       1,600  Advanced Marketing Services, Incorporated*...............................................     18,600
       2,600  Barrys Jewelers, Incorporated New*.......................................................     10,400
       6,300  Blair Corporation........................................................................    144,900
       4,300  Cole National Corporation*...............................................................     72,025
       3,000  Gantos Incorporated New*.................................................................     12,938
       6,600  Haverty Furniture Companies Incorporated.................................................     65,175
       3,300  Holiday RV Superstores Incorporated*.....................................................      6,600
       5,300  Intertan Incorporated*...................................................................     29,813
      12,500  MacFrugals Bargains Closeouts Incorporated*..............................................    229,687
       5,900  Rex Stores Corporation*..................................................................     75,962
       2,900  Rhodes Incorporated New*.................................................................     26,100
       3,200  Roberds Incorporated*....................................................................     30,000
      55,100  Service Merchandise Company, Incorporated*...............................................    254,837
       3,300  Strober Organization Incorporated*.......................................................     13,200
      11,700  Sun Television & Appliances..............................................................     43,875
       8,800  The Good Guys, Incorporated*.............................................................     77,000
       2,400  Trak Auto Corporation*...................................................................     40,200
       4,700  Ultimate Electronics Incorporated*.......................................................     16,450
      13,900  Waban Incorporated*......................................................................    264,100
       3,200  Wolohan Lumber Company...................................................................     32,000
                                                                                                         ---------
                                                                                                         1,463,862
                                                                                                         ---------
THRIFT--3.97%
         480  Albank Financial.........................................................................     12,060
         750  Anchor Bancorp Wisconsin Incorporated*...................................................     26,156
       8,800  Bankers Corporation......................................................................    157,300

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                  VALUE
------------                                                                                             ---------

COMMON STOCKS--(CONTINUED)

THRIFT--(CONCLUDED)
       5,100  BMJ Financial Corporation................................................................  $  67,894
       5,625  Chittenden Corporation...................................................................    122,344
      13,300  Collective Bancorp, Incorporated.........................................................    315,044
       1,000  Community Bankshares Incorporated........................................................     18,000
       3,700  D & N Savings Financial Corporation*.....................................................     46,712
       2,200  Eagle Financial Corporation..............................................................     52,800
      16,800  First Financial Corporation..............................................................    369,600
       2,100  First Liberty Financial Corporation......................................................     43,050
       1,500  First State Financial Services Incorporated..............................................     19,406
         500  Grove Bank of Brighton Massachusetts.....................................................     14,750
       2,300  Keystone Heritage Group Incorporated.....................................................     51,462
       1,500  Leader Financial Corporation.............................................................     66,750
       3,500  MAF Bancorp Incorporated.................................................................     86,625
       6,700  Metrowest Bank...........................................................................     25,963
       6,200  New York Bancorp Incorporated............................................................    168,175
       1,700  Parkvale Financial Corporation...........................................................     43,350
       1,000  Queens County Bancorp....................................................................     47,250
       7,600  RCSB Financial Incorporated..............................................................    185,250
       8,100  Roosevelt Financial Group, Incorporated..................................................    129,600
       3,300  Saint Francis Capital Corporation........................................................     85,800
      33,290  Sovereign Bancorp, Incorporated..........................................................    320,416
       1,000  Suncoast Savings & Loan Association......................................................      6,625
       1,600  Washington Savings Bank FSB..............................................................      8,200
       2,700  York Financial Corporation...............................................................     43,200
                                                                                                         ---------
                                                                                                         2,533,782
                                                                                                         ---------
TRUCKING/FREIGHT--0.22%
       1,700  MTL Incorporated.........................................................................     29,750
       3,600  Sunrise Leasing Corporation..............................................................     11,700
       5,700  US Freightways Corporation...............................................................    100,819
                                                                                                         ---------
                                                                                                           142,269
                                                                                                         ---------
WHOLESALE DISTRIBUTOR--0.15%
       6,900  Republic Group Incorporated..............................................................     95,738
                                                                                                         ---------
WIRELESS TELECOMMUNICATIONS--0.04%
       2,500  Applied Voice Technology Incorporated....................................................     27,813
                                                                                                         ---------
Total Common Stocks (cost--$59,070,288)................................................................  58,229,453
                                                                                                         ---------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                  DATE               RATE
------------                                                       ------------------  -----------------
REPURCHASE AGREEMENT--8.48%
      $5,418  Repurchase Agreement dated 07/31/96 with State
                Street Bank & Trust Company, collateralized by
                $5,512,960
                U.S. Treasury Notes, 5.500%, due 02/28/99;
                proceeds:
                $5,418,715 (cost--$5,418,000)....................       08/01/96              4.750%       5,418,000
                                                                                                          ----------
Total Investments (cost--$64,488,288)--99.61%....................                                         63,647,453
Other assets in excess of liabilities--0.39%.....................                                            246,873
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $63,894,326
                                                                                                          ----------
                                                                                                          ----------

---------------
*    Non-income producing security

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------
COMMON STOCKS--86.42%
AIRLINES--1.46%
      29,500  America West Airlines Incorporated*.....................................................  $  472,000
      18,000  Continental Airlines Incorporated Class B*..............................................     454,500
                                                                                                        ----------
                                                                                                           926,500
                                                                                                        ----------
COMPUTER HARDWARE--7.85%
      20,000  Ascend Communications Incorporated*.....................................................     970,000
      13,500  CBT Group plc*..........................................................................     590,625
      30,000  3 Com Corporation*......................................................................   1,181,250
      26,400  VeriFone Incorporated*..................................................................   1,151,700
      38,500  VideoServer Incorporated*...............................................................   1,082,813
                                                                                                        ----------
                                                                                                         4,976,388
                                                                                                        ----------
COMPUTER SOFTWARE--2.31%
      19,600  HNC Software Incorporated*..............................................................     504,700
      14,000  Sterling Software Incorporated*.........................................................     962,500
                                                                                                        ----------
                                                                                                         1,467,200
                                                                                                        ----------
CONSUMER DURABLES--4.32%
      18,000  Oakley Incorporated*....................................................................     609,750
      88,600  Republic Industries Incorporated*.......................................................   2,126,400
                                                                                                        ----------
                                                                                                         2,736,150
                                                                                                        ----------
DRUGS & MEDICINE--4.11%
      43,400  Apria Healthcare Group Incorporated*....................................................   1,068,725
      66,200  Lumisys Incorporated*...................................................................     670,275
      35,000  Vertex Pharmaceuticals Incorporated*....................................................     866,250
                                                                                                        ----------
                                                                                                         2,605,250
                                                                                                        ----------
ENERGY RESERVES & PRODUCTION--3.37%
      18,000  Cooper Cameron Corporation*.............................................................     832,500
      80,000  NGC Corporation.........................................................................   1,300,000
                                                                                                        ----------
                                                                                                         2,132,500
                                                                                                        ----------
ENTERTAINMENT--1.35%
      36,000  Cinar Films Incorporated*...............................................................     855,000
                                                                                                        ----------
HEAVY MACHINERY--1.56%
      57,400  Trident International Incorporated*.....................................................     990,150
                                                                                                        ----------
HOUSEHOLD PRODUCTS--1.51%
      40,000  First Brands Corporation................................................................     955,000
                                                                                                        ----------
INDUSTRIAL SERVICES & SUPPLIES--0.75%
      40,700  BI Incorporated*........................................................................     478,225
                                                                                                        ----------
INFORMATION & COMPUTER SERVICES--11.69%
      62,500  Axent Technologies Incorporated*........................................................     890,625
      20,000  Ceridian Corporation*...................................................................     870,000
      60,000  Computervision Corporation*.............................................................     442,500
      35,000  Fiserv Incorporated*....................................................................   1,172,500
       7,500  Geoworks*...............................................................................     153,750
      16,600  HCIA Incorporated*......................................................................     950,350
      39,400  IDX Systems Corporation*................................................................   1,137,675
      18,700  MetaTools Incorporated*.................................................................     238,425
      13,100  Netscape Communications Corporation*....................................................     517,450
      57,400  USCS International Incorporated*........................................................   1,033,200
                                                                                                        ----------
                                                                                                         7,406,475
                                                                                                        ----------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONCLUDED)

MANUFACTURING-GENERAL--4.15%
      30,000  Danaher Corporation.....................................................................  $1,196,250
      35,000  Tyco International LTD..................................................................   1,435,000
                                                                                                        ----------
                                                                                                         2,631,250
                                                                                                        ----------
MANUFACTURING-HIGH TECHNOLOGY--6.05%
     100,000  AMX Corporation*........................................................................     700,000
      79,600  Boston Communications Group*............................................................   1,114,400
     180,900  Compression Labs Incorporated*..........................................................   1,221,075
      66,000  Metricom Incorporated*..................................................................     800,250
                                                                                                        ----------
                                                                                                         3,835,725
                                                                                                        ----------
MEDICAL PRODUCTS--1.43%
      24,600  C.R. Bard Incorporated..................................................................     750,300
      16,700  ReSound Corporation*....................................................................     154,475
                                                                                                        ----------
                                                                                                           904,775
                                                                                                        ----------
MEDICAL PROVIDERS--9.55%
      30,000  Genesis Health Ventures Incorporated*...................................................     753,750
      85,500  Osteotech Incorporated*.................................................................     555,750
      40,000  Quorum Health Group Incorporated*.......................................................     940,000
      35,000  Renal Care Group Incorporated*..........................................................   1,120,000
      24,000  Service Corporation International.......................................................   1,323,000
      50,000  Summit Care Corporation*................................................................     962,500
      85,800  Transcend Services Incorporated*........................................................     396,825
                                                                                                        ----------
                                                                                                         6,051,825
                                                                                                        ----------
OIL SERVICES--5.89%
      40,000  BJ Services Company*....................................................................   1,325,000
      84,600  Coflexip................................................................................   1,543,950
      35,000  Weatherford Enterra Incorporated*.......................................................     861,875
                                                                                                        ----------
                                                                                                         3,730,825
                                                                                                        ----------
RESTAURANTS--1.62%
      34,000  Quality Dining Incorporated*............................................................   1,024,250
                                                                                                        ----------
SEMICONDUCTORS--1.30%
     110,000  Alpha Industries Incorporated*..........................................................     825,000
                                                                                                        ----------
SPECIALTY RETAIL--5.38%
      34,000  Corporate Express Incorporated*.........................................................   1,270,750
      55,000  General Nutrition Cos Incorporated*.....................................................     783,750
      40,800  SunGlass Hut International Incorporated*................................................     484,500
      50,000  Zale Corporation*.......................................................................     868,750
                                                                                                        ----------
                                                                                                         3,407,750
                                                                                                        ----------
WIRELESS TELECOMMUNICATIONS--10.77%
      45,000  LIN Television Corporation*.............................................................   1,670,625
      25,000  McLeod Incorporated*....................................................................     631,250
       8,200  Premisys Communications Incorporated*...................................................     248,050
      10,000  Premiere Technologies Incorporated*.....................................................     220,000
      30,800  Sawtek Incorporated*....................................................................     993,300
      30,000  Sinclair Broadcast Group*...............................................................   1,215,000
      12,500  Telecomunicacoes Brasilieras ADR........................................................     906,250
      25,000  Xylan Corporation*......................................................................     937,500
                                                                                                        ----------
                                                                                                         6,821,975
                                                                                                        ----------
Total Common Stocks (cost--$57,386,814)...............................................................  54,762,213
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE SMALL/MEDIUM COMPANY GROWTH EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                  DATE               RATE           VALUE
------------                                                       ------------------  -----------------  ----------
REPURCHASE AGREEMENT--13.29%
      $8,421  Repurchase Agreement dated 07/31/96 with State
                Street Bank & Trust Co., collateralized by
                $8,568,593 U.S. Treasury Notes, 5.500%, due
                02/28/99; proceeds: $8,422,111
                (cost--$8,421,000)...............................       08/01/96              4.750     % $8,421,000
                                                                                                          ----------
Total Investments (cost--$65,807,814)--99.71%....................                                         63,183,213

Other assets in excess of liabilities--0.29%.....................                                            181,139
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $63,364,352
                                                                                                          ----------
                                                                                                          ----------

---------------
*    Non-income producing security
ADR American Depositary Receipt

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------
COMMON STOCKS--90.50%
ARGENTINA--0.44%
ENERGY/UTILITIES--0.44%
       8,600  Capex S.A. GDR..........................................................................  $  120,400
      14,000  Compania Perez Companc S.A..............................................................      80,500
                                                                                                        ----------
                                                                                                           200,900
                                                                                                        ----------
AUSTRALIA--2.85%
BASIC INDUSTRIES--2.49%
      47,200  Broken Hill Proprietary Company Limited.................................................     621,716
     140,000  MIM Holdings Limited....................................................................     163,508
      51,500  Western Mining Corporation Holdings Limited.............................................     342,563
                                                                                                        ----------
                                                                                                         1,127,787
                                                                                                        ----------
TRANSPORTATION & STORAGE--0.36%
     105,000  Qantas Airways..........................................................................     164,050
                                                                                                        ----------
Total Australia Common Stocks.........................................................................   1,291,837
                                                                                                        ----------
AUSTRIA--0.45%
TRANSPORTATION & STORAGE--0.45%
       3,100  Flughafen Wien AG.......................................................................     203,465
                                                                                                        ----------
BELGIUM--0.49%
FINANCE/INSURANCE/REAL ESTATE--0.49%
         700  Kredietbank.............................................................................     223,262
                                                                                                        ----------
BRAZIL--1.74%
ENERGY/UTILITIES--0.45%
       7,000  Centrais Electricas Brasileiras S.A. ADR................................................      92,750
       4,000  Compania Energetica De Minas ADR........................................................     109,740
                                                                                                        ----------
                                                                                                           202,490
                                                                                                        ----------
CAPITAL GOODS/BASIC INDUSTRIES--1.29%
       7,000  Compania Vale Do Rio Doce ADR...........................................................     132,160
       4,800  Telecomunicacoes Brasileiras S.A. ADR...................................................     348,000
      10,000  Usiminas USI SD MG ADR..................................................................     106,500
                                                                                                        ----------
                                                                                                           586,660
                                                                                                        ----------
Total Brazil Common Stocks............................................................................     789,150
                                                                                                        ----------
CHILE--0.49%
BASIC INDUSTRIES--0.12%
       1,000  Sociedad Quimica Y Minera ADR...........................................................      54,875
                                                                                                        ----------
CAPITAL GOODS--0.15%
       4,000  Maderas Y Sinteticos Sociedad...........................................................      68,000
                                                                                                        ----------
UTILITIES--0.22%
       3,300  Enersis S.A.............................................................................     100,650
                                                                                                        ----------
Total Chile Common Stocks.............................................................................     223,525
                                                                                                        ----------
FRANCE--4.57%
BASIC INDUSTRIES--1.04%
       1,600  Air Liquide S.A.........................................................................     281,831
       1,300  Imetal S.A. ............................................................................     188,134
                                                                                                        ----------
                                                                                                           469,965
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

FRANCE--(CONCLUDED)
CAPITAL GOODS--0.63%
       6,300  Schneider S.A. .........................................................................  $  286,885
                                                                                                        ----------
CONSUMER GOODS & SERVICES--1.46%
         770  L'Oreal.................................................................................     239,512
       1,100  Peugeot S.A. ...........................................................................     132,989
       6,600  Seita...................................................................................     291,695
                                                                                                        ----------
                                                                                                           664,196
                                                                                                        ----------
ENERGY--0.41%
       2,600  Elf Aquitaine (Ste Nationale)...........................................................     185,584
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--1.03%
       8,500  AXA.....................................................................................     465,672
                                                                                                        ----------
Total France Common Stocks............................................................................   2,072,302
                                                                                                        ----------
GERMANY--4.66%
BASIC INDUSTRIES--1.16%
      15,900  Hoechst AG..............................................................................     524,132
                                                                                                        ----------
CAPITAL GOODS--1.68%
       1,500  Mannesmann AG...........................................................................     538,480
       2,000  SGL Carbon AG...........................................................................     220,351
                                                                                                        ----------
                                                                                                           758,831
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--0.60%
       5,400  Deutsche Bank AG........................................................................     273,521
                                                                                                        ----------
UTILITIES--1.22%
      10,900  Veba AG.................................................................................     554,921
                                                                                                        ----------
Total Germany Common Stocks...........................................................................   2,111,405
                                                                                                        ----------
HONG KONG--6.68%
COMMERCIAL BANKS & OTHER BANKS--1.59%
      45,258  HSBC Holdings plc.......................................................................     722,766
                                                                                                        ----------
DIVERSIFIED HOLDING COMPANIES--2.52%
     106,000  Hutchison Whampoa Limited...............................................................     633,261
      59,500  Swire Pacific Limited...................................................................     509,727
                                                                                                        ----------
                                                                                                         1,142,988
                                                                                                        ----------
REAL ESTATE--0.90%
     366,000  Amoy Properties Limited.................................................................     407,019
                                                                                                        ----------
UTILITIES--1.67%
      81,500  China Light & Power Company Limited.....................................................     337,243
     254,400  Hong Kong Telecom Company Limited.......................................................     419,433
                                                                                                        ----------
                                                                                                           756,676
                                                                                                        ----------
Total Hong Kong Common Stocks.........................................................................   3,029,449
                                                                                                        ----------
ITALY--1.37%
CAPITAL GOODS--0.89%
     214,000  Telecom Italia..........................................................................     404,759
                                                                                                        ----------
CONSUMER GOODS & SERVICES--0.48%
      33,000  La Rinascente...........................................................................     214,929
                                                                                                        ----------
Total Italy Common Stocks.............................................................................     619,688
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

JAPAN--34.02%
AUTOMOBILES--1.82%
      34,000  Toyota Motor Corporation................................................................  $  824,879
                                                                                                        ----------
BEVERAGE & TOBACCO INDUSTRIES--0.34%
      10,000  Kirin Beverage..........................................................................     154,560
                                                                                                        ----------
CHEMICALS--2.30%
      80,000  Asahi Chemical Industries Company Limited...............................................     547,047
      28,000  Shin-Etsu Chemical Company Limited......................................................     495,714
                                                                                                        ----------
                                                                                                         1,042,761
                                                                                                        ----------
COMMERCIAL BANKS & OTHER BANKS--1.91%
      66,000  Sumitomo Trust & Banking Company Limited................................................     865,533
                                                                                                        ----------
COMPUTERS/OFFICE/TELECOM EQUIPMENT--1.27%
          71  DDI Corporation.........................................................................     573,959
                                                                                                        ----------
CONSTRUCTION & BUILDING MATERIALS--1.28%
      37,000  Sumitomo Forestry Company Limited.......................................................     582,268
                                                                                                        ----------
ELECTRONICS/CONTROL EQUIPMENT--8.07%
      47,000  Canon Incorporated......................................................................     889,326
      57,000  Hitachi Limited.........................................................................     519,517
      10,000  Kyocera Corporation.....................................................................     684,745
       4,000  Mabuchi Motor Company Limited...........................................................     245,422
      13,000  Nitto Denko Corporation.................................................................     210,669
      10,000  Rohm Company............................................................................     599,504
       8,000  Sony Corporation........................................................................     505,831
                                                                                                        ----------
                                                                                                         3,655,014
                                                                                                        ----------
ELECTRICAL EQUIPMENT--1.13%
      37,000  Sumitomo Electric Industries Limited....................................................     512,950
                                                                                                        ----------
FABRICATED METAL PRODUCTS--0.96%
      42,000  Hitachi Metals Limited*.................................................................     436,701
                                                                                                        ----------
FINANCIAL INSTITUTIONS & SERVICES--3.28%
      26,000  Daiwa Securities Company Limited........................................................     314,177
      31,000  Nomura Securities Company Limited.......................................................     543,019
      50,000  Tokio Marine & Fire Insurance...........................................................     622,922
                                                                                                        ----------
                                                                                                         1,480,118
                                                                                                        ----------
HEALTH & PERSONAL CARE--0.33%
       7,000  Taisho Pharmaceutical Company...........................................................     150,813
                                                                                                        ----------
HEAVY ENGINEERING/SHIPBUILDING--2.06%
     110,000  Mitsubishi Heavy Industries Limited.....................................................     932,509
                                                                                                        ----------
MACHINERY/ENGINEERING SERVICES--1.50%
      10,000  Amano Corporation.......................................................................     133,952
      11,000  Asahi Diamond Industries Company Limited................................................     132,921
      12,000  Daifuku Comany Limited..................................................................     179,851
      10,000  Komori Corporation......................................................................     232,308
                                                                                                        ----------
                                                                                                           679,032
                                                                                                        ----------
REAL ESTATE--1.11%
      39,000  Mitsui Fudosan Company Limited..........................................................     504,145
                                                                                                        ----------
RETAIL TRADE--3.00%
      13,000  Ito-Yokado Company Limited..............................................................  751,347

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

JAPAN--(CONCLUDED)
      14,000  Marui Company Limited...................................................................  $  292,445
      10,000  Shimachu Company Limited................................................................     315,676
                                                                                                        ----------
                                                                                                         1,359,468
                                                                                                        ----------
TRANSPORTATION & STORAGE--2.47%
      52,000  Kamigumi Company Limited................................................................     466,151
      69,000  Nippon Express Corporation Limited......................................................     652,803
                                                                                                        ----------
                                                                                                         1,118,954
                                                                                                        ----------
WHOLESALE TRADE--1.19%
      82,000  Itochu Corporation......................................................................     537,680
                                                                                                        ----------
Total Japan Common Stocks.............................................................................  15,411,344
                                                                                                        ----------
MALAYSIA--3.11%
BASIC INDUSTRIES--0.59%
      40,000  United Engineers Malaysia...............................................................     269,252
                                                                                                        ----------
CONSUMER GOODS & SERVICES--1.42%
      43,000  Edaran Otomobil Nasional................................................................     415,218
      48,000  Resorts World Berhad....................................................................     228,864
                                                                                                        ----------
                                                                                                           644,082
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--1.10%
      41,000  AMMB Holdings Berhad....................................................................     496,935
                                                                                                        ----------
Total Malaysia Common Stocks..........................................................................   1,410,269
                                                                                                        ----------
MEXICO--1.81%
BASIC INDUSTRIES--0.96%
      39,250  Cementos Apasco, S.A. de C.V............................................................     219,191
      30,000  Cemex, S.A..............................................................................     107,206
       8,000  Empresas ICA Sociedad ADR...............................................................     107,000
                                                                                                        ----------
                                                                                                           433,397
                                                                                                        ----------
CAPITAL GOODS--0.44%
      29,200  Grupo Industrial San Luis S.A. *........................................................     170,961
         800  Corporacion Industrial San Luis, S.A. de C.V. ..........................................      28,600
                                                                                                        ----------
                                                                                                           199,561
                                                                                                        ----------
CONSUMER GOODS & SERVICES--0.24%
      80,000  Cifra S.A. de C.V.......................................................................     108,446
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--0.17%
      42,000  Grupo Financiero Banamex................................................................      79,952
                                                                                                        ----------
Total Mexico Common Stocks............................................................................     821,356
                                                                                                        ----------
NETHERLANDS--2.25%
CONSUMER GOODS & SERVICES--1.20%
      35,800  Elsevier N.V............................................................................     543,869
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--1.05%
      15,500  International Nederlanden Groep N.V.....................................................     475,639
                                                                                                        ----------
Total Netherlands Common Stocks.......................................................................   1,019,508
                                                                                                        ----------
NEW ZEALAND--0.38%
BASIC INDUSTRIES--0.38%
      75,000  Carter Holt Harvey Holdings Limited.....................................................     173,769
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

PERU--0.18%
CAPITAL GOODS/BASIC INDUSTRIES--0.18%
       3,700  Telefonica Del Peru S.A.................................................................  $   80,938
                                                                                                        ----------
SINGAPORE--2.77%
CONSUMER GOODS & SERVICES--1.06%
      79,879  Jardine Matheson & Company Limited......................................................     483,268
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--1.71%
      35,000  City Developements......................................................................     262,543
      41,000  Developement Bank of Singapore Limited..................................................     464,228
      19,000  First Capital Corporation...............................................................      46,791
                                                                                                        ----------
                                                                                                           773,562
                                                                                                        ----------
Total Singapore Common Stocks.........................................................................   1,256,830
                                                                                                        ----------
SPAIN--1.69%
CONSUMER GOODS & SERVICES--0.97%
      20,300  Centros Comerciales Continente..........................................................     439,740
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--0.72%
       6,800  Banco de Santander S.A..................................................................     327,639
                                                                                                        ----------
Total Spain Common Stocks.............................................................................     767,379
                                                                                                        ----------
SOUTH AFRICA--0.69%
BASIC INDUSTRIES--0.25%
      11,500  Sasol...................................................................................     114,975
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--0.44%
      11,000  Barlow Limited..........................................................................     105,348
      40,000  Safmarine & Rennie Holdings Limited.....................................................      92,117
                                                                                                        ----------
                                                                                                           197,465
                                                                                                        ----------
Total South African Common Stocks.....................................................................     312,440
                                                                                                        ----------
SWEDEN--1.29%
BASIC INDUSTRIES--0.58%
      21,000  Stora Kopparberg AB.....................................................................     263,595
                                                                                                        ----------
CAPITAL GOODS--0.71%
      16,100  Ericsson L.M............................................................................     322,614
                                                                                                        ----------
Total Sweden Common Stocks............................................................................     586,209
                                                                                                        ----------
SWITZERLAND--3.48%
BASIC INDUSTRIES--1.02%
         390  Ciba-Geigy AG...........................................................................     462,866
                                                                                                        ----------
CONSUMER GOODS & SERVICES--1.88%
         490  Nestle S.A.--Registered.................................................................     559,450
          40  Roche Holdings AG.......................................................................     294,996
                                                                                                        ----------
                                                                                                           854,446
                                                                                                        ----------
FINANCE/INSURANCE/REAL ESTATE--0.58%
       1,000  Zurich Versicherun......................................................................     261,422
                                                                                                        ----------
Total Switzerland Common Stocks.......................................................................   1,578,734
                                                                                                        ----------
THAILAND--1.49%
FINANCE/INSURANCE/REAL ESTATE--1.49%
     141,000  Thai Military Bank Public Company, Limited..............................................     480,352
      42,000  TPI Polene plc..........................................................................     192,995
                                                                                                        ----------
                                                                                                           673,347
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONCLUDED)

TAIWAN--1.09%
FINANCE/INSURANCE/REAL ESTATE--1.09%
          52  Taipei Fund IDR.........................................................................  $  416,000
           1  Taipei Fund Unit........................................................................      80,000
                                                                                                        ----------
                                                                                                           496,000
                                                                                                        ----------
UNITED KINGDOM--12.51%
BUILDING MATERIALS & MERCHANDISE--0.85%
      57,000  Wolseley plc............................................................................     383,458
                                                                                                        ----------
DIVERSIFIED INDUSTRIALS--0.47%
      51,000  Wassall plc.............................................................................     212,599
                                                                                                        ----------
ELECTRICITY--0.65%
      32,000  East Midland Electricity plc*...........................................................     296,158
                                                                                                        ----------
ENGINEERING--0.86%
      25,000  McKechnie plc...........................................................................     190,932
      17,732  Smiths Industries plc...................................................................     196,792
                                                                                                        ----------
                                                                                                           387,724
                                                                                                        ----------
ENGINEERING, VEHICLES--0.65%
      19,000  GKN plc.................................................................................     295,093
                                                                                                        ----------
FOOD MANUFACTURERS--0.97%
      23,000  Unilever plc............................................................................     440,932
                                                                                                        ----------
HOUSEHOLD GOODS--0.86%
      38,000  Reckill and Colman plc..................................................................     387,152
                                                                                                        ----------
LEISURE & HOTELS--1.48%
     122,000  Ladbroke Group plc......................................................................     355,810
      25,000  Granada Group plc.......................................................................     312,646
                                                                                                        ----------
                                                                                                           668,456
                                                                                                        ----------
OIL, INTEGRATED--0.76%
      24,000  Shell Transport & Trading Company.......................................................     344,377
                                                                                                        ----------
OIL, EXPLORATION & PRODUTION--0.52%
      85,000  Lasmo plc...............................................................................     236,662
                                                                                                        ----------
PHARMACEUTICALS--0.98%
      32,000  Glaxo Wellcome plc......................................................................     445,233
                                                                                                        ----------
RETAIL BANKS--1.01%
      85,000  Lloyds TSB Group plc....................................................................     457,458
                                                                                                        ----------
RETAILERS, FOOD--0.52%
      46,193  Safeway plc.............................................................................     235,671
                                                                                                        ----------
TELECOMMUNICATIONS--1.06%
      45,000  British Telecommunications plc..........................................................     254,083
      36,000  Cable & Wireless plc....................................................................     227,625
                                                                                                        ----------
                                                                                                           481,708
                                                                                                        ----------
TRANSPORT--0.87%
     130,000  NFC plc.................................................................................     396,330
                                                                                                        ----------
Total United Kingdom Common Stocks....................................................................   5,669,011
                                                                                                        ----------
Total Common Stocks (cost--$41,119,751)...............................................................  41,022,117
                                                                                                        ----------

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--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------
WARRANTS--0.02%
UNITED KINGDOM--0.02%
DIVERSIFIED INDUSTRIALS--0.02%
     142,000  BTR plc warrant expiring 10/18/96; exercise price GBP 2.58 (cost--$141,710).............  $   11,044
                                                                                                        ----------

 PRINCIPAL
   AMOUNT                                                          MATURITY            INTEREST
   (000)                                                            DATES               RATES
------------                                                 --------------------  ----------------
LONG-TERM DEBT SECURITIES--1.33%
       $ 555  MBL International Finance (cost--$606,650)...        11/30/02              3.000     %       603,625
                                                                                                      ------------
REPURCHASE AGREEMENT--10.61%
       4,810  Repurchase Agreement dated 07/31/96 with
                State Street Bank & Trust Company,
                collateralized by $4,894,304 U.S. Treasury
                Notes, 5.500%, due 02/28/99; proceeds:
                $4,810,634 (cost--$4,810,000)..............        08/01/96              4.750           4,810,000
                                                                                                      ------------
Total Investments (cost--$46,678,111)--102.46%.............                                             46,446,786
Liabilities in excess of other assets--(2.46%).............                                             (1,116,222)
                                                                                                      ------------
Net Assets--100.00%........................................                                           $45,330,564
                                                                                                      ------------
                                                                                                      ------------

---------------
*    Non-income producing security
ADR  American Depositary Receipt
GBP  British Pounds
GDR Global Depositary Receipt
IDR  International Depositary Receipt
FORWARD FOREIGN CURRENCY CONTRACTS

                                                               CONTRACT TO   IN EXCHANGE    MATURITY    UNREALIZED
                                                                 DELIVER         FOR          DATES    APPRECIATION
                                                               -----------  --------------  ---------  ------------
Japanese Yen.................................................  328,701,178  U.S.$3,080,250  08/14/96    $    5,187
Japanese Yen.................................................  507,111,638  U.S.$4,897,500  08/14/96       137,348
Japanese Yen.................................................  174,557,130  U.S.$1,688,500  08/14/96        49,958
                                                                                                       ------------
                                                                                                        $  192,493
                                                                                                       ------------
                                                                                                       ------------

                 See accompanying notes to financial statements

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--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------
COMMON STOCKS--81.09%
ARGENTINA--3.27%
AUTOMOBILES--0.60%
      27,000  CIADEA S.A..............................................................................  $  152,550
                                                                                                        ----------
BEVERAGE MANUFACTURERS--0.65%
      17,270  Quilmes Industrial S.A. ADR.............................................................     166,224
                                                                                                        ----------
MISCELLANEOUS INDUSTRY--1.17%
      51,770  Perez Companc S.A. Class B..............................................................     297,678
                                                                                                        ----------
OIL & GAS--0.54%
      91,601  Astra Cia Argentina De Petroleo S.A., ARA Class B.......................................     137,401
                                                                                                        ----------
UTILITIES-ELECTRIC--0.31%
      33,500  Telefonica de Argentina S.A.............................................................      78,390
                                                                                                        ----------
Total Argentina Common Stocks.........................................................................     832,243
                                                                                                        ----------
AUSTRIA--0.84%
PHARMACEUTICALS--0.84%
       5,300  Gedeon Richter..........................................................................     214,854
                                                                                                        ----------
BRAZIL--1.85%
ENGINEERING--0.13%
       3,000  Usinas Siderurgicas de Minas Gerais S.A.--Usiminas Sponsor ADR..........................      31,950
                                                                                                        ----------
TELECOMMUNICATIONS--1.00%
       3,500  Telecomunicacoes Brasileiras S.A.--Telebras ADR.........................................     253,750
                                                                                                        ----------
UTILITIES-ELECTRIC--0.72%
   2,100,000  Cia Paulista de Forca e Luz.............................................................     184,720
                                                                                                        ----------
Total Brazil Common Stocks............................................................................     470,420
                                                                                                        ----------
CHILE--3.80%
BANKS--1.34%
      26,200  Banco Santander Chile ADR...............................................................     340,600
                                                                                                        ----------
CHEMICALS--0.46%
       5,100  A.F.P. Provida S.A. ADR.................................................................     116,663
                                                                                                        ----------
RETAILERS, FOOD--0.82%
       7,800  Santa Isabel ADS*.......................................................................     210,600
                                                                                                        ----------
UTILITIES-TELECOMMUNICATIONS--1.18%
       3,100  Compania de Telecomunicaciones de Chile S.A.............................................     301,088
                                                                                                        ----------
Total Chile Common Stocks.............................................................................     968,951
                                                                                                        ----------
CHINA--1.88%
UTILITIES-ELECTRIC--1.88%
      27,000  Huaneng Power International Incorporated ADS*...........................................     479,250
                                                                                                        ----------
CROATIA--1.02%
HEALTH/PERSONAL CARE--1.02%
       6,600  Pliva DD GDR*...........................................................................     259,050
                                                                                                        ----------
CZECHOSLOVAKIA--0.54%
TELECOMMUNICATIONS--0.54%
       1,100  SPT Telecom a.s.*.......................................................................     138,647
                                                                                                        ----------
GREECE--0.72%
BANKS--0.29%
       1,333  Alpha Credit Bank.......................................................................      73,787
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

GREECE--(CONCLUDED)
BEVERAGE MANUFACTURERS--0.43%
       3,200  Hellenic Bottling Company S.A. .........................................................  $  109,703
                                                                                                        ----------
Total Greece Common Stocks............................................................................     183,490
                                                                                                        ----------
HONG KONG--1.84%
UTILITIES-ELECTRIC--1.84%
     640,000  Guangdong Electric Power Development Company Limited....................................     467,588
                                                                                                        ----------
HUNGARY--0.31%
HEALTHCARE--0.31%
       1,600  Egis Gyogyszergyarszolgaltatasi Resz*...................................................      79,331
                                                                                                        ----------
INDIA--9.13%
AUTOMOBILES--0.81%
      13,400  Tata Engineering and Locomotive GDR.....................................................     206,360
                                                                                                        ----------
BUILDING MATERIALS--1.53%
      40,000  Gujarat Ambuga Cement Limited GDR.......................................................     390,000
                                                                                                        ----------
CONSTRUCTION--1.60%
         800  Tata Electric Companies GDR.............................................................     406,800
                                                                                                        ----------
FINANCE--0.73%
      19,000  Morgan Stanley India Investment Fund....................................................     185,250
                                                                                                        ----------
LEISURE/ENTERTAINMENT--0.98%
       9,500  The Indian Hotels Company GDR*..........................................................     249,375
                                                                                                        ----------
MISCELLANEOUS FINANCE--0.69%
      22,500  India Fund ADR..........................................................................     177,188
                                                                                                        ----------
PHARMACEUTICALS--0.71%
       9,000  Ranbaxy Labs GDS........................................................................     180,000
                                                                                                        ----------
UTILITIES-ELECTRIC--2.08%
      16,000  BSES Limited GDR........................................................................     292,000
      33,000  Crompton Greaves Limited................................................................     239,250
                                                                                                        ----------
                                                                                                           531,250
                                                                                                        ----------
Total India Common Stocks.............................................................................   2,326,223
                                                                                                        ----------
INDONESIA--8.78%
CONSTRUCTION/BUILDING MATERIALS--0.29%
      33,000  PT Semen Gresik.........................................................................      74,729
                                                                                                        ----------
FINANCIAL--1.23%
     140,000  PT Bank International Indonesia.........................................................     312,566
                                                                                                        ----------
FOOD/GROCERY PRODUCTS--1.64%
     102,000  PT Indofood Sukses Makmur...............................................................     418,584
                                                                                                        ----------
MULTI-INDUSTRY--0.51%
      46,000  PT Indocement Tunggal Prakarsa..........................................................     127,642
                                                                                                        ----------
PHARMACEUTICALS--1.12%
     172,000  PT Kalbe Farme..........................................................................     285,265
                                                                                                        ----------
TELECOMMUNICATIONS--1.45%
     120,000  PT Indosat..............................................................................     369,977
                                                                                                        ----------
TELEPHONE, TELEGRAPH--1.69%
      16,000  PT Telekomunikasi Indonesia.............................................................     432,000
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

INDONESIA--(CONCLUDED)
TOBACCO MANUFACTURERS--0.85%
      60,000  Gudang Garam............................................................................  $  215,607
                                                                                                        ----------
Total Indonesia Common Stocks.........................................................................   2,236,370
                                                                                                        ----------
KOREA--7.81%
AIRLINES--0.71%
       8,200  Korea Air Lines.........................................................................     179,555
                                                                                                        ----------
BANKS--0.65%
       9,000  Shinhan Bank............................................................................     166,072
                                                                                                        ----------
CONSTRUCTION--0.52%
       5,500  Lg Industrial Systems...................................................................     133,288
                                                                                                        ----------
IRON & STEEL--0.37%
       4,000  Pohang Iron & Steel Company Limited ADR.................................................      94,000
                                                                                                        ----------
RETAIL--0.30%
       1,132  Shinsegae Department Store Company......................................................      75,913
                                                                                                        ----------
TELECOMMUNICATIONS--2.63%
         380  Korea Mobile Telecommunications GDS.....................................................     331,898
       2,456  L.G. Information and Communication Limited..............................................     338,492
                                                                                                        ----------
                                                                                                           670,390
                                                                                                        ----------
TRANSPORTATION--0.81%
      16,000  Hyundai Motor Company GDR...............................................................     206,000
                                                                                                        ----------
UTILITIES-ELECTRIC--1.82%
      11,000  Korea Electric Power ADR................................................................     341,001
       1,431  Samsung Electronics Company.............................................................     122,411
                                                                                                        ----------
                                                                                                           463,412
                                                                                                        ----------
Total Korea Common Stocks.............................................................................   1,988,630
                                                                                                        ----------
MAURITIUS--0.41%
FINANCIAL--0.41%
     250,000  State Bank of Mauritius Limited.........................................................     103,659
                                                                                                        ----------
MEXICO--7.47%
CONSTRUCTION--1.02%
      79,200  Cemex S.A...............................................................................     259,004
                                                                                                        ----------
ENGINEERING--0.94%
      15,100  Bufete Industrial, S.A. ADR.............................................................     239,713
                                                                                                        ----------
MINING METALS/MINERALS--1.12%
      69,000  Industrias Penoles, S.A. de C.V.........................................................     286,609
                                                                                                        ----------
MULTI-INDUSTRY--1.15%
      36,000  Sanluis Corporacion, S.A. de C.V. ......................................................     210,773
      20,400  Grupo Carso, S.A. de C.V.--Series A.....................................................      81,105
                                                                                                        ----------
                                                                                                           291,878
                                                                                                        ----------
PAPER--0.48%
       7,200  Kimberly-Clark de Mexico, S.A. de C.V. .................................................     121,147
                                                                                                        ----------
RETAIL, GENERAL--1.19%
      38,030  ALFA, S.A. de C.V. .....................................................................     151,448
     112,000  Cifra, S.A. de C.V. ....................................................................     151,824
                                                                                                        ----------
                                                                                                           303,272
                                                                                                        ----------

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--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

MEXICO--(CONCLUDED)
TELECOMMUNICATIONS--0.01%
      20,400  Invercorporacion, S.A...................................................................  $    3,336
                                                                                                        ----------
TELEPHONE, TELEGRAPH--1.06%
      20,400  Carso Global Telecom....................................................................      59,181
       6,900  Telefonos de Mexico, S.A. de C.V.--Series L ADR.........................................     211,312
                                                                                                        ----------
                                                                                                           270,493
                                                                                                        ----------
TOBACCO--0.50%
      29,000  Empresas La Moderna, S.A. de C.V. Series A*.............................................     126,960
                                                                                                        ----------
Total Mexico Common Stocks............................................................................   1,902,412
                                                                                                        ----------
PERU--0.43%
TELEPHONE, TELEGRAPH--0.43%
       5,000  Telefonica del Peru, S.A. ADR...........................................................     109,375
                                                                                                        ----------
PHILIPPINES--9.88%
BANKS--1.85%
      22,250  Metropolitan Bank & Trust Company.......................................................     471,236
                                                                                                        ----------
CONSTRUCTION--0.31%
     695,000  Southeast Asia Cement...................................................................      79,565
                                                                                                        ----------
REAL ESTATE--2.90%
     190,000  Ayala Land Incorporated.................................................................     329,899
     150,000  C & P Homes Incorporated................................................................     113,051
     210,000  Fil-Estate Land Incorporated............................................................     220,378
     312,000  SM Prime Holdings.......................................................................      77,390
                                                                                                        ----------
                                                                                                           740,718
                                                                                                        ----------
TELECOMMUNICATIONS--1.43%
     276,000  Pilipino Telephone Corporation..........................................................     363,366
                                                                                                        ----------
TELEPHONE, TELEGRAPH--1.71%
       7,500  Philippine Long Distance Telephone Company..............................................     436,463
                                                                                                        ----------
UTILITES-ELECTRIC--1.68%
      58,400  Manila Electric Company Class B.........................................................     427,888
                                                                                                        ----------
Total Philippines Common Stocks.......................................................................   2,519,236
                                                                                                        ----------
POLAND--1.05%
AUTO COMPONENTS--0.32%
       7,100  Stomil Olsztyn S.A......................................................................      82,772
                                                                                                        ----------
BEVERAGE MANUFACTURERS--0.31%
       1,490  Zaklady Piwowarskie e Zywcu S.A. (Zywiec)...............................................      79,959
                                                                                                        ----------
CONSTRUCTION\BUILDING MATERIALS--0.42%
       4,100  Gorazdze S.A............................................................................     106,218
                                                                                                        ----------
Total Poland Common Stocks............................................................................     268,949
                                                                                                        ----------
PORTUGAL--2.34%
BUILDING MATERIALS--1.02%
      20,300  Semapa- Sociedade de Investimento e Gestao, SGPS, S.A...................................     261,042
                                                                                                        ----------
CONSTRUCTION--0.31%
       9,400  Engil Sociedade de Constreao Civil, S.A.................................................      78,622
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONTINUED)

PORTUGAL--(CONCLUDED)
RETAIL--1.01%
       3,000  Estabelecimentos Jeronimo Martins & Filho, Sociedade Gestorade Participacoes Sociais,
                S.A...................................................................................  $  257,092
                                                                                                        ----------
Total Portugal Common Stocks..........................................................................     596,756
                                                                                                        ----------
SLOVAKIA--0.95%
IRON & STEEL--0.95%
      11,000  Vychodoslovenske Zeleziame (VSZ a.s.)...................................................     242,967
                                                                                                        ----------
SOUTH AFRICA--4.21%
BEVERAGES--0.55%
       5,342  South African Breweries.................................................................     141,357
                                                                                                        ----------
CHEMICALS--0.00%
         285  Sentrachem Limited......................................................................         887
                                                                                                        ----------
MULTI-INDUSTRY--1.70%
       5,041  Anglo American Industrial Corporation Limited...........................................     173,298
      15,800  Barlow Limited..........................................................................     151,318
      25,700  Malbak Limited..........................................................................     109,834
                                                                                                        ----------
                                                                                                           434,450
                                                                                                        ----------
OIL & GAS--0.43%
      38,000  Energy Africa Limited...................................................................     109,389
                                                                                                        ----------
OIL SERVICES--0.85%
      21,560  Sasol Limited...........................................................................     215,552
                                                                                                        ----------
RETAIL--0.68%
      79,345  Waltons Stationery Company Limited......................................................     172,184
                                                                                                        ----------
Total South Africa Common Stocks......................................................................   1,073,819
                                                                                                        ----------
THAILAND--9.43%
BANKS--3.36%
      21,000  Bangkok Bank Public Company Limited.....................................................     247,900
     111,000  Krung Thai Bank plc.....................................................................     430,914
      18,000  Thai Farmers Bank Public Company Limited................................................     176,834
                                                                                                        ----------
                                                                                                           855,648
                                                                                                        ----------
CONSTRUCTION/BUILDING MATERIALS--0.19%
       1,200  Siam Cement Public Company Limited......................................................      47,536
                                                                                                        ----------
FINANCIAL INSTITUTIONS/SERVICES--0.34%
      20,000  Bank of Ayudhya Public Company Limited..................................................      87,149
                                                                                                        ----------
LEISURE/ENTERTAINMENT--0.60%
      12,000  Grammy Entertainment Public Company Limited.............................................     152,115
                                                                                                        ----------
PRODUCERS' GOODS--0.91%
      46,000  Siam Makro Public Company Limited.......................................................     233,244
                                                                                                        ----------
REAL ESTATE--1.35%
      25,000  Land and House Public Company Limited...................................................     344,636
                                                                                                        ----------
SERVICES--1.53%
      34,000  United Communication Industry Public Company Limited....................................     390,588
                                                                                                        ----------
UTILITIES-ELECTRIC--1.15%
      93,100  Electricity Generating Public Company Limited...........................................     293,196
                                                                                                        ----------
Total Thailand Common Stocks..........................................................................   2,404,112
                                                                                                        ----------

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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 NUMBER OF
   SHARES                                                                                                 VALUE
------------                                                                                            ----------

COMMON STOCKS--(CONCLUDED)

TURKEY--3.13%
CERAMICS--0.44%
   1,600,000  Eczacibasi Yapi Gerecelri Sanayii ve Ticaret A.S........................................  $  111,385
                                                                                                        ----------
CONSTRUCTION--0.63%
   2,691,870  Adana Cimento Sanayii...................................................................     159,932
                                                                                                        ----------
RETAIL (ALL OTHER)--1.21%
     337,875  Migros Turk T.A.S.......................................................................     308,210
                                                                                                        ----------
TELECOMMUNICATION EQUIPMENT--0.85%
   1,035,000  Northern Elektrik Telekomunikasyon A.S. (NETAS).........................................     217,398
                                                                                                        ----------
Total Turkey Common Stocks............................................................................     796,925
                                                                                                        ----------
Total Common Stocks (cost--$20,866,939)...............................................................  20,663,257
                                                                                                        ----------
PREFERRED STOCKS--9.85%
BRAZIL--9.85%
BEVERAGE MANUFACTURERS--0.51%
     212,000  Cia Cervejaria Brahma...................................................................     129,698
                                                                                                        ----------
CONSTRUCTION--0.43%
 103,000,000  Cia Uniao de Seguros Gerais.............................................................     109,943
                                                                                                        ----------
ELECTRICITY & GAS--1.51%
   1,324,000  Centrais Electricas Brasileiras S.A. (Electrobras)......................................     384,716
                                                                                                        ----------
ELECTRONICS MANUFACTURERS--1.81%
     287,885  Multibras S.A. Electrodomesticos........................................................     460,935
                                                                                                        ----------
MISCELLANEOUS INDUSTRY--0.98%
     323,000  Itausa Investmentos.....................................................................     249,002
                                                                                                        ----------
PAPER/PACKAGING & PRINTING--0.41%
     100,000  Klabin Fabricadora......................................................................     103,775
                                                                                                        ----------
OIL & GAS--0.70%
   1,600,000  Petrol Brasilerios--Petrobras...........................................................     179,482
                                                                                                        ----------
TELECOMMUNICATIONS--3.11%
   6,590,000  Telecomunicacoes Brasileiras S.A.--Telebras.............................................     479,367
   1,580,000  Telecomunicacoes de Sao Paulo--TELESP...................................................     312,315
                                                                                                        ----------
                                                                                                           791,682
                                                                                                        ----------
UTILITIES--0.39%
   3,470,000  CESP Cia Energy Sao Paulo...............................................................      99,456
                                                                                                        ----------
Total Brazil Preferred Stocks.........................................................................   2,508,689
                                                                                                        ----------
Total Preferred Stocks (cost--$1,990,031).............................................................   2,508,689
                                                                                                        ----------

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS
--------------------------------------------------------------------------------

 PRINCIPAL
   AMOUNT                                                               MATURITY           INTEREST
   (000)                                                                  DATE               RATE           VALUE
------------                                                       ------------------  -----------------  ----------
REPURCHASE AGREEMENT--10.08%
      $2,568  Repurchase Agreement dated 07/31/96 with State
                Street Bank & Trust Company, collateralized by
                $2,613,009 U.S. Treasury Notes, 5.500%, due
                02/28/99; proceeds: $2,568,339
                (cost--$2,568,000)...............................       08/01/96              4.750     % $2,568,000
                                                                                                          ----------
Total Investments (cost--$25,424,970)--101.01%...................                                         25,739,946
Liabilities in excess of other assets--(1.01)%...................                                           (258,522)
                                                                                                          ----------
Net Assets--100.00%..............................................                                         $25,481,424
                                                                                                          ----------
                                                                                                          ----------

---------------
*    Non-income producing security
ADR  American Depositary Receipt
ADS  American Depositary Shares
GDR Global Depositary Receipt
GDS  Global Depositary Shares

                 See accompanying notes to financial statements

                     (This Page Intentionally Left Blank.)

                     (This Page Intentionally Left Blank.)

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Statement of Assets and Liabilities

July 31, 1996
--------------------------------------------------------------------------------

                                                             PACE
                                                          GOVERNMENT       PACE          PACE
                                              PACE        SECURITIES   INTERMEDIATE   STRATEGIC
                                          MONEY MARKET   FIXED INCOME  FIXED INCOME  FIXED INCOME
                                           INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                                          -------------  ------------  ------------  ------------
ASSETS
  Investments, at value
   (cost--$10,160,897; $79,211,807;
   $40,856,963; $48,972,881;
   $18,110,752; $34,801,508;
   $77,838,682; $64,901,915;
   $59,070,288; $57,386,814; $41,868,111
   and $22,856,970, respectively).......   $10,160,897    $79,053,767   $40,141,033   $48,471,771
  Repurchase agreements, at value
   (cost--$0; $841,000; $312,000;
   $915,000; $0; $2,111,000; $1,586,000;
   $2,503,000; $5,418,000; $8,421,000;
   $4,810,000 and $2,568,000,
   respectively)........................            --       841,000       312,000       915,000
                                          -------------  ------------  ------------  ------------
                                            10,160,897    79,894,767    40,453,033    49,386,771

  Cash (including cash denominated in
   foreign currencies)..................           441            --           678         7,603
  Receivable for investments sold.......            --    47,941,324            --            --
  Receivable for shares of beneficial
   interest sold........................        67,125       306,118       228,327       167,180
  Receivable from investment adviser....        88,375            --            --         6,464
  Unrealized appreciation of forward
   foreign currency contracts...........            --            --            --            --
  Dividends and interest receivable.....        70,562       477,975       612,995       310,667
  Deferred organizational costs.........        76,997        76,997        76,997        76,997
  Other assets..........................        15,731        23,043        20,955        32,992
                                          -------------  ------------  ------------  ------------
    Total assets........................    10,480,128   128,720,224    41,392,985    49,988,674
                                          -------------  ------------  ------------  ------------

LIABILITIES
  Payable for shares of beneficial
   interest repurchased.................        67,768        28,376        26,840        18,963
  Dividends payable.....................        22,489            --            --            --
  Payable for investments purchased.....       100,000    69,839,761            --     7,296,752
  Outstanding options written...........            --            --            --        59,850
  Unrealized depreciation of forward
   foreign currency contracts...........            --            --            --            --
  Payable to investment adviser.........            --        25,661         2,484            --
  Accrued expenses and other
   liabilities..........................        68,747        74,149        91,038        63,294
                                          -------------  ------------  ------------  ------------
    Total liabilities...................       259,004    69,967,947       120,362     7,438,859
                                          -------------  ------------  ------------  ------------

NET ASSETS
  Beneficial interest shares of $0.001
   par value outstanding -- (10,220,865;
   4,868,139; 3,453,533; 3,420,071;
   1,441,533; 3,106,966; 5,748,080;
   5,217,826; 5,200,144; 5,656,569;
   3,544,517 and 2,040,237,
   respectively) (unlimited amount
   authorized)..........................    10,220,865    59,227,132    41,852,783    43,015,672
  Accumulated net investment income
   (loss)...............................            --       249,681       195,940       208,742
  Accumulated net realized gains
   (losses) from investment
   transactions.........................           259      (566,881)      (60,804)     (276,666)
  Net unrealized appreciation
   (depreciation) of investments,
   futures contracts, options written
   and other assets and liabilities
   denominated in foreign currencies....            --      (157,655)     (715,296)     (397,933)
                                          -------------  ------------  ------------  ------------
    Net assets..........................   $10,221,124    $58,752,277   $41,272,623   $42,549,815
                                          -------------  ------------  ------------  ------------
                                          -------------  ------------  ------------  ------------
Net asset value, offering price and
 redemption value per share.............         $1.00        $12.07        $11.95        $12.44
                                          -------------  ------------  ------------  ------------
                                          -------------  ------------  ------------  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                          PACE           PACE
                                              PACE          PACE           PACE            PACE       SMALL/MEDIUM   SMALL/MEDIUM
                                           MUNICIPAL    GLOBAL FIXED  LARGE COMPANY   LARGE COMPANY   COMPANY VALUE     COMPANY
                                          FIXED INCOME     INCOME      VALUE EQUITY   GROWTH EQUITY      EQUITY      GROWTH EQUITY
                                          INVESTMENTS   INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          ------------  ------------  --------------  --------------  -------------  -------------
ASSETS
  Investments, at value
   (cost--$10,160,897; $79,211,807;
   $40,856,963; $48,972,881;
   $18,110,752; $34,801,508;
   $77,838,682; $64,901,915;
   $59,070,288; $57,386,814; $41,868,111
   and $22,856,970, respectively).......   $18,180,687   $35,156,958   $ 79,009,796    $ 66,919,361    $58,229,453    $54,762,213
  Repurchase agreements, at value
   (cost--$0; $841,000; $312,000;
   $915,000; $0; $2,111,000; $1,586,000;
   $2,503,000; $5,418,000; $8,421,000;
   $4,810,000 and $2,568,000,
   respectively)........................           --     2,111,000       1,586,000       2,503,000      5,418,000      8,421,000
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                           18,180,687    37,267,958      80,595,796      69,422,361     63,647,453     63,183,213

  Cash (including cash denominated in
   foreign currencies)..................           --        65,883             568             686            404            599
  Receivable for investments sold.......           --            --         467,885         413,141         21,549             --
  Receivable for shares of beneficial
   interest sold........................      156,496       161,021         391,758         344,164        254,503        274,788
  Receivable from investment adviser....       27,427         2,241              --              --             --             --
  Unrealized appreciation of forward
   foreign currency contracts...........           --       150,566              --              --             --             --
  Dividends and interest receivable.....      239,505       814,890         103,876          22,471         69,263          8,043
  Deferred organizational costs.........       76,997        76,997          76,997          76,997         76,997         76,997
  Other assets..........................       16,616        37,596          31,808          20,094         13,378         24,563
                                          ------------  ------------  --------------  --------------  -------------  -------------
    Total assets........................   18,697,728    38,577,152      81,668,688      70,299,914     64,083,547     63,568,203
                                          ------------  ------------  --------------  --------------  -------------  -------------

LIABILITIES
  Payable for shares of beneficial
   interest repurchased.................       28,516        27,097          69,945          70,796         56,015         64,236
  Dividends payable.....................           --            --              --              --             --             --
  Payable for investments purchased.....      839,341            --         513,761         836,271             --             --
  Outstanding options written...........           --            --              --              --             --             --
  Unrealized depreciation of forward
   foreign currency contracts...........           --       148,364              --              --             --             --
  Payable to investment adviser.........           --            --          31,182          38,122          8,291         21,212
  Accrued expenses and other
   liabilities..........................       64,820       106,008         157,026         106,488        124,915        118,403
                                          ------------  ------------  --------------  --------------  -------------  -------------
    Total liabilities...................      932,677       281,469         771,914       1,051,677        189,221        203,851
                                          ------------  ------------  --------------  --------------  -------------  -------------

NET ASSETS
  Beneficial interest shares of $0.001
   par value outstanding -- (10,220,865;
   4,868,139; 3,453,533; 3,420,071;
   1,441,533; 3,106,966; 5,748,080;
   5,217,826; 5,200,144; 5,656,569;
   3,544,517 and 2,040,237,
   respectively) (unlimited amount
   authorized)..........................   17,601,482    38,155,629      77,351,866      68,107,346     63,063,973     67,393,945
  Accumulated net investment income
   (loss)...............................       73,816      (125,003)        402,281          75,115        296,025          1,131
  Accumulated net realized gains
   (losses) from investment
   transactions.........................       19,818      (119,095)      1,972,190        (951,670)     1,375,163     (1,406,123)
  Net unrealized appreciation
   (depreciation) of investments,
   futures contracts, options written
   and other assets and liabilities
   denominated in foreign currencies....       69,935       384,152       1,170,437       2,017,446       (840,835)    (2,624,601)
                                          ------------  ------------  --------------  --------------  -------------  -------------
    Net assets..........................   $17,765,051   $38,295,683   $ 80,896,774    $ 69,248,237    $63,894,326    $63,364,352
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                          ------------  ------------  --------------  --------------  -------------  -------------
Net asset value, offering price and
redemption value per share..............
                                               $12.32        $12.33          $14.07          $13.27         $12.29         $11.20
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                          ------------  ------------  --------------  --------------  -------------  -------------

                                                              PACE
                                              PACE        INTERNATIONAL
                                          INTERNATIONAL EMERGING MARKETS
                                             EQUITY          EQUITY
                                          INVESTMENTS      INVESTMENTS
                                          ------------  -----------------
ASSETS
  Investments, at value
   (cost--$10,160,897; $79,211,807;
   $40,856,963; $48,972,881;
   $18,110,752; $34,801,508;
   $77,838,682; $64,901,915;
   $59,070,288; $57,386,814; $41,868,111
   and $22,856,970, respectively).......   $41,636,786     $23,171,946
  Repurchase agreements, at value
   (cost--$0; $841,000; $312,000;
   $915,000; $0; $2,111,000; $1,586,000;
   $2,503,000; $5,418,000; $8,421,000;
   $4,810,000 and $2,568,000,
   respectively)........................    4,810,000        2,568,000
                                          ------------  -----------------
                                           46,446,786       25,739,946
  Cash (including cash denominated in
   foreign currencies)..................       25,462          554,993
  Receivable for investments sold.......       24,114            8,354
  Receivable for shares of beneficial
   interest sold........................      240,377          122,124
  Receivable from investment adviser....           --              288
  Unrealized appreciation of forward
   foreign currency contracts...........      192,493               --
  Dividends and interest receivable.....       66,902           71,367
  Deferred organizational costs.........       76,997           76,997
  Other assets..........................       52,665           16,617
                                          ------------  -----------------
    Total assets........................   47,125,796       26,590,686
                                          ------------  -----------------
LIABILITIES
  Payable for shares of beneficial
   interest repurchased.................       43,275           24,829
  Dividends payable.....................           --               --
  Payable for investments purchased.....    1,617,481          893,090
  Outstanding options written...........           --               --
  Unrealized depreciation of forward
   foreign currency contracts...........           --               --
  Payable to investment adviser.........       22,486               --
  Accrued expenses and other
   liabilities..........................      111,990          191,343
                                          ------------  -----------------
    Total liabilities...................    1,795,232        1,109,262
                                          ------------  -----------------
NET ASSETS
  Beneficial interest shares of $0.001
   par value outstanding -- (10,220,865;
   4,868,139; 3,453,533; 3,420,071;
   1,441,533; 3,106,966; 5,748,080;
   5,217,826; 5,200,144; 5,656,569;
   3,544,517 and 2,040,237,
   respectively) (unlimited amount
   authorized)..........................   44,733,659       25,253,688
  Accumulated net investment income
   (loss)...............................      284,929           81,527
  Accumulated net realized gains
   (losses) from investment
   transactions.........................      348,907         (155,888)
  Net unrealized appreciation
   (depreciation) of investments,
   futures contracts, options written
   and other assets and liabilities
   denominated in foreign currencies....      (36,931)         302,097
                                          ------------  -----------------
    Net assets..........................   $45,330,564     $25,481,424
                                          ------------  -----------------
                                          ------------  -----------------
Net asset value, offering price and
redemption value per share..............
                                               $12.79           $12.49
                                          ------------  -----------------
                                          ------------  -----------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Statement of Operations

For the Period August 24, 1995 (commencement of operations) through
July 31, 1996
--------------------------------------------------------------------------------

                                                             PACE
                                                          GOVERNMENT       PACE          PACE
                                              PACE        SECURITIES   INTERMEDIATE   STRATEGIC
                                          MONEY MARKET   FIXED INCOME  FIXED INCOME  FIXED INCOME
                                           INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                                          -------------  ------------  ------------  ------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................      $310,106    $1,851,124    $1,477,005    $1,476,537
  Dividends (net of foreign withholding
   taxes, if any).......................            --            --            --            --
                                          -------------  ------------  ------------  ------------
                                               310,106     1,851,124     1,477,005     1,476,537
                                          -------------  ------------  ------------  ------------
EXPENSES:
  Investment advisory and administration
   fees.................................        19,992       218,140       138,291       154,381
  Trustees' fees and expenses...........        28,193        28,193        28,193        28,193
  Transfer agency fees and expenses.....        18,223        10,946        17,860        18,782
  Amortization of organizational
   expenses.............................        17,836        17,836        17,836        17,836
  Federal and state registration fees...        16,475        22,240        17,868        24,862
  Custody and accounting................        16,235        32,053        30,232        41,672
  Legal and audit.......................         8,305        10,431        11,439         8,292
  Reports and notices to shareholders...         6,996        13,327        14,666         9,433
  Other expenses........................         4,705         5,206         5,804         6,508
                                          -------------  ------------  ------------  ------------
                                               136,960       358,372       282,189       309,959
  Less: Fee waivers and expense
        reimbursements
        from investment adviser.........      (108,383)      (93,208)      (86,338)     (120,611)
                                          -------------  ------------  ------------  ------------
  Net expenses..........................        28,577       265,164       195,851       189,348
                                          -------------  ------------  ------------  ------------
  Net investment income (loss)..........       281,529     1,585,960     1,281,154     1,287,189
                                          -------------  ------------  ------------  ------------

REALIZED AND UNREALIZED GAINS (LOSSES)
 FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment transactions.............           259      (535,600)      (59,871)     (101,261)
    Futures contracts...................            --        (9,363)           --      (129,040)
    Options.............................            --            --            --       (30,360)
    Foreign currency transactions.......            --            --            --        (5,129)
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................            --      (158,040)     (715,930)     (501,110)
    Futures contracts...................            --           385            --        84,656
    Options.............................            --            --            --        18,568
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................            --            --           634           (47)
                                          -------------  ------------  ------------  ------------
  Net realized and unrealized gains
   (losses) from investment
   transactions.........................           259      (702,618)     (775,167)     (663,723)
                                          -------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
   resulting from operations............      $281,788   $   883,342   $   505,987   $   623,466
                                          -------------  ------------  ------------  ------------
                                          -------------  ------------  ------------  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                           PACE           PACE
                                              PACE           PACE           PACE            PACE       SMALL/MEDIUM   SMALL/MEDIUM
                                            MUNICIPAL    GLOBAL FIXED  LARGE COMPANY   LARGE COMPANY   COMPANY VALUE     COMPANY
                                          FIXED INCOME      INCOME      VALUE EQUITY   GROWTH EQUITY      EQUITY      GROWTH EQUITY
                                           INVESTMENTS   INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          -------------  ------------  --------------  --------------  -------------  -------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................    $ 556,753     $1,374,166     $  118,738      $  115,323     $   223,360    $   282,063
  Dividends (net of foreign withholding
   taxes, if any).......................           --             --        853,092         357,593         556,891         69,273
                                          -------------  ------------  --------------  --------------  -------------  -------------
                                              556,753      1,374,166        971,830         472,916         780,251        351,336
                                          -------------  ------------  --------------  --------------  -------------  -------------
EXPENSES:
  Investment advisory and administration
   fees.................................       57,596        177,669        350,054         285,409         302,383        325,385
  Trustees' fees and expenses...........       28,193         28,193         28,193          28,193          28,193         28,193
  Transfer agency fees and expenses.....       11,964         21,419         32,698          19,675          24,447         20,277
  Amortization of organizational
   expenses.............................       17,836         17,836         17,836          17,836          17,836         17,836
  Federal and state registration fees...       15,605         20,326         36,699          23,467          31,773         31,189
  Custody and accounting................       17,153         61,197        102,570          61,986         120,851         46,562
  Legal and audit.......................        7,918         10,694          6,621          11,898           9,404         13,809
  Reports and notices to shareholders...        5,289         14,247         25,341          19,862          31,617         22,720
  Other expenses........................        4,930          5,353         12,722           7,790           3,000         10,439
                                          -------------  ------------  --------------  --------------  -------------  -------------
                                              166,484        356,934        612,734         476,116         569,504        516,410
  Less: Fee waivers and expense
       reimbursements
        from                                  (84,888)      (142,634)      (175,159)       (119,180)       (191,665)      (109,433)
                                          -------------  ------------  --------------  --------------  -------------  -------------
  Net expenses..........................       81,596        214,300        437,575         356,936         377,839        406,977
                                          -------------  ------------  --------------  --------------  -------------  -------------
  Net investment income (loss)..........      475,157      1,159,866        534,255         115,980         402,412        (55,641)
                                          -------------  ------------  --------------  --------------  -------------  -------------

REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment transactions.............       21,457       (113,009)     1,889,130        (951,670)      1,375,163     (1,406,123)
    Futures contracts...................           --             --        134,735              --              --             --
    Options.............................           --          3,112             --              --              --             --
    Foreign currency transactions.......           --       (333,354)            --              --              --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................       69,935        355,450      1,171,114       2,017,446        (840,835)    (2,624,601)
    Futures contracts...................           --             --           (650)             --              --             --
    Options.............................           --             --             --              --              --             --
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................           --         28,702            (27)             --              --             --
                                          -------------  ------------  --------------  --------------  -------------  -------------
  Net realized and unrealized gains
   (losses) from investment                    91,392        (59,099)     3,194,302       1,065,776         534,328     (4,030,724)
                                          -------------  ------------  --------------  --------------  -------------  -------------
  Net increase (decrease) in net assets
   resulting from operations............    $ 566,549     $1,100,767     $3,728,557      $1,181,756     $   936,740    $(4,086,365)
                                          -------------  ------------  --------------  --------------  -------------  -------------
                                          -------------  ------------  --------------  --------------  -------------  -------------

                                                               PACE
                                              PACE         INTERNATIONAL
                                          INTERNATIONAL  EMERGING MARKETS
                                             EQUITY           EQUITY
                                           INVESTMENTS      INVESTMENTS
                                          -------------  -----------------
INVESTMENT INCOME:
  Interest (net of foreign withholding
   taxes, if any).......................    $ 139,524        $  72,271
  Dividends (net of foreign withholding
   taxes, if any).......................      464,978          261,884
                                          -------------  -----------------
                                              604,502          334,155
                                          -------------  -----------------
EXPENSES:
  Investment advisory and administration
   fees.................................      190,817          151,151
  Trustees' fees and expenses...........       28,193           28,193
  Transfer agency fees and expenses.....       20,429           16,805
  Amortization of organizational
   expenses.............................       17,836           17,836
  Federal and state registration fees...       18,318            9,156
  Custody and accounting................       86,123           73,714
  Legal and audit.......................        8,288            8,896
  Reports and notices to shareholders...       10,338            8,387
  Other expenses........................        3,330            8,545
                                          -------------  -----------------
                                              383,672          322,683
  Less: Fee waivers and expense
       reimbursements
        from                                  (65,626)        (117,600)
                                          -------------  -----------------
  Net expenses..........................      318,046          205,083
                                          -------------  -----------------
  Net investment income (loss)..........      286,456          129,072
                                          -------------  -----------------
REALIZED AND UNREALIZED GAINS (LOSSES)
FROM INVESTMENT TRANSACTIONS:
  Net realized gains (losses) from:
    Investment transactions.............      348,907         (155,888)
    Futures contracts...................           --               --
    Options.............................           --               --
    Foreign currency transactions.......       65,353          (33,045)
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................     (231,325)         314,976
    Futures contracts...................           --               --
    Options.............................           --               --
    Other assets, liabilities and
     forward contracts denominated in
     foreign currencies.................      194,394          (12,879)
                                          -------------  -----------------
  Net realized and unrealized gains
   (losses) from investment                   377,329          113,164
                                          -------------  -----------------
  Net increase (decrease) in net assets
   resulting from operations............    $ 663,785        $ 242,236
                                          -------------  -----------------
                                          -------------  -----------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Statement of Changes in Net Assets

For the Period August 24, 1995 (commencement of operations) through
July 31, 1996
--------------------------------------------------------------------------------

                                                             PACE
                                                          GOVERNMENT       PACE          PACE
                                              PACE        SECURITIES   INTERMEDIATE   STRATEGIC
                                          MONEY MARKET   FIXED INCOME  FIXED INCOME  FIXED INCOME
                                           INVESTMENTS   INVESTMENTS   INVESTMENTS   INVESTMENTS
                                          -------------  ------------  ------------  ------------
FROM OPERATIONS:
  Net investment income (loss)..........   $   281,529    $1,585,960    $1,281,154    $1,287,189
  Net realized gains (losses) from:
    Investment transactions.............           259      (535,600)      (59,871)     (106,289)
    Futures contracts...................            --        (9,363)           --      (129,040)
    Options.............................            --            --            --       (30,360)
    Foreign currency transactions.......            --            --            --          (101)
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................            --      (158,030)     (715,930)     (501,110)
    Futures contracts...................            --           375            --        84,656
    Options.............................            --            --            --        18,568
    Other assets and liabilities and
     forward contracts denominated in
     foreign currencies.................            --            --           634           (47)
                                          -------------  ------------  ------------  ------------
  Net increase (decrease) in net assets
   resulting from operations............       281,788       883,342       505,987       623,466
                                          -------------  ------------  ------------  ------------
DIVIDENDS AND DISTRIBUTIONS TO
 SHAREHOLDERS FROM:
  Net investment income.................      (281,529)   (1,336,279)   (1,084,542)   (1,073,318)
  Net realized gains from investment
   transactions.........................            --       (21,918)       (1,605)      (16,005)
                                          -------------  ------------  ------------  ------------
                                              (281,529)   (1,358,197)   (1,086,147)   (1,089,323)
                                          -------------  ------------  ------------  ------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................    13,137,911    64,648,903    46,296,354    46,496,942
  Cost of shares repurchased............    (3,184,468)   (6,772,705)   (5,521,723)   (4,565,887)
  Proceeds from dividends reinvested....       255,422     1,342,934     1,070,152     1,076,617
                                          -------------  ------------  ------------  ------------
  Net increase in net assets derived
   from beneficial
   interest transactions................    10,208,865    59,219,132    41,844,783    43,007,672
                                          -------------  ------------  ------------  ------------
  Net increase in net assets............    10,209,124    58,744,277    41,264,623    42,541,815

NET ASSETS:
  Beginning of period...................        12,000         8,000         8,000         8,000
                                          -------------  ------------  ------------  ------------
  End of period.........................   $10,221,124    $58,752,277   $41,272,623   $42,549,815
                                          -------------  ------------  ------------  ------------
                                          -------------  ------------  ------------  ------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                          PACE           PACE
                                              PACE          PACE           PACE            PACE       SMALL/MEDIUM   SMALL/MEDIUM
                                           MUNICIPAL    GLOBAL FIXED  LARGE COMPANY   LARGE COMPANY   COMPANY VALUE     COMPANY
                                          FIXED INCOME     INCOME      VALUE EQUITY   GROWTH EQUITY      EQUITY      GROWTH EQUITY
                                          INVESTMENTS   INVESTMENTS    INVESTMENTS     INVESTMENTS     INVESTMENTS    INVESTMENTS
                                          ------------  ------------  --------------  --------------  -------------  -------------
FROM OPERATIONS:
  Net investment income (loss)..........   $  475,157    $1,159,866    $    534,255    $    115,980    $   402,412    $   (55,641)
  Net realized gains (losses) from:
    Investment transactions.............       21,457      (113,009)      1,889,130        (951,670)     1,375,163     (1,406,123)
    Futures contracts...................           --            --         134,735              --             --             --
    Options.............................           --         3,112              --              --             --             --
    Foreign currency transactions.......           --      (333,354)             --              --             --             --
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................       69,935       355,450       1,171,114       2,017,446       (840,835)    (2,624,601)
    Futures contracts...................           --            --            (650)             --             --             --
    Options.............................           --            --              --              --             --             --
    Other assets and liabilities and
     forward contracts denominated in
     foreign currencies.................           --        28,702             (27)             --             --             --
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Net increase (decrease) in net assets
   resulting from operations............      566,549     1,100,767       3,728,557       1,181,756        936,740     (4,086,365)
                                          ------------  ------------  --------------  --------------  -------------  -------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income.................     (401,342)     (954,517)       (131,974)        (40,865)      (106,387)       (43,687)
  Net realized gains from investment
   transactions.........................       (1,638)       (6,196)        (51,675)             --             --             --
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                             (402,980)     (960,713)       (183,649)        (40,865)      (106,387)       (43,687)
                                          ------------  ------------  --------------  --------------  -------------  -------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   18,980,590    45,114,536      86,420,710      74,971,178     76,414,917     81,509,326
  Cost of shares repurchased............   (1,780,463)   (7,920,148)     (9,259,029)     (6,912,342)   (13,464,534)   (14,066,285)
  Proceeds from dividends reinvested....      393,355       953,241         182,185          40,510        105,590         43,363
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Net increase in net assets derived
   from beneficial
   interest transactions................   17,593,482    38,147,629      77,343,866      68,099,346     63,055,973     67,486,404
                                          ------------  ------------  --------------  --------------  -------------  -------------
  Net increase in net assets............   17,757,051    38,287,683      80,888,774      69,240,237     63,886,326     63,356,352

NET ASSETS:
  Beginning of period...................        8,000         8,000           8,000           8,000          8,000          8,000
                                          ------------  ------------  --------------  --------------  -------------  -------------
  End of period.........................   $17,765,051   $38,295,683   $ 80,896,774    $ 69,248,237    $63,894,326    $63,364,352
                                          ------------  ------------  --------------  --------------  -------------  -------------
                                          ------------  ------------  --------------  --------------  -------------  -------------

                                                              PACE
                                              PACE        INTERNATIONAL
                                          INTERNATIONAL EMERGING MARKETS
                                             EQUITY          EQUITY
                                          INVESTMENTS      INVESTMENTS
                                          ------------  -----------------
FROM OPERATIONS:
  Net investment income (loss)..........   $  286,456      $   129,072
  Net realized gains (losses) from:
    Investment transactions.............      348,907         (155,888)
    Futures contracts...................           --               --
    Options.............................           --               --
    Foreign currency transactions.......       65,353          (33,045)
  Net change in unrealized
   appreciation/depreciation of:
    Investments.........................     (231,325)         314,976
    Futures contracts...................           --               --
    Options.............................           --               --
    Other assets and liabilities and
     forward contracts denominated in
     foreign currencies.................      194,394          (12,879)
                                          ------------  -----------------
  Net increase (decrease) in net assets
   resulting from operations............      663,785          242,236
                                          ------------  -----------------
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income.................      (66,880)         (14,500)
  Net realized gains from investment
   transactions.........................           --               --
                                          ------------  -----------------
                                              (66,880)         (14,500)
                                          ------------  -----------------
FROM BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from the sale of
   shares...............................   48,735,143       28,516,539
  Cost of shares repurchased............   (4,075,938)      (3,285,267)
  Proceeds from dividends reinvested....       66,454           14,416
                                          ------------  -----------------
  Net increase in net assets derived
   from beneficial
   interest transactions................   44,725,659       25,245,688
                                          ------------  -----------------
  Net increase in net assets............   45,322,564       25,473,424
NET ASSETS:
  Beginning of period...................        8,000            8,000
                                          ------------  -----------------
  End of period.........................   $45,330,564     $25,481,424
                                          ------------  -----------------
                                          ------------  -----------------

                 See accompanying notes to financial statements

Managed Accounts Services Portfolio Trust

Notes to Financial Statements

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Managed Accounts Services Portfolio Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of twelve separate investment portfolios and was organized as a Delaware business trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has twelve Portfolios of shares available for investment, each having its own investment objectives and policies: PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments (collectively referred to as the "Portfolios").

All Portfolios are diversified with the exception of PACE Intermediate Fixed Income Investments and PACE Global Fixed Income Investments. Shares of the Portfolios currently are available only to participants in the PaineWebber PACE-SM- Program.

ORGANIZATIONAL MATTERS--Prior to June 16, 1995, the Trust had no activities other than organizational matters and activities related to the initial public offering and issuance, at net asset value, of 19,337 shares of beneficial interest of the Trust for a total of $100,000 to Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins"), a wholly owned subsidiary of PaineWebber Incorporated ("PaineWebber"). The Trust incurred costs of approximately $1,138,000 in connection with the organization of the Trust and the registration of its shares. Such costs have been deferred and are being amortized using the straight-line method over the period of benefit, not to exceed five years, beginning with the commencement of operations of the Trust.

The preparation of financial statements in accordance with generally accepted accounting principles requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

VALUATION OF INVESTMENTS--Securities which are listed on U.S. and foreign stock exchanges are valued at the last sale price on the day the securities are being valued or, lacking any sales on such day, at the last available bid price. In cases where securities are traded on more than one exchange, the securities are generally valued on the exchange considered by Mitchell Hutchins or the applicable sub-adviser as the primary market for each Portfolio. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") are valued at the last available trade price on Nasdaq prior to the time of valuation; other OTC securities are valued at the last bid price available prior to valuation. The amortized cost method of valuation, which approximates market value, is used to value debt obligations with sixty days or less remaining to maturity unless the Trust's board of trustees determines that this does not represent fair value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trust's board of trustees. Investments made by PACE Money Market Investments are valued at amortized cost which approximates market value.

All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian, unless the board of trustees determines that this does not represent fair value. Foreign currency exchange

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Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

rates are generally determined prior to the close of trading on the New York Stock Exchange ("NYSE"). Occasionally, events affecting the value of foreign investments and such exchange rates occur between the time at which they are determined and the close of trading on the NYSE, which will not be reflected in a computation of the Portfolios' net asset value. If events materially affecting the value of such investments or currency exchange rates occur during such time period, the securities will be valued at their fair value as determined in good faith by or under the direction of the Trust's board of trustees.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") (except for certain dividends from foreign securities that are recorded as soon after the ex-date as the respective Portfolio becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

FOREIGN CURRENCY TRANSLATION--The books and records of the Portfolios are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations.

The Portfolios do not generally isolate the effect of fluctuations in foreign exchange rates from the effects of fluctuations in the market price of investment securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax purposes.

FORWARD FOREIGN CURRENCY CONTRACTS--Certain Portfolios may enter into forward foreign currency exchange contracts ("forward contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. These Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if Mitchell Hutchins, or the applicable sub-adviser, anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the total market value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash, U.S. government securities or liquid, high-grade debt securities in a segregated account in an amount not less than the value of the Portfolio's total assets committed to the consummation of the forward contracts and not covered as provided in (1) above, as marked-to-market daily.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses by the Portfolios. Realized gains and losses include net gains or losses recognized by the Portfolio on contracts which have matured.

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Managed Accounts Services Portfolio Trust
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OPTION WRITING--When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included in the Portfolio's Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security which the Portfolio purchases upon exercise of the option.

FUTURES CONTRACTS--Using financial futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. The Portfolios are subject to a number of guidelines which reduce the risk by seeking to ensure that financial futures contracts are used for hedging purposes or to manage the average duration of a portfolio and not for leverage. However, imperfect correlations between futures contracts and the portfolio securities being hedged, or market disruptions, do not normally permit full control of these risks at all times.

Upon entering into a financial futures contract, a Portfolio is required to pledge to a broker an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments known as "variation margin," are made or received by the Portfolio each day, depending on the daily fluctuations in the value of the underlying financial futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized.

REPURCHASE AGREEMENTS--The Portfolios' custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligations. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of PACE Municipal Fixed Income Investments) occasionally participates in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins.

DIVIDENDS AND DISTRIBUTIONS--Dividends and distributions to shareholders are recorded on the ex-date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in capital.

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Managed Accounts Services Portfolio Trust
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CONCENTRATION OF RISK

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which the PACE Global Fixed Income Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments Portfolios are authorized to invest.

Small cap companies may be more vulnerable than larger companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country or region.

INVESTMENT ADVISER AND ADMINISTRATOR

The Trust has entered into an Investment Advisory and Administration Contract ("Advisory Contract") with Mitchell Hutchins. In accordance with the Advisory Contract, each Portfolio pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and payable monthly, in accordance with the following schedule:

                                                                                            ANNUAL RATE
                                                                                          AS A PERCENTAGE
                                                                                        OF EACH PORTFOLIO'S
                                                                                            AVERAGE NET
                                      PORTFOLIO                                               ASSETS
--------------------------------------------------------------------------------------  -------------------
PACE Money Market Investments.........................................................           0.35%
PACE Government Securities Fixed Income Investments...................................           0.70%
PACE Intermediate Fixed Income Investments............................................           0.60%
PACE Strategic Fixed Income Investments...............................................           0.70%
PACE Municipal Fixed Income Investments...............................................           0.60%
PACE Global Fixed Income Investments..................................................           0.80%
PACE Large Company Value Equity Investments...........................................           0.80%
PACE Large Company Growth Equity Investments..........................................           0.80%
PACE Small/Medium Company Value Equity Investments....................................           0.80%
PACE Small/Medium Company Growth Equity Investments...................................           0.80%
PACE International Equity Investments.................................................           0.90%
PACE International Emerging Markets Equity Investments................................           1.10%

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Managed Accounts Services Portfolio Trust
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--------------------------------------------------------------------------------

Under separate Sub-Advisory Agreements, with the exception of PACE Money Market Investments, Mitchell Hutchins (not the Portfolios) pays each Sub-Adviser a fee, which is accrued daily and paid monthly, in accordance with the following schedule:

                                                                                                     ANNUAL RATE
                                                                                                   AS A PERCENTAGE
                                                                                                 OF EACH PORTFOLIO'S
                                                                                                     AVERAGE NET
                     PORTFOLIO                                       SUB-ADVISER                       ASSETS
----------------------------------------------------  -----------------------------------------  -------------------
PACE Government Securities Fixed Income Investments   Pacific Investment Management Company               0.25%
PACE Intermediate Fixed Income Investments            Pacific Income Advisors, Inc.                       0.20%
PACE Strategic Fixed Income Investments               Pacific Investment Management Company               0.25%
PACE Municipal Fixed Income Investments               Morgan Grenfell Capital Management,
                                                        Incorporated                                      0.20%
PACE Global Fixed Income Investments                  Rogge Global Partners plc                           0.35%
PACE Large Company Value Equity Investments           Brinson Partners, Inc.                              0.30%
PACE Large Company Growth Equity Investments          Chancellor Capital Management, Inc.                 0.30%
PACE Small/Medium Company Value
  Equity Investments                                  Brandywine Asset Management, Inc.                   0.30%
PACE Small/Medium Company Growth Equity Investments   Westfield Capital Management Company,
                                                        Inc.                                              0.30%
PACE International Equity Investments                 Martin Currie Inc.                                  0.40%
PACE International Emerging Markets Equity            Schroder Capital Management International
  Investments                                           Inc.                                              0.50%

In compliance with applicable state securities laws, Mitchell Hutchins will reimburse the Portfolios if and to the extent that the aggregate operating expenses in any fiscal year, exclusive of taxes, distribution fees, interest, brokerage fees and extraordinary expenses, exceed limitations imposed by various state regulations. Currently, the most restrictive limitation applicable to each of the Portfolios is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million and 1.5% of any excess over $100 million. In addition, Mitchell Hutchins has agreed to voluntarily waive all or a portion of its investment advisory and administration fee and subsidize certain operating expenses, not otherwise required pursuant to the above limitation, for the fiscal year ending July 31, 1996, which will lower the overall expenses of each Portfolio.

During the fiscal year ended July 31, 1996, Large Company Growth Equity Investments, Small/Medium Company Value Equity Investments and Small/Medium Company Growth Equity Investments paid $1,026, $156 and $660, respectively, in brokerage commissions to PaineWebber for transactions executed on behalf of the Portfolios.

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Managed Accounts Services Portfolio Trust
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INVESTMENTS IN SECURITIES

At July 31, 1996, the components of net unrealized appreciation (depreciation) of investments were as follows:

                                                                                                         NET
                                                                                                     UNREALIZED
                                                                          GROSS          GROSS      APPRECIATION
                              PORTFOLIO                                APPRECIATION  DEPRECIATION   (DEPRECIATION)
---------------------------------------------------------------------  ------------  -------------  -------------
PACE Government Securities Fixed Income Investments..................  $    255,724  $    (413,764)  $  (158,040)
PACE Intermediate Fixed Income Investments...........................  $     41,806  $    (757,736)  $  (715,930)
PACE Strategic Fixed Income Investments..............................  $    117,260  $    (618,370)  $  (501,110)
PACE Municipal Fixed Income Investments..............................  $    167,821  $     (97,886)  $    69,935
PACE Global Fixed Income Investments.................................  $    379,099  $     (23,649)  $   355,450
PACE Large Company Value Equity Investments..........................  $  3,483,045  $  (2,311,931)  $ 1,171,114
PACE Large Company Growth Equity Investments.........................  $  5,376,176  $  (3,358,730)  $ 2,017,446
PACE Small/Medium Company Value Equity Investments...................  $  3,096,352  $  (3,937,187)  $  (840,835)
PACE Small/Medium Company Growth Equity Investments..................  $  4,379,321  $  (7,003,922)  $(2,624,601)
PACE International Equity Investments................................  $  1,437,686  $  (1,669,011)  $  (231,325)
PACE International Emerging Markets Equity Investments...............  $  2,255,768  $  (1,940,792)  $   314,976

For U.S. federal income tax purposes, the cost of securities owned at July 31, 1996 was substantially the same as the cost of securities for financial statement purposes.

For the period August 24, 1995 (commencement of operations) to July 31, 1996, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

                                    PORTFOLIO                                        PURCHASES         SALES
---------------------------------------------------------------------------------  --------------  --------------
PACE Government Securities Fixed Income Investments..............................  $  372,815,425  $  305,394,836
PACE Intermediate Fixed Income Investments.......................................  $   50,647,204  $    8,422,631
PACE Strategic Fixed Income Investments..........................................  $   74,878,307  $   34,792,857
PACE Municipal Fixed Income Investments..........................................  $   24,917,691  $    7,700,406
PACE Global Fixed Income Investments.............................................  $   68,914,857  $   37,090,017
PACE Large Company Value Equity Investments......................................  $   93,014,421  $   17,192,920
PACE Large Company Growth Equity Investments.....................................  $   89,461,370  $   23,607,785
PACE Small/Medium Company Value Equity Investments...............................  $   68,437,476  $   10,742,351
PACE Small/Medium Company Growth Equity Investments..............................  $  102,667,810  $   43,874,873
PACE International Equity Investments............................................  $   46,560,575  $    5,041,371
PACE International Emerging Markets Equity Investments...........................  $   25,864,364  $    2,851,506

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

FEDERAL TAX STATUS

Each of the Portfolios intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

At July 31, 1996, PACE Large Company Growth Equity Investments and PACE Small/Medium Company Growth Equity Investments had net capital loss carryforwards of $50,903 and $125,087, respectively. These carryforward losses are available as reductions, to the extent provided in the regulations, of future net capital gains and will expire on July 31, 2004. To the extent that such losses are used to offset future capital gains, the gains so offset will not be distributed to shareholders.

In accordance with U.S. Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses arising after October 31, 1995. Such losses are treated for tax purposes as arising on August 1, 1996.

                                                                                                          FOREIGN
                                                                                             CAPITAL     CURRENCY
                                        PORTFOLIO                                             LOSSES      LOSSES
-----------------------------------------------------------------------------------------  ------------  ---------
PACE Government Securities Fixed Income Investments......................................  $    566,656         --
PACE Intermediate Fixed Income Investments...............................................  $     60,804         --
PACE Strategic Fixed Income Investments..................................................  $    173,482  $   5,129
PACE Global Fixed Income Investments.....................................................  $    113,841  $  66,119
PACE Large Company Growth Equity Investments.............................................  $    843,203         --
PACE Small/Medium Company Growth Equity Investments......................................  $  1,281,036         --
PACE International Emerging Markets Equity Investments...................................  $    139,564  $  26,247

At July 31, 1996, the effect of permanent "book/tax" reclassifications resulted in increases (decreases) to the components of net assets as follows:

                                                                                         ACCUMULATED
                                                                          ACCUMULATED    NET REALIZED
                                                                         NET INVESTMENT     GAINS        PAID-IN
                               PORTFOLIO                                 INCOME (LOSS)     (LOSSES)      CAPITAL
-----------------------------------------------------------------------  --------------  ------------  -----------
PACE Intermediate Fixed Income Investments.............................   $       (672)   $      672            --
PACE Strategic Fixed Income Investments................................   $     (5,129)   $    5,129            --
PACE Global Fixed Income Investments...................................   $   (330,352)   $  330,352            --
PACE Small/Medium Company Growth Equity Investments....................   $    100,459            --   $  (100,459)
PACE International Equity Investments..................................   $     65,353    $  (65,353)           --
PACE International Emerging Markets Equity Investments.................   $    (33,045)   $   33,045            --

WRITTEN OPTION ACTIVITY

Written option activity for the period August 24, 1995 (commencement of operations) to July 31, 1996 for PACE Strategic Fixed Income Investments was as follows:

                                                                                               NUMBER OF      AMOUNT OF
                                                                                                OPTIONS       PREMIUMS
                                                                                            ---------------  -----------
Options written during the period ended July 31, 1996.....................................             3      $  63,651
Options terminated in closing purchased transactions......................................            --             --
Options expired prior to exercise.........................................................            --             --
Options exercised.........................................................................            (1)        (3,801)
                                                                                                      --
                                                                                                             -----------
Options outstanding at July 31, 1996......................................................             2      $  59,850
                                                                                                      --
                                                                                                      --
                                                                                                             -----------
                                                                                                             -----------

Managed Accounts Services Portfolio Trust
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

    Written option activity for the period August 24, 1995 (commencement of operations) to July 31, 1996 for PACE Global Fixed Income Investments was as follows:

                                                                                               NUMBER OF      AMOUNT OF
                                                                                                OPTIONS       PREMIUMS
                                                                                            ---------------  -----------
Options written during the period ended July 31, 1996.....................................             1      $   3,112
Options terminated in closing purchased transactions......................................            --             --
Options expired prior to exercise.........................................................            (1)        (3,112)
Options exercised.........................................................................            --             --
                                                                                                      --
                                                                                                             -----------
Options outstanding at July 31, 1996......................................................             0      $       0
                                                                                                      --
                                                                                                      --
                                                                                                             -----------
                                                                                                             -----------

SHARES OF BENEFICIAL INTEREST

For the period August 24, 1995 (commencement of operations) through July 31, 1996, transactions in shares of beneficial interest for each of the Portfolios were as follows:

                                                                                        DIVIDENDS
                                                                                        REINVESTED
                                                                                            IN       NET INCREASE
                                                                            SHARES      ADDITIONAL    IN SHARES
                        PORTFOLIO                          SHARES SOLD   REPURCHASED      SHARES     OUTSTANDING
---------------------------------------------------------  ------------  ------------  ------------  ------------
PACE Money Market Investments............................    13,137,911   (3,184,468)      255,422     10,208,865
PACE Government Securities Fixed Income Investments......     5,313,084     (556,221)      110,609      4,867,472
PACE Intermediate Fixed Income Investments...............     3,821,298     (457,307)       88,875      3,452,866
PACE Strategic Fixed Income Investments..................     3,696,020     (362,210)       85,594      3,419,404
PACE Municipal Fixed Income Investments..................     1,554,054     (145,285)       32,097      1,440,866
PACE Global Fixed Income Investments.....................     3,677,505     (648,832)       77,626      3,106,299
PACE Large Company Value Equity Investments..............     6,391,534     (657,955)       13,834      5,747,413
PACE Large Company Growth Equity Investments.............     5,728,398     (514,434)        3,195      5,217,159
PACE Small/Medium Company Value Equity Investments.......     6,270,736   (1,080,132)        8,873      5,199,477
PACE Small/Medium Company Growth Equity Investments......     6,801,662   (1,149,473)        3,713      5,655,902
PACE International Equity Investments....................     3,856,472     (318,003)        5,381      3,543,850
PACE International Emerging Markets Equity Investments...     2,296,420     (258,068)        1,218      2,039,570

Managed Accounts Services Portfolio Trust

--------------------------------------------------------------------------------

Financial Highlights

For the Period August 24, 1995 (commencement of operations) through
July 31, 1996
--------------------------------------------------------------------------------

    Selected data for a share of beneficial interest outstanding of each Portfolio throughout the period is presented below:

                                                               PACE
                                                            GOVERNMENT        PACE           PACE
                                               PACE         SECURITIES    INTERMEDIATE     STRATEGIC
                                           MONEY MARKET    FIXED INCOME   FIXED INCOME   FIXED INCOME
                                            INVESTMENTS     INVESTMENTS    INVESTMENTS    INVESTMENTS
                                          ---------------  -------------  -------------  -------------
Net asset value, beginning of period....     $    1.00       $   12.00      $   12.00      $   12.00
                                               -------     -------------  -------------  -------------
Net investment income (loss)............          0.05            0.49           0.53           0.59
Net realized and unrealized gains
 (losses) from investments, futures
 contracts and foreign currency
 transactions...........................          0.00            0.03          (0.09)          0.38
                                               -------     -------------  -------------  -------------
Net increase (decrease) from investment
 operations.............................          0.05            0.52           0.44           0.97
                                               -------     -------------  -------------  -------------
Dividends from net investment income....         (0.05)          (0.44)         (0.48)         (0.52)
Distributions from net realized gains...            --           (0.01)         (0.01)         (0.01)
                                               -------     -------------  -------------  -------------
Total dividends and distributions.......         (0.05)          (0.45)         (0.49)         (0.53)
                                               -------     -------------  -------------  -------------
Net asset value, end of period..........     $    1.00       $   12.07      $   11.95      $   12.44
                                               -------     -------------  -------------  -------------
                                               -------     -------------  -------------  -------------
Total investment return (1).............          4.75%           4.35%          3.59%          8.15%
                                               -------     -------------  -------------  -------------
                                               -------     -------------  -------------  -------------
Ratios/Supplemental Data:
Net assets, end of period (000's).......     $  10,221       $  58,752      $  41,273      $  42,550
Ratio of:
Expenses to average net assets, net of
 fee waivers and expense
 reimbursements.........................          0.50%*          0.85%*         0.85%*         0.85%*
Expenses to average net assets, before
 fee waivers and expense
 reimbursements.........................          2.40%*          1.15%*         1.23%*         1.40%*
Net investment income (loss) to average
 net assets, net of fee waivers and
 expense reimbursements.................          4.93%*          5.09%*         5.56%*         5.85%*
Net investment income (loss) to average
 net assets, before fee waivers and
 expense reimbursements.................          3.03%*          4.79%*         5.18%*         5.30%*
Portfolio turnover......................            --             978%            36%           166%

---------------
*   Annualized
(1) Total investment return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends and distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include the PACE Program Fee; results for each Portfolio would be lower if this fee was included. Total investment returns for periods of less than one year have not been annualized.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                                                 PACE
                                               PACE            PACE            PACE             PACE         SMALL/MEDIUM
                                          MUNICIPAL FIXED  GLOBAL FIXED    LARGE COMPANY    LARGE COMPANY    COMPANY VALUE
                                              INCOME          INCOME       VALUE EQUITY     GROWTH EQUITY       EQUITY
                                            INVESTMENTS     INVESTMENTS     INVESTMENTS      INVESTMENTS      INVESTMENTS
                                          ---------------  -------------  ---------------  ---------------  ---------------
2                                            $   12.00       $   12.00       $   12.00        $   12.00        $   12.00
3
                                                ------     -------------       -------          -------          -------
Net investment income (loss)............          0.49            0.53            0.12             0.03             0.10
Net realized and unrealized gains
(losses) from investments, futures
contracts and foreign currency
transactions............................          0.27            0.27            2.02             1.26             0.23
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
Net increase (decrease) from investment
operations..............................          0.76            0.80            2.14             1.29             0.33
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
Dividends from net investment income....         (0.43)          (0.46)          (0.05)           (0.02)           (0.04)
Distributions from net realized gains...         (0.01)          (0.01)          (0.02)              --               --
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
Total dividends and distributions.......         (0.44)          (0.47)          (0.07)           (0.02)           (0.04)
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
Net asset value, end of period..........     $   12.32       $   12.33       $   14.07        $   13.27        $   12.29
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
Total investment return (1).............          6.38%           6.68%          17.90%           10.76%            2.76%
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
                                                ------     -------------       -------          -------          -------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $     17,765     $    38,296    $     80,897     $     69,248     $     63,894
Ratio of:
Expenses to average net assets, net of
fee waivers and expense
reimbursements..........................          0.85%*          0.95%*          1.00%*           1.00%*           1.00%*
Expenses to average net assets, before
fee waivers and expense
reimbursements..........................          1.74%*          1.61%*          1.40%*           1.33%*           1.51%*
Net investment income (loss) to average
net assets, net of fee waivers and
expense reimbursements..................          4.95%*          5.24%*          1.22%*           0.33%*           1.07%*
Net investment income (loss) to average
net assets, before fee waivers and
expense reimbursements..................          4.07%*          4.58%*          0.82%*          (0.01   )%*         0.56%*
Portfolio turnover......................            78%            197%             38%              65%              30%

                                               PACE                             PACE
                                           SMALL/MEDIUM        PACE         INTERNATIONAL
                                          COMPANY GROWTH   INTERNATIONAL  EMERGING MARKETS
                                              EQUITY          EQUITY           EQUITY
                                            INVESTMENTS     INVESTMENTS      INVESTMENTS
                                          ---------------  -------------  -----------------
2                                            $   12.00       $   12.00        $   12.00
3
                                               -------     -------------        -------
Net investment income (loss)............          0.00            0.12             0.07
Net realized and unrealized gains
(losses) from investments, futures
contracts and foreign currency
transactions............................         (0.78)           0.73             0.44
                                               -------     -------------        -------
                                               -------     -------------        -------
Net increase (decrease) from investment
operations..............................         (0.78)           0.85             0.51
                                               -------     -------------        -------
                                               -------     -------------        -------
Dividends from net investment income....         (0.02)          (0.06)           (0.02)
Distributions from net realized gains...            --              --               --
                                               -------     -------------        -------
                                               -------     -------------        -------
Total dividends and distributions.......         (0.02)          (0.06)           (0.02)
                                               -------     -------------        -------
                                               -------     -------------        -------
Net asset value, end of period..........     $   11.20       $   12.79        $   12.49
                                               -------     -------------        -------
                                               -------     -------------        -------
                                               -------     -------------        -------
                                               -------     -------------        -------
Total investment return (1).............         (6.55)%          7.08%            4.23%
                                               -------     -------------        -------
                                               -------     -------------        -------
                                               -------     -------------        -------
                                               -------     -------------        -------
Ratios/Supplemental Data:
Net assets, end of period (000's).......  $     63,364     $    45,331    $      25,481
Ratio of:
Expenses to average net assets, net of
fee waivers and expense
reimbursements..........................          1.00%*          1.50%*           1.50%*
Expenses to average net assets, before
fee waivers and expense
reimbursements..........................          1.27%*          1.81%*           2.35%*
Net investment income (loss) to average
net assets, net of fee waivers and
expense reimbursements..................         (0.14   )%*        1.35%*          0.94%*
Net investment income (loss) to average
net assets, before fee waivers and
expense reimbursements..................         (0.41   )%*        1.04%*          0.08%*
Portfolio turnover......................           115%             25%              22%

Managed Accounts Services Portfolio Trust

Report of Ernst & Young LLP, Independent Auditors

The Board of Trustees and Shareholders of
Managed Accounts Services Portfolio Trust

We have audited the accompanying statement of assets and liabilities of Managed Accounts Services Portfolio Trust (comprising, respectively, PACE Money Market Investments, PACE Government Securities Fixed Income Investments, PACE Intermediate Fixed Income Investments, PACE Strategic Fixed Income Investments, PACE Municipal Fixed Income Investments, PACE Global Fixed Income Investments, PACE Large Company Value Equity Investments, PACE Large Company Growth Equity Investments, PACE Small/Medium Company Value Equity Investments, PACE Small/Medium Company Growth Equity Investments, PACE International Equity Investments and PACE International Emerging Markets Equity Investments) (the "Trust"), including the portfolios of investments as of July 31, 1996, and the related statements of operations, the changes in net assets, and the financial highlights for the period from August 24, 1995 (commencement of operations) to July 31, 1996. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned at July 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Managed Accounts Services Portfolio Trust at July 31, 1996, the results of their operations, the changes in their net assets, and the financial highlights for the period from August 24, 1995 to July 31, 1996, in conformity with generally accepted accounting principles.

                                                            [SIGNATURE]
New York, New York
September 11, 1996

Managed Accounts Services Portfolio Trust

Tax Information (unaudited)

We are required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of each Portfolio's fiscal year end (July 31, 1996) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that the following distributions paid during the fiscal year by the Portfolios were derived from the following sources:

                                                                       NET      SHORT-TERM    LONG-TERM    DIVIDEND*
                                                                   INVESTMENT     CAPITAL      CAPITAL     RECEIVED
PER SHARE DATA:                                                      INCOME        GAINS        GAINS      DEDUCTION
-----------------------------------------------------------------  -----------  -----------  -----------  -----------
PACE Money Market Investments....................................   $  0.0475           --           --           --
PACE Government Securities Fixed Income Investments..............      0.4378    $  0.0110           --           --
PACE Intermediate Fixed Income Investments.......................      0.4772       0.0010           --           --
PACE Strategic Fixed Income Investments..........................      0.5244       0.0122           --           --
PACE Municipal Fixed Income Investments..........................      0.4344       0.0025           --           --
PACE Global Fixed Income Investments.............................      0.4597       0.0040           --           --
PACE Large Company Value Equity Investments......................      0.0521       0.0130    $  0.0074        33.85
PACE Large Company Growth Equity Investments.....................      0.0200           --           --       100.00
PACE Small/Medium Company Value Equity Investments...............      0.0400           --           --        29.09
PACE Small/Medium Company Growth Equity Investments..............      0.0150           --           --           --
PACE International Equity Investments............................      0.0575           --           --         6.24
PACE International Emerging Markets Equity Investments...........      0.0165           --           --        19.91

------------
*Percentage of ordinary income dividends qualifying for the dividends received deduction available to corporate shareholders.

Dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income. Some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Since each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1996. Such notification, which will reflect the amount to be used by calendar year taxpayers on their federal income tax returns, will be made in conjunction with Form 1099 DIV and will be mailed in January 1997. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in each of the Portfolios.

SPECIAL INFORMATION FOR PACE INTERNATIONAL EQUITY INVESTMENTS AND PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

The Portfolios intend to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the Portfolios to its shareholders. The amount of foreign taxes paid for PACE International Equity Investments and PACE International Emerging Markets Equity Investments for the fiscal year ended July 31, 1996, on a per share basis, is $0.01844 and $0.01260, respectively. Accordingly, shareholders would report this amount as an additional income dividend on a federal income tax return and would be entitled to a foreign tax credit, or an itemized deduction, at their option, for this amount in computing their U.S. income tax liability. Generally, it is more advantageous to claim a credit rather than to take a deduction.

The following tables identify the foreign source income earned through July 31, 1996 by its source on a per share basis. Since the Portfolio's fiscal year is not the calendar year, shareholders should refer to their Form 1099 DIV mailed in January 1997 to determine the amounts to be included on their respective tax returns for 1996. Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investments in each of the Portfolios.

Tax Information (unaudited) (concluded)

                     PACE INTERNATIONAL EQUITY INVESTMENTS

                 GROSS     FOREIGN      NET                            GROSS     FOREIGN      NET
   COUNTRY      AMOUNT       TAX      AMOUNT          COUNTRY         AMOUNT       TAX      AMOUNT
-------------  -------------------------------  -------------------  -------------------------------
Argentina        0.00051    0.00000    0.00051  Japan                  0.01162    0.00174    0.00988
----------------------------------------------  ----------------------------------------------------
Australia        0.00326    0.00008    0.00318  Malaysia               0.00196    0.00047    0.00149
----------------------------------------------  ----------------------------------------------------
Austria          0.00097    0.00011    0.00087  Malaysia               0.00156    0.00000    0.00156
----------------------------------------------  ----------------------------------------------------
Belgium          0.00198    0.00030    0.00169  Peru                   0.00021    0.00000    0.00021
----------------------------------------------  ----------------------------------------------------
Brazil           0.00294    0.00000    0.00294  Singapore              0.00364    0.00029    0.00334
----------------------------------------------  ----------------------------------------------------
Chile            0.00090    0.00004    0.00085  South Africa           0.00104    0.00000    0.00104
----------------------------------------------  ----------------------------------------------------
France           0.01122    0.00197    0.00925  Spain                  0.00540    0.00097    0.00443
----------------------------------------------  ----------------------------------------------------
Germany          0.00932    0.00093    0.00839  Sweden                 0.00350    0.00052    0.00297
----------------------------------------------  ----------------------------------------------------
Holland          0.00407    0.00061    0.00346  Switzerland            0.00542    0.00081    0.00461
----------------------------------------------  ----------------------------------------------------
Hong Kong        0.01547    0.00000    0.01547  Thailand               0.00161    0.00013    0.00148
----------------------------------------------  ----------------------------------------------------
Italy            0.00335    0.00050    0.00285  United Kingdom         0.05966    0.00895    0.05071
----------------------------------------------  ----------------------------------------------------

             PACE INTERNATIONAL EMERGING MARKETS EQUITY INVESTMENTS

                 GROSS     FOREIGN      NET                            GROSS     FOREIGN      NET
   COUNTRY      AMOUNT       TAX      AMOUNT          COUNTRY         AMOUNT       TAX      AMOUNT
-------------  -------------------------------  ----------------------------------------------------
Argentina        0.00660    0.00000    0.00660  Mexico                 0.01119    0.00000    0.00000
----------------------------------------------  ----------------------------------------------------
Brazil           0.04387    0.00448    0.03939  Peru                   0.00086    0.00000    0.00086
----------------------------------------------  ----------------------------------------------------
Chile            0.00351    0.00118    0.00233  Phillipines            0.00393    0.00098    0.00294
----------------------------------------------  ----------------------------------------------------
Greece           0.00312    0.00000    0.00312  Poland                 0.00173    0.00026    0.00147
----------------------------------------------  ----------------------------------------------------
Hong Kong        0.00853    0.00000    0.00853  Portugal               0.00476    0.00083    0.00393
----------------------------------------------  ----------------------------------------------------
Hungary          0.00214    0.00043    0.00171  Slovakia               0.00284    0.00043    0.00242
----------------------------------------------  ----------------------------------------------------
India            0.00018    0.00000    0.00018  South Africa           0.00735    0.00004    0.00731
----------------------------------------------  ----------------------------------------------------
Indonesia        0.01189    0.00238    0.00951  South Korea            0.00195    0.00043    0.00152
----------------------------------------------  ----------------------------------------------------
Korea            0.00200    0.00000    0.00200  Thailand               0.01153    0.00115    0.01038
----------------------------------------------  ----------------------------------------------------
Mauritius        0.00125    0.00000    0.00125  Turkey                 0.01172    0.00000    0.01172
----------------------------------------------  ----------------------------------------------------

                           MANAGED ACCOUNTS SERVICES

                                  PAINEWEBBER
                       -C- 1996 PaineWebber Incorporated
                                   960109-012